AGREEMENT REGARDING ACQUISITION
                                  OF FACILITIES


     THIS AGREEMENT is made as of the 17th day of July, 1998 by and between NATIONAL ASSISTED LIVING LIMITED PARTNERSHIP, a Florida limited partnership whose sole general partner is National Assisted Living, Inc., a Florida corporation, having its principal office at 2150 Goodlette Road, Suite 800, Naples, Florida (the "Seller") and CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation, having its principal office at 197 First Avenue, Needham Heights, Massachusetts 02494 (the "Buyer").

                          W I T N E S S E T H  T H A T:

     WHEREAS, the Seller (a) is the holder of the tenant's interest under the Existing Facility Leases (as hereinafter defined), which Existing Facility Leases relate to certain premises located in seven (7) separate states, upon which two (2) assisted living facilities have been constructed and are currently being operated by the Seller and upon which five (5) other assisted living facilities shall be constructed by the Seller in accordance with the terms hereof and (b) is the holder of the right to acquire the Blue Bell Real Property (as hereinafter defined) and the Richmond Real Property (as hereinafter defined), the Montgomery Real Property (as hereinafter defined) and the West Bloomfield Hills Real Property (as hereinafter defined) upon which four (4) assisted living facilities shall be constructed by the Seller in accordance with the Project Plans (as hereinafter set forth) and the other terms and conditions set forth herein;

     WHEREAS, the Seller intends to finance the acquisition and development of the Blue Bell Real Property, the Richmond Real Property, the Montgomery Real Property and the West Bloomfield Hills Real Property pursuant to the Future Financings (as hereinafter defined) to be consummated after the execution and delivery of this Agreement in accordance with the terms hereof;

     WHEREAS, subject to the provisions hereof and in accordance with the terms and conditions hereinafter set forth, the Buyer desires to obtain from the Seller an option to purchase the Seller's interest in (i) the Property (as hereinafter defined), the Lease Documents (as hereinafter defined) and the Future Financing Documents (as hereinafter defined) or (ii) at the election of the Seller, in the wholly-owned Single Purpose Entities (as hereinafter defined), created by the Seller in accordance with the terms of this Agreement, to which such Single Purpose Entities the Seller has assigned its interest in the Property, the Lease Documents and the Future Financing Documents;

     WHEREAS, subject to the provisions hereof and in accordance with the terms and the conditions hereinafter set forth, the Seller desires to obtain from the Buyer, an option to obligate the Buyer to purchase the Seller's interest in (x) the Property, the Lease Documents and the Future Financing Documents or (y) at the election of the Seller, in the wholly-owned Single Purpose Entities, created by the Seller in accordance with the terms of this Agreement,


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to which such Single Purpose Entities the Seller has assigned its interest in the Property, the Lease Documents and the Future Financing Documents.

     NOW, THEREFORE, for and in consideration of the mutual covenants, conditions, representations and undertakings hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular and (b) all references in this Agreement to designated "Sections" and other subdivisions are to designated Sections and other subdivisions of this Agreement.

     Accountants: As defined in Section 4 of this Agreement.

     Accreditation Body: All Persons having or claiming jurisdiction over the accreditation, certification, evaluation or operation of any Facility or any Development Project.

     Additional Option Payment: As defined in Section 3 of this Agreement.

     Adjustment Period: As defined in Section 4 of this Agreement.

     Affiliate: With respect to any Person (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any other Person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person or (c) any officer, director, employee, general partner or trustee of such Person or any other Person controlling, controlled by or under common control with such Person (excluding trustees and Persons serving in a fiduciary or similar capacity who are not otherwise an Affiliate of such Person). For the purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, partnership interests, membership interests or other equity interests.

     Alternative Ownership Structure: Any form of entity that is a so-called "pass through" entity and is not separately taxed for federal, state and local income taxes.

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     Anniversary Date: With respect to each Facility other than the Naples
Facility, the date that is the second anniversary of the date that is the later to occur of (a) the date of the issuance of the CO for such Facility or (b) the date of the issuance of the Operating Permit for such Facility. With respect to the Naples Facility, the date that is fifteen (15) months after the execution date of this Agreement.

     Applicable Environmental Laws: Collectively, all Legal Requirements applicable to (a) environmental conditions on, under or emanating from all or any portion of the Property including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Water Pollution Control Act and the Federal Clean Air Act and (b) the generation, storage, transportation, utilization, disposal, management or release of Hazardous Substances by any of the Single Purpose Entities or by the Seller.

     Approved Buyer Contingency: With respect to each Development Project, the amount set forth on EXHIBIT I-2.

     Approved Lender Contingency: With respect to each Development Project, the amount of the contingency line item in any Budget approved by the applicable Landlord or Future Lender, as set forth on Exhibit I-2 attached hereto.

     Approved Property: Collectively, all of the Property other than the Blue Bell Property, the Richmond Property, the Montgomery Property and the West Bloomfield Hills Property.

     Architect: Any Person identified as an Architect under any of the Architects' Agreements.

     Architects' Agreements: Collectively, the Omnibus Letter Agreement, the Blue Bell Architect's Agreement, the Richmond Architect's Agreement, the West Bloomfield Hills Architect's Agreement and the Montgomery Architect's Agreement.

     Assignment and Assumption Agreement: As defined in Section 9.2 of this Agreement.

     Assignment and Assumption Agreement Regarding Lease Documents: As defined in Section 9.2 of this Agreement.

     Assignment and Assumption Agreement Regarding Loan Documents: As defined in
Section 9.4 of this Agreement.

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     Assumed Operating Agreements: With respect to each Facility (and the applicable portion of the Property related thereto), as defined in Section 8.17 of this Agreement.

     Audit: As defined in Section 4 of this Agreement.

     Beneficiaries: Alison Wagner and George P. Wagner, III (who are the children of Wagner).

     Bill of Sale: As defined in Section 9.2 of this Agreement.

     Birmingham Acquisition Agreement: Contract of Acquisition, dated as of September 25, 1997, by and between Seller, as Seller, and HCPI, as Buyer.

     Birmingham Budget: The budget relating to the Birmingham Property attached hereto as EXHIBIT B-1.

     Birmingham Closing: The Closing relating to the Birmingham Facility and the applicable portion of the Property related thereto.

     Birmingham Closing Date: The Closing Date relating to the Birmingham
Closing.

     Birmingham Conditional Use Approval: The conditional use approval granted by the Hoover City Council, as evidenced by the Hoover City Council Minutes.

     Birmingham Construction Contract: That certain Construction Agreement, dated as of January 26, 1998, by and between the Seller and Doster Construction Co., Inc.

     Birmingham Declaration: That certain Declaration of Covenants, Conditions and Restrictions For Meadow Brook Corporate Park dated as of October 17, 1984, recorded in Real 5, Page 772.

     Birmingham Development Agreement: That certain Development Agreement, dated as of September 25, 1997, by and between Seller, as Developer, and HCPI, as Owner.

     Birmingham Development Project: The Development Project relating to the Birmingham Property.

     Birmingham Facility: The one-story assisted living facility to be constructed on the Birmingham Real Property.

     Birmingham Intellectual Property: The Intellectual Property relating to the Birmingham Property.

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     Birmingham Lease: That certain Lease, dated as of September 25, 1997, by and between HCPI, as Lessor, and Seller, as Lessee.

     Birmingham Lease Documents: Collectively, the Existing Lease Documents relating to the Birmingham Property described on EXHIBIT D attached hereto and any Lease Documents relating to the Birmingham Property entered into after the date hereof in accordance with the terms hereof.

     Birmingham Letter of Credit: That certain Letter of Credit Number P100374, in the original principal amount of THREE HUNDRED EIGHTY-SEVEN THOUSAND DOLLARS ($387,000) issued on September 15, 1997 by SunTrust Bank for the benefit of HCPI as security for the Seller's obligations under the Birmingham Lease Documents, as amended by Amendment No. 001, dated September 16, 1997, Amendment No. 002, dated September 25, 1997, and Amendment No. 003, dated April 14, 1998.

     Birmingham Permitted Encumbrances: Collectively, the matters relating to the Birmingham Property described on EXHIBIT E attached hereto, and any Permitted Encumbrances relating to the Birmingham Real Property hereafter created in accordance with the terms hereof.

     Birmingham Plans and Specifications: Collectively, the plans and specifications relating to the Birmington Real Property described on EXHIBIT C-1 attached hereto.

     Birmingham Property: Collectively, the Birmingham Real Property, the Birmingham Tangible Personal Property and the Birmingham Intellectual Property.

     Birmingham Real Property: The real property described on EXHIBIT A-1 attached hereto and all improvements now or hereafter located thereon (including, without limitation, the Birmingham Facility).

     Birmingham Tangible Personal Property: The Tangible Personal Property relating to the Birmingham Real Property.

     Birmingham Title Insurance Policy: That certain Leasehold Owner's Title Insurance Policy No. 96-00-023321, dated October 29, 1997, issued to the Seller in the amount of $6,697,706 by Lawyers Title Insurance Corporation.

     Blue Bell Architect's Agreement: The agreement for Architectural and Design Services hereafter entered into between the Seller (or any Single Purpose Entity) and an architect licensed to do business in Pennsylvania (reasonably acceptable to the Buyer and any

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applicable Future Lender) relating to the Blue Bell Plans and Specifications, which is approved by the Buyer and the applicable Future Lender.

     Blue Bell Budget: The budget relating to the Blue Bell Property attached hereto as EXHIBIT B-2.

     Blue Bell Closing: The Closing relating to the Blue Bell Facility and the applicable portion of the Property related thereto.

     Blue Bell Closing Date: The Closing Date relating to the Blue Bell Closing.

     Blue Bell Construction Contract: An Agreement hereafter entered into between the Seller (or any Single Purpose Entity) and a general contractor licensed to do business in Pennsylvania (reasonably acceptable to the Buyer and any applicable Future Lender) relating to construction of the Blue Bell Facility in accordance with the Blue Bell Plans and Specifications, which is approved by the Buyer and the applicable Future Lender.

     Blue Bell Development Agreement: Any development agreement hereafter entered into, in accordance with the terms hereof, by and between the Seller (or any Single Purpose Entity) and any Future Lender in connection with any Future Financing hereafter consummated in accordance with the terms hereof, pursuant to which, such Future Lender shall agree to provide to the Seller (or any Single Purpose Entity) the funds necessary to develop and construct the Blue Bell Facility in accordance with the Blue Bell Plans and Specifications and the terms of this Agreement.

     Blue Bell Facility: The two-story assisted living facility with eighty-four
(84) units to be constructed on the Blue Bell Real Property.

     Blue Bell Intellectual Property: The Intellectual Property relating to the Blue Bell Facility.

     Blue Bell Letter of Credit: Collectively, any and all letters of credit obtained by the Seller (or any Single Purpose Entity) and issued to any Landlord or other Future Lender as collateral for the obligations of the Seller or such Single Purpose Entity under the terms of the Future Financing Documents relating to the Blue Bell Property.

     Blue Bell Permitted Encumbrances: Collectively, such matters as are taken as exceptions in the Seller's Title Insurance Policy to be issued pursuant to the Blue Bell Title Insurance Commitment; provided, that, the same have been reviewed and approved by the Buyer.

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     Blue Bell Plans and Specifications: The final plans and specifications for the construction and equipping of the Blue Bell Facility, including, without limitation, all schematic and working drawings, prepared by the applicable Architect under the Blue Bell Architect's Agreement and approved by all appropriate Governmental Authorities, the Buyer and the applicable Future Lender.

     Blue Bell Property: Collectively, the Blue Bell Real Property, the Blue Bell Tangible Personal Property and the Blue Bell Intellectual Property.

     Blue Bell Purchase Agreement: That certain Purchase Agreement, dated July 23, 1997, by and between the Seller, as Buyer and Alcar Restaurants, Inc., as Seller.

     Blue Bell Purchase Documents: Collectively, all documents, instruments and other materials that are necessary to consummate the acquisition of the Blue Bell Real Property pursuant to the terms of the Blue Bell Purchase Agreement.

     Blue Bell Real Property: The real property that is the subject of the Blue Bell Purchase Agreement and is described on EXHIBIT A-2 attached hereto, together with all improvements now or hereafter located thereon (including, without limitation, the Blue Bell Facility).

     Blue Bell Subdivision Approvals: As defined in Section 8.27 of this Agreement.

     Blue Bell Survey: A current survey of the Blue Bell Real Property, satisfactory in form and content to the Buyer, that is prepared and signed by a surveyor licensed to do business in Pennsylvania.

     Blue Bell Tangible Personal Property: The Tangible Personal Property relating to the Blue Bell Real Property.

     Blue Bell Title Insurance Commitment: Lawyers Title Insurance Corporation Title Insurance Commitment, Case No. LTI-97-M-14812 (Revision I), dated May 18, 1998 issued to the Seller.

     Blue Bell Zoning Approval: The Notice of Decision relating to the variances and special exceptions relating to the Blue Bell Property by the Whitpain Township Zoning Hearing Board, regarding a hearing held on November 20, 1997.

     Breakeven: Any month wherein the Gross Revenues generated from operations at a Facility equal or exceed the expenses incurred at such Facility during such period; provided, that, all expenses are accounted for on an accrual basis.

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     Budgets: Collectively, the Naples Budget, the Carmel Budget, the Dublin
Budget, the Germantown Budget, the Birmingham Budget, the Overland Park Budget, the Hockessin Budget, the Blue Bell Budget, the Richmond Budget, the Montgomery Budget and the West Bloomfield Hills Budget.

     Business Day: Any day which is not a Saturday or a Sunday or a public holiday under the laws of the United States of America, the Commonwealth of Massachusetts or the state in which the Buyer's depository bank is located.

     Buyer: As defined in the preamble of this Agreement and its successors and assigns.

     Buyer's Counsel: As defined in Section 5 of this Agreement.

     Buyer Default: As defined in Section 18 of this Agreement.

     Buyer Documents: Collectively, all documents required to be delivered by the Buyer at any Closing in order to effectuate the consummation thereof.

     Buyer's Title Insurance Policies: Collectively, the title insurance policies issued by one or more nationally recognized title insurance companies reasonably acceptable to the Buyer (or, if applicable, to any Single Purpose Entity that has been acquired by the Buyer) at the Closings, insuring the Buyer's (or such Single Purpose Entity's) interest in the Property (a) in substantially the same form as the Seller's Title Insurance Policies (including, without limitation, the same affirmative insurance coverages and endorsements),
(b) without any additional Lien, other than any Permitted Encumbrances that may hereafter be created in accordance with the terms hereof, taken as an exception,
(c) with affirmative insurance that no real estate taxes, water and sewer use charges, other governmental charges or other assessments are due and payable,
(d) without any exceptions taken regarding any instruments pertaining to any of the Construction Contracts, (e) with such other additional insurance coverages and/or endorsements as the Buyer may reasonably request and (f) with such other differences as are required in accordance with the terms of this Agreement.

     Buyer's Transfer Approvals: As defined in Section 8.19 of this Agreement.

     Call Notice: As defined in Section 2 of this Agreement.

     Call Right: As defined in Section 2 of this Agreement.

     CareMatrix: CareMatrix Corporation, a Delaware corporation and its successors and assigns.

     CareMatrix Amendments: As defined in Section 8.13 of this Agreement.

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     CareMatrix Approval: The approval by the Board of Directors of CareMatrix of the execution and delivery of this Agreement by the Buyer and the performance of the Buyer's obligations hereunder.

     Carmel Board of Zoning Minutes: The minutes of the meeting of the Carmel Board of Zoning Appeals held on October 28, 1996.

     Carmel Closing: The Closing relating to the Carmel Facility and the applicable portion of the Property related thereto.

     Carmel Closing Date: The Closing Date relating to the Carmel Closing.

     Carmel Construction Contract: That certain Construction Agreement, dated as of April 2, 1997, by and between the Seller and Turner Construction Company.

     Carmel Declaration: That certain Meridian Technology Center Declaration of Covenants and Easements dated December 30, 1986, recorded with the Hamilton County, Indiana Recorder in Book 190, Page 405, as amended of record.

     Carmel Development Agreement: That certain Development Agreement, dated as of January 21, 1997, by and between NHP and the Seller, as amended by First Amendment to Lease and Security Agreement and Related Documents (Carmel, Indiana), dated as of January 21, 1998, by and between NHP, the Seller and the Guarantor.

     Carmel Draft Report: The draft Environmental Report relating to the Carmel Real Property identified on EXHIBIT H attached hereto.

     Carmel Facility: The one-story assisted living facility with fifty-four
(54) units commonly known as Windsor Court located on the Carmel Real Property with an address of 11610 Technology Drive, Carmel, Indiana 46032.

     Carmel Intellectual Property: The Intellectual Property relating to the Carmel Facility.

     Carmel Lease: That certain Lease and Security Agreement, dated as of January 21, 1997, by and between NHP, as Landlord and the Seller, as Tenant, as amended by First Amendment to Lease and Security Agreement and Related Documents (Carmel, Indiana), dated as of January 21, 1998, by and between NHP, the Seller and the Guarantor.

     Carmel Lease Documents: Collectively, the Existing Lease Documents relating to the Carmel Property described on EXHIBIT D attached hereto and any Lease Documents relating to the Carmel Property entered into after the date hereof in accordance with the terms hereof.

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     Carmel Letter of Credit: That certain Letter of Credit (No. F700723), dated
April 14, 1998, in the original principal amount of TWO HUNDRED TEN THOUSAND DOLLARS ($210,000.00) issued by SunTrust Bank for the benefit of NHP, as security for the Seller's obligations under the Carmel Lease Documents.

     Carmel Permitted Encumbrances: Collectively, the matters relating to the Carmel Property described on EXHIBIT E attached hereto and any Permitted Encumbrances relating to the Carmel Property hereafter created in accordance with the terms hereof.

     Carmel Plans and Specifications: Collectively, the plans and specifications relating to the Carmel Real Property described on EXHIBIT C-3 attached hereto.

     Carmel Property: Collectively, the Carmel Real Property, the Carmel Tangible Personal Property and the Carmel Intellectual Property.

     Carmel Real Property: The real property described on EXHIBIT A-3 attached hereto and all improvements now or hereafter located thereon (including, without limitation, the Carmel Facility).

     Carmel Survey: That certain survey entitled "Land Title Survey Meridian Technology Center," prepared by Schneider Engineering Corporation, dated July 10, 1992, last revised January 21, 1997.

     Carmel Tangible Personal Property: The Tangible Personal Property relating to the Carmel Real Property.

     Carmel Title Insurance Policy: That certain Leasehold Owner's Title Insurance Policy No. 215-009996, dated January 30, 1997, issued to the Seller in the amount of $4,200,000.00 by Commonwealth Land Title Insurance Company, as amended by Endorsement dated April 15, 1998, increasing the amount of coverage to $4,401,053.

     Carmel Use Variance: That certain Use Variance granted by the Carmel Board of Zoning Appeals allowing the operation of a 35,000 square foot assisted living facility containing 54 units on the Carmel Real Property.

     Casualty: As defined in Section 8.22 of this Agreement.

     Change in Law: As defined in Section 8.33 of this Agreement.

     Closing: As defined in Section 2 of this Agreement.

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     Closing Certification: As defined in Section 6 of this Agreement.

     Closing Conditions: As defined in Section 2 of this Agreement.

     Closing Date: Any date upon which a Closing is consummated in accordance with the terms of this Agreement.

     Closing Month: As defined in Section 14 of this Agreement.

     CO: A final, unconditional Certificate of Occupancy (or its equivalent) permitting the initial occupancy of any Facility or Development Project for its Primary Intended Use after the completion of the construction thereof in accordance with the terms of this Agreement and the applicable Development Agreement and Project Plans related thereto.

     Condemnation: A taking by power of eminent domain or conveyance in lieu thereof of all or any portion of the Property.

     Condemnation Notice: As defined in Section 8.23 of this Agreement.

     Construction Contracts: Collectively, the Naples Construction Contract, the Carmel Construction Contract, the Dublin Construction Contract, the Germantown Construction Contract, the Birmingham Construction Contract, the Overland Park Construction Contract, the Hockessin Construction Contract, the Blue Bell Construction Contract, the Richmond Construction Contract, the Montgomery Construction Contract and the West Bloomfield Hills Construction Contract.

     Construction Permits and Contracts: As defined in Section 6.29 of this Agreement, including, without limitation, the Permits and Contracts described on EXHIBIT F attached hereto.

     Contingency Adjustment: For any Facility, the amount described on EXHIBIT I-3, which equals the Approved Buyer Contingency for such Facility minus the Approved Lender Contingency for such Facility.

     Contracts: Collectively, all agreements, contracts (including, without limitation, construction contracts, subcontracts and architects' contracts), contract rights, warranties and representations, franchises, and records and books of account benefiting, relating to or affecting the Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in conjunction with the Property and all renewals, replacements and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority or maintained or used by any member of the Selling Group or entered into by any member of the Selling Group.

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     Design Defect for Which the Seller has Responsibility: As defined in
Section 13 of this Agreement.

     Development Agreements: Collectively, the Naples Development Agreement, the Carmel Development Agreement, the Dublin Development Agreement, the Germantown Development Agreement, the Birmingham Development Agreement, the Overland Park Development Agreement, the Hockessin Development Agreement, the Blue Bell Development Agreement, the Richmond Development Agreement, the West Bloomfield Hills Development Agreement and the Montgomery Development Agreement.

     Development Fee: With respect to each Facility identified on EXHIBIT G attached hereto, the Development Fee shall equal the amount set forth on EXHIBIT G relating thereto, which amount represents that portion, if any, of the applicable Maximum Amount that may be advanced under the applicable Development Agreement for payment to the Seller (or any Affiliate thereof) as a development fee.

     Development Projects: Collectively, all of the Facilities which are currently under construction or with respect to which construction has not commenced. The Development Projects include all of the Facilities other than the Naples Facility and the Carmel Facility.

     Dublin Budget: The budget relating to the Dublin Property attached hereto as EXHIBIT B-4.

     Dublin Closing: The Closing relating to the Dublin Facility and the applicable portion of the Property related thereto.

     Dublin Closing Date: The Closing Date relating to the Dublin Closing.

     Dublin Construction Contract: That certain Agreement, dated as of August 21, 1997, by and between the Seller, as Owner, and Ruscilli Construction Co., Inc., as Contractor.

     Dublin Development Agreement: That certain Development Agreement, dated as of April 29, 1997, by and between NHP and the Seller, as amended by First Amendment to Lease and Security Agreement and Related Documents (Dublin, Ohio), dated as of January 21, 1998, by and among NHP, the Seller and the Guarantor.

     Dublin Driveway Easement Agreements: Collectively, (a) the Grant of Reciprocal Easements for Driveway Purposes and Agreement to Jointly Maintain Demised Easement Areas by and between NHP and Brand Road Investment Co., Ltd. recorded on May 2, 1997 with the Franklin County, Ohio Recorder in Official Record 35000E16 and (b) the Grant of

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Reciprocal Easements for Driveway Purposes and Agreement to Jointly Maintain
Demised Easement Areas by and between NHP and Brand Road Investment Co., Ltd., recorded on May 18, 1998 with the Franklin County, Ohio Recorder as Instrument No. 1988, 05180119987.

     Dublin Facility: The two-story assisted living facility with eighty-three
(83) units to be constructed on the Dublin Real Property.

     Dublin Intellectual Property: The Intellectual Property relating to the Dublin Facility.

         Dublin Lease: That certain Lease and Security Agreement, dated as of April 29, 1997, by and between NHP, as Landlord and the Seller, as Tenant, as amended by First Amendment to Lease and Security Agreement and Related Documents (Dublin, Ohio), dated as of January 21, 1998, by and among NHP, the Seller and the Guarantor.

     Dublin Lease Documents: Collectively, all of the Existing Lease Documents relating to the Dublin Property described on EXHIBIT D attached hereto and any Lease Documents relating to the Dublin Property entered into after the date hereof in accordance with the terms hereof.

     Dublin Letter of Credit: That certain Letter of Credit (No. F700722), dated April 14, 1998, in the original principal amount of TWO HUNDRED SEVENTY-FOUR THOUSAND DOLLARS ($274,000.00) issued by SunTrust Bank for the benefit of NHP, as security for the Seller's obligations under the Dublin Lease Documents.

     Dublin Permitted Encumbrances: Collectively, the matters relating to the Dublin Property described on EXHIBIT E attached hereto and any Permitted Encumbrances relating to the Dublin Property hereafter created in accordance with the terms hereof.

     Dublin Plans and Specifications: Collectively, the plans and specifications relating to the Dublin Real Property described on EXHIBIT C-4 attached hereto.

     Dublin Property: Collectively, the Dublin Real Property, the Dublin Tangible Personal Property and the Dublin Intellectual Property, which includes, without limitation, the property demised under the Dublin Lease.

     Dublin Real Property: The real property described on EXHIBIT A-4 attached hereto and all improvements now or hereafter located thereon (including, without limitation, the Dublin Facility).

     Dublin Tangible Personal Property: The Tangible Personal Property relating to the Dublin Real Property.

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     Dublin Title Insurance Policy: That certain Leasehold Owner's Title
Insurance Policy No. 96-00-031626, dated May 2, 1997, issued to the Seller in the amount of $5,478,700.00 by Lawyers Title Insurance Corporation, as amended by Endorsement dated as of June 3, 1998, increasing the amount of coverage to $5,936,750 and changing the effective date of the policy to May 18, 1998.

     Due Diligence Review Date: June 12, 1998.

     EBITDA: Earnings before interest, taxes (but after Real Estate Taxes), depreciation and amortization and after a management fee equal to three percent (3%) of the Gross Revenues of the applicable Facility, calculated for any month.

     Election Notice: Any Put Notice or Call Notice.

     Environmental Reports: Collectively, the environmental site assessment reports identified on EXHIBIT H attached hereto.

     Escrow Account: As defined in Section 6.33 of this Agreement.

     Environmental Claim: Any civil, criminal or investigative action, suit, communication (written or oral), demand, claim, citation, notice, consent decree, contract right (including without limitation, right of indemnification), investigation, judgment or order by any Person alleging, concerning or finding liability or potential liability arising out of or resulting from, in whole or in part, the actual or alleged presence, threatened release, release, emission, disposal, storage, treatment, transportation, generation, manufacture or use of any Hazardous Substance at, from or affecting any portion of the Property.

     Excluded Facilities: Collectively, the assisted living facility to be developed by the Seller in Willistown, Pennsylvania, the assisted living facility to be developed by the Seller in Mt. Laurel, New Jersey and the independent living facility to be developed by the Seller within a fifteen (15) mile radius of the Germantown Facility.

     Exercise Period: With respect to each Facility, the period from the applicable Facility's Anniversary Date through such Facility's Expiration Date.

     Existing Construction Contracts: All of the Construction Contracts other than the Blue Bell Construction Contract, the Richmond Construction Contract, the Montgomery Construction Contract and the West Bloomfield Hills Construction Contract.

     Existing Facilities: Collectively, the Naples Facility and the Carmel Facility.

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     Existing Facility Leases: Collectively, all of the Facility Leases
identified on EXHIBIT D attached hereto.

     Existing Lease Documents: Collectively, all of the Lease Documents identified on EXHIBIT D attached hereto.

     Existing Letters of Credit: Collectively, the Naples Letter of Credit, the Carmel Letter of Credit, the Dublin Letter of Credit, the Germantown Letter of Credit, the Birmingham Letter of Credit, the Overland Park Letter of Credit and the Hockessin Letter of Credit.

     Existing Permits and Contracts: As defined in Section 6.29 of this
Agreement.

     Existing Project Plans: Collectively, all of the Project Plans other than the Blue Bell Plans and Specifications, the Richmond Plans and Specifications, the Montgomery Plans and Specifications and the West Bloomfield Hills Plans and Specifications.

     Expiration Date: With respect to each Facility other than Naples Facility, the date that is six (6) months after the applicable Facility's Anniversary Date. With respect to the Naples Facility, the date that is fifteen (15) months after the Naples Facility's Anniversary Date.

     Extension Letters: Collectively those certain letters dated June 4, 1998, June 17, 1998 and June 25, 1998 from the Buyer to, and accepted by, the Seller, relating to the Letter of Intent.

     Facilities: Collectively, the Naples Facility, the Carmel Facility, the Dublin Facility, the Germantown Facility, the Birmingham Facility, the Overland Park Facility, the Hockessin Facility, the Blue Bell Facility, the Richmond Facility, the Montgomery Facility and the West Bloomfield Hills Facility.

     Facility Leases: Collectively, the Naples Lease, the Carmel Lease, the Dublin Lease, the Germantown Lease, the Birmingham Lease, the Overland Park Lease, the Hockessin Lease, and any other Lease relating to any Facility hereafter entered into with any Future Lender in connection with any Future Financing.

     Facility Purchase Price: With respect to the Seller's interest in any Facility (other than the Naples Facility) and the applicable portion of the Property relating thereto, an amount equal to the product of (a) 8.25 multiplied by (b) the EBITDA for such Facility annualized for the six (6) month period ending on the last day of the calendar month immediately prior to the date of the exercise of the Buyer's Call Right or the Seller's Put Right, as the case may be. With respect to the Seller's interest in the Naples Facility and the applicable portion of the

Property relating thereto, an amount equal to the product of (i) 9 multiplied by
(ii) the EBITDA for such Facility annualized for the six (6) month period ending on the last day of the calendar month immediately prior to the date of the exercise of the Buyer's Call Right or the Seller's Put Right, as the case may be.

     Future Financing: Any sale/leaseback or mortgage financing transaction hereinafter entered into by the Seller (or any Single Purpose Entity) in accordance with the terms hereof to finance the construction, development and operation of the Blue Bell Property, the Richmond Property, the Montgomery Property and/or the West Bloomfield Hills Property.

     Future Financing Default: A default or breach of condition continuing beyond the expiration of any applicable notice and/or grace periods under any of the Future Financing Documents.

     Future Financing Documents: Collectively, all documents and instruments hereafter entered into to evidence and/or secure any Future Financing consummated in accordance with the terms of this Agreement.

     Future Lender: Any commercial lender that provides sale/leaseback or mortgage financing to the Seller or any Single Purpose Entity relating to the construction, development and operation of the Blue Bell Property, the Richmond Property, the Montgomery Property and/or the West Bloomfield Hills Property.

     Future Permits and Contracts: Collectively, all Construction Permits and Contracts other than the Existing Permits and Contracts.

     General Assignment: As defined in Section 9.2 of this Agreement.

     General Contractor: Any Person identified as the General Contractor under any of the Construction Contracts.

     General Partner: National Assisted Living, Inc., a Florida corporation and its successors and assigns.

     Germantown Budget: The budget relating to the Germantown Property attached hereto as EXHIBIT B-5.

     Germantown Closing: The Closing relating to the Germantown Facility and the applicable portion of the Property related thereto.

     Germantown Closing Date: The Closing Date relating to the Germantown
Closing.

     Germantown Construction Contract: That certain Agreement, dated as of September 10, 1997, by and between the Seller, as Owner and Doster Construction Company, Inc., as Contractor.

     Germantown Development Agreement: That certain Development Agreement, dated as of May 15, 1997, by and between NHP and the Seller, as amended by First Amendment to Lease and Security Agreement and Related Documents (Germantown, Tennessee), dated as of January 21, 1998, by and among NHP, the Seller and the Guarantor.

     Germantown Facility: The two-story assisted living facility with fifty (50) units to be constructed on the Germantown Real Property.

     Germantown Intellectual Property: The Intellectual Property relating to the Germantown Facility.

     Germantown Lease: That certain Lease and Security Agreement, dated May 15, 1997, by and between NHP, as Landlord and the Seller, as Tenant, as amended by First Amendment to Lease and Security Agreement and Related Documents (Germantown, Tennessee), dated as of January 21, 1998, by and among NHP, the Seller and the Guarantor.

     Germantown Lease Documents: Collectively, all of the Existing Lease Documents relating to the Germantown Property described on EXHIBIT D attached hereto and any Lease Documents relating to the Germantown Property entered into after the date hereof in accordance with the terms hereof.

     Germantown Letter of Credit: That certain Letter of Credit (No. F501655/F700658), dated May 16, 1997, in the original principal amount of TWO HUNDRED FIFTEEN THOUSAND DOLLARS ($215,000.00) issued by SunTrust Bank for the benefit of NHP as security for the Seller's obligations under the Germantown Lease Documents, as amended by Amendment No. 1 dated May 20, 1998.

     Germantown Permitted Encumbrances: Collectively, the matters relating to the Germantown Property described on EXHIBIT E attached hereto and any Permitted Encumbrances relating to the Germantown Property hereafter created in accordance with the terms hereof.

     Germantown Plans and Specifications: Collectively, the plans and specifications described on EXHIBIT C-5 attached hereto.

     Germantown Property: Collectively, the Germantown Real Property, the Germantown Tangible Personal Property and the Germantown Intellectual Property.

     Germantown Real Property: The real property described on EXHIBIT A-5 attached hereto and all improvements now or hereafter located thereon (including, without limitation, the Germantown Facility).

     Germantown Tangible Personal Property: The Tangible Personal Property relating to the Germantown Real Property.

     Germantown Title Insurance Policy: That certain Leasehold Owner's Title Insurance Policy No. 138-00-024234, dated May 29, 1997, issued to the Seller in the amount of $4,300,000.00 by Lawyers Title Insurance Corporation, as amended by Endorsement dated as of June 1, 1998, increasing the amount to $5,150,072.75.

     Germantown Utility Easement: That certain easement, dated June 19, 1973, granted by James L. Thornton and Frank A. Thornton to Memphis Light, Gas and Water Division, recorded in the Register's Office of Shelby County, Tennessee as instrument number J2 8740.

     Germantown Board of Zoning Appeals Minutes: The minutes of the meeting of the Germantown Board of Zoning Appeals held on January 28, 1997.

     Germantown Zoning Approvals: Collectively, (a) an Unconditional Special Use Permit and three (3) Variances pertaining to side and rear yard setback requirements and maximum building height limitations granted by the Germantown Board of Zoning Appeals with respect to the Germantown Real Property, as evidenced by the Germantown Board of Zoning Appeals Minutes, (b) the approvals relating to the Germantown Real Property evidenced by the minutes of the meetings of the Germantown Planning Commission held on October 1, 1996 and March 4, 1997 and (c) the approvals relating to the Germantown Real Property evidenced by the minutes of the meeting of the Germantown Design Review Commission held on February 18, 1997.

     Governmental Authorities: Collectively, all agencies, authorities, bodies, boards, commissions, courts, instrumentalities, legislatures and offices of any nature whatsoever for any government unit, quasi-government or political subdivision, whether federal, state, county, district, municipal, city or otherwise, and whether now or hereafter in existence.

     Gross Revenues: The term "Gross Revenues" shall mean all revenues generated by reason of the operation of the Property, including, without limitation, all resident revenues received or receivable for the use of, or otherwise by reason of all rooms, units and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on or from the Property, including, without limitation, except as otherwise specifically provided below, any consideration received under any subletting, licensing or other arrangements with any Person relating to the possession or use of any portion of the Property and all revenues from all ancillary services provided at and/or relating to the Property; provided, however, that Gross Revenues shall not include non-operating revenues such as interest income or gain from the sale of assets not sold in the ordinary course of business; and provided, further, that there shall be excluded or deducted (as the case may be) from such revenues:

     a. contractual allowances for billings not paid by or received from the appropriate Governmental Authorities or third party payors,

     b.   allowances according to GAAP for uncollectible accounts,

     c. all proper resident billing credits and adjustments according to GAAP relating to health care accounting,

     d. federal, state or local sales, use, gross receipts and excise taxes and any tax based upon or measured by said Gross Revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately,

     e. provider discounts for hospital or other medical facility utilization contracts,

     f. the cost of any special federal, state or local governmental program imposed specially to provide or finance indigent patient care (other than Medicare, Medicaid and the like), and

     g.   deposits refundable to residents of any Facility.

     To the extent that any Facility is subleased or occupied by an Affiliate of the Seller, Gross Revenues calculated for all purposes of this Agreement shall include the Gross Revenues of such sublessee with respect to the premises demised under the applicable sublease (i.e., the Gross Revenues generated from the operations conducted on such subleased portion of the Facility) and the rent received or receivable from such sublessee pursuant to such subleases shall be excluded from Gross Revenues for all such purposes. As to any sublease with a non-Affiliate of the Seller, only the rental actually received by the Seller (or the applicable Single Purpose Entity) from such non-Affiliate shall be included in Gross Revenues.

     Guarantor: Liberty Assisted Living Centers of Tennessee Limited Partnership, a Georgia limited partnership.

     Hazardous Substances: Collectively, (a) any "hazardous material," "hazardous substance," "hazardous waste," "oil," "regulated substance," "toxic substance," "restricted hazardous waste", "special waste" or words of similar import as defined under any of the Applicable Environmental Laws; (b) asbestos in any form; (c) urea formaldehyde foam insulation; (d) polychlorinated biphenyls; (e) radon gas; (f) flammable explosives; (g) radioactive materials; (h) any chemical, contaminant, solvent, material, pollutant or substance that may be dangerous or detrimental to all or any portion of the Property, the environment, or the health and safety of the residents and other occupants of any portion of the Property or of the owners or occupants of any other real property nearby any portion of the Property and (i) any substance, the generation, storage, transportation, utilization, disposal, management, release or location of which, on, under or from any portion of the Property is prohibited or otherwise regulated pursuant to any of the Applicable Environmental Laws.

     Notwithstanding the foregoing, the term Hazardous Substances as defined herein shall not include (i) pharmaceuticals and cleaning agents of the types and in the quantities and concentrations normally stocked by assisted living providers similar to the Facilities, (ii) oil in de minimis amounts typically associated with the use of certain portions of the Property for driving and parking motor vehicles or (iii) medical wastes generated at any Facility; provided, that the foregoing are used, stored, transported and/or disposed of in accordance with all Legal Requirements.

     HCPI: Health Care Property Investors, Inc., a Maryland corporation.

     Hockessin Budget: The budget relating to the Hockessin Property attached hereto as EXHIBIT B-6.

     Hockessin Closing: The Closing relating to the Hockessin Facility and the applicable portion of the Property related thereto.

     Hockessin Closing Date: The Closing Date relating to the Hockessin Closing.

     Hockessin Construction Contract: That certain Agreement, dated as of January 27, 1998 by and between the Seller, as Owner and NC Builders Inc., as Contractor.

     Hockessin Development Agreement: That certain Development Agreement, dated as of March 19, 1998, by and between MLD and the Seller.

     Hockessin Facility: The two-story assisted living facility with fifty-four
(54) units to be constructed on the Hockessin Real Property.

     Hockessin Intellectual Property: The Intellectual Property relating to the Hockessin Facility.

     Hockessin Lease: That certain Lease and Security Agreement, dated March 19, 1998, by and between MLD, as Lessor and the Seller, as Lessee.

     Hockessin Lease Documents: Collectively, all of the Existing Lease Documents relating to the Hockessin Property described on EXHIBIT D attached hereto and any Lease Documents relating to the Hockessin Property entered into after the date hereof in accordance with the terms hereof.

     Hockessin Letter of Credit: That certain Letter of Credit (No. F700701), dated February 23, 1998, in the original principal amount of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) issued by SunTrust Bank for the benefit of MLD as security for the Seller's obligations under the Hockessin Lease Documents, as amended by Amendment No. 1, dated as of May 20, 1998.

     Hockessin Permitted Encumbrances: Collectively, the matters relating to the Hockessin Property described on EXHIBIT E attached hereto and any matters relating to the Hockessin Real Property hereafter created in accordance with the terms hereof.

     Hockessin Plans and Specifications: Collectively, the plans and specifications relating to the Hockessin Real Property described on EXHIBIT C-6 attached hereto.

     Hockessin Property: Collectively, the Hockessin Real Property, the Hockessin Tangible Personal Property and the Hockessin Intellectual Property.

     Hockessin Real Property: The real property described on EXHIBIT A-6 attached hereto and all improvements now or hereafter located thereon (including, without limitation, the Hockessin Facility).

     Hockessin Sewer Agreement: That certain Sewer Commitment Agreement, dated April 9, 1998, by and between the Seller and New Castle County.

     Hockessin Tangible Personal Property: The Tangible Personal Property relating to the Hockessin Real Property.

     Hockessin Title Insurance Policy: That certain Owner's Title Insurance Policy No. 85- 01-510442, dated March 23, 1998, issued to MLD in the amount of $5,200,000 by Lawyers Title Insurance Corporation.

     Hockessin Variance: Collectively, the variances relating to the Hockessin Real Property granted by the Board of Adjustment of New Castle County pursuant to Notice of Decision filed July 21, 1997.

     Hoover City Council Minutes: The minutes of the meeting of the Hoover City Council held on August 18, 1997.

     HSR ACT: The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     Impositions: As defined in Section 8.9 of this Agreement.

     Initial Option Payment: As defined in Section 3 of this Agreement.

     Insurance Requirements: With respect to any Facility (and the applicable portion of the Property relating thereto), all terms and requirements set forth in any insurance policy required to be maintained by the Seller (or, if applicable, any Single Purpose Entity) pursuant to any applicable Lease Documents or Future Financing Documents.

     Intangible Personal Property: Collectively, all intangible property owned by the Seller or any Single Purpose Entity and used or useful in connection with the Real Property and/or the Tangible Personal Property, including without limitation: (a) all of the Seller's (or any Single Purpose Entity's) right, title and interest in and to all Leases and all of the Lease Documents; (b) all of the Seller's (or any Single Purpose Entity's) right, title and interest in and to the Assumed Operating Agreements; (c) all of the Seller's (or any Single Purpose Entity's) right, title and interest in the Intellectual Property, (d) all of the Seller's (or any Single Purpose Entity's) right, title and interest in all warranties relating to the Property and all Permits and (e) all of the good will associated with the Facilities.

     Intellectual Property: Collectively, all copyrights, rights of reproduction, trademarks, trade-names, trademark applications, service marks, patent applications, patents and patent license rights (all whether registered or unregistered, U.S. or foreign), inventions, franchises, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how and trade secrets which are used in or necessary for the construction and/or operation of the Property in accordance with its Primary Intended Use.

     Landlords: Collectively, HCPI, NHP and any Future Lender providing sale/leaseback financing in connection with any Future Financing hereafter consummated in accordance with the provisions of this Agreement.

     Last Facilities: As defined in Section 3 of this Agreement.

     Lease Assignment and Assumption Documents: As defined in Section 8.13 of this Agreement.

     Lease Default: A default or breach of condition continuing beyond any applicable notice and/or grace periods under any of the Lease Documents.

     Lease Documents: Collectively, the Naples Lease Documents, the Carmel Lease Documents, the Dublin Lease Documents, the Germantown Lease Documents, the Birmingham Lease Documents, the Overland Park Lease Documents, the Hockessin Lease Documents and any other documents or instruments hereafter entered into, in accordance with the terms of this Agreement, to evidence or secure any obligation of the Seller (or any Single Purpose Entity) to any Landlord regarding any Facility.

     Leases: Collectively, all leases, subleases, licenses, agreements, concession agreements, tenancy at will agreements, room rentals and rentals of other facilities of the Property and all other occupancy agreements of every kind and nature, whether oral or in writing, now in existence or subsequently entered into, encumbering or affecting all or any portion of the Property, including, without limitation, the Facility Leases; but, excluding all Operating Agreements.

     Legal Requirements: Collectively, all statutes, ordinances, by-laws, codes, rules, rulings, regulations, restrictions, orders, judgments, decrees, writs, judicial or administrative interpretations and injunctions (including, without limitation, all applicable building, health code, zoning, subdivision and other land use and health-care, assisted living and senior housing licensing statutes, ordinances, by-laws, codes, rules and regulations), whether now or hereafter enacted, promulgated or issued by any Governmental Authority affecting any member of the Selling Group and/or all or any portion of the Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in connection with all or any portion of the Property, including, without limitation, any of the foregoing which may (a) require repairs, modifications or alterations in or to all or any portion of the Property, (b) in any way affect (adversely or otherwise) the use and enjoyment of all or any portion of the Property and/or (c) require the assessment, monitoring, clean-up, containment, removal, remediation or other treatment of any Hazardous Substances on, under or from all or any portion of the Property. Without limiting the foregoing, the term Legal Requirements includes all Applicable Environmental Laws and shall also include Permitted Encumbrances and all Permits and Contracts issued by or entered into with any Governmental Authority and/or Accreditation Body.

     Letters of Credit: Collectively, the Existing Letters of Credit, the Blue Bell Letter of Credit, the Richmond Letter of Credit, the Montgomery Letter of Credit and the West Bloomfield Hills Letter of Credit and any other letter of credit obtained by the Seller (or any Single Purpose Entity) and issued to any Landlord as collateral for the obligations of the Seller or such Single Purpose Entity under the terms of any of the Existing Lease Documents.

     License Agreement: As defined in Section 8.2 of this Agreement.

     Lien: With respect to any real or personal property, any mortgage, easement, restriction, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

     Limited Parties: Collectively, the Seller, the General Partner, Wagner, the George P. Wagner, Jr. 1996 Irrevocable Trust and any other Principal.

     Liquidated Damages Amount: An amount equal to SIX MILLION FOUR HUNDRED THOUSAND DOLLARS ($6,400,000); provided, however, that (i) upon the Buyer's approval of all of the items referred to in Section 8.12(k) or Section 8.12(l), in each such instance, the Liquidated Damages Amount shall be increased by SIX HUNDRED THOUSAND DOLLARS ($600,000), (ii) in the event that the Seller or the Buyer exercises its option to exclude any Facility from this Agreement in accordance with the terms hereof, the Liquidated Damages Amount shall be reduced by an amount equal to the then applicable Liquidated Damages Amount divided by the number of Facilities with respect to which the Buyer and the Seller had Call Rights or Put Rights hereunder immediately prior to such exclusiion, (iii) in the event that any Closing relating to any Facility is not consummated on or before the Outside Closing Date relating to such Facility, for any reason other than a Buyer Default, the Liquidated Damages Amount shall be reduced by an amount equal to the then applicable Liquidated Damages Amount divided by the number of Facilities with respect to which the Buyer and the Seller had Call Rights or Put Rights hereunder immediately prior to the expiration of such Outside Closing Date and (iv) upon the consummation of each Closing hereunder, the Liquidated Damages Amount shall be reduced by an amount equal to the then applicable Liquidated Damages Amount divided by the number of Facilities with respect to which the Buyer and the Seller had Call Rights or Put Rights hereunder immediately prior to the consummation of such Closing.

     LLC Agreement: A limited liability (or operating) agreement in form and substance reasonably acceptable to the Buyer.

     Loan Assignment and Assumption Documents: As defined in Section 8.14 of this Agreement.

     Losses: As defined in Section 13 of this Agreement.

     Management Agreement: Any agreement, whether written or oral, now existing or hereafter entered into, between the Seller or any Single Purpose Entity and any other Person pursuant to which the Seller or such Single Purpose Entity provides any payment, fee or other consideration to such other Person to operate or manage any Facility.

     Manager: Any Person who now or hereafter has entered into a Management Agreement with the Seller or any Single Purpose Entity.

     Mandatory Agreement: With respect to any Facility, any Operating Agreement that provides for payments equal to or less than TEN THOUSAND ($10,000) per year.

     Maximum Amount: With respect to each Facility, the maximum amount of the proceeds to be advanced under the applicable Development Agreement, which amount is shown on the corresponding budget for such Facility and EXHIBIT I-1 attached hereto and, subject to Section 8.12 hereof, may not be increased without the prior written consent of the Buyer, in each instance, which consent may be withheld in the Buyer's sole and absolute discretion.

     Membership Assignment: As defined in Section 9.3 of this Agreement.

     MLD: MLD Delaware Trust, a Delaware business trust.

     Montgomery Architect's Agreement: The Agreement for Architectural and Design Services hereafter entered into between the Seller (or any Single Purpose Entity) and an architect licensed to do business in Alabama (reasonably acceptable to the Buyer and any applicable Future Lender) relating to the Montgomery Plans and Specifications, which is approved by the Buyer and the applicable Future Lender.

     Montgomery Budget: A line item budget setting forth the total cost for the design and construction of the Montgomery Facility, in form and substance acceptable to the Buyer and any applicable Future Lender.

     Montgomery Closing: The Closing relating to the Montgomery Facility and the applicable portion of the Property related thereto.

     Montgomery Closing Date: The Closing Date relating to the Montgomery
Closing.

     Montgomery Construction Contract: An agreement hereafter entered into between the Seller (or any Single Purpose Entity) and a general contractor licensed to do business in Alabama (reasonably acceptable to the Buyer and any applicable Future Lender) relating to construction of the Montgomery Facility in accordance with the Montgomery Plans and Specifications, which is approved by the Buyer and the applicable Future Lender.

     Montgomery Development Agreement: Any development agreement hereafter entered into, in accordance with the terms hereof, by and between the Seller (or any Single Purpose Entity) and any Future Lender in connection with any Future Financing hereafter consummated in accordance with the terms hereof, pursuant to which, such Future Lender shall agree to provide to the Seller (or any Single Purpose Entity) the funds necessary to develop and construct the Montgomery Facility in accordance with the Montgomery Plans and Specifications and the terms of this Agreement.

     Montgomery Environmental Report: A phase I site assessment report relating to the Montgomery Real Property prepared by a qualified geotechnical or engineering firm in form and substance reasonably acceptable to the Buyer, disclosing, at a minimum (a) the results of a review of prior uses of the Montgomery Real Property disclosed by public records and contacts with public officials; (b) the results of a review of local, state and federal records to determine whether the Montgomery Real Property or any nearby parcels of land have been identified as sites which have been contaminated by the release of Hazardous Substances; the status of any on-going investigations of such sites by the applicable governmental authorities (and the results thereof); the remedial action required or recommended by the applicable Governmental Authorities in connection therewith; whether there is any hydrogeological linkage between such sites and the Montgomery Real Property and the risk of contamination to the Montgomery Real Property emanating from such sites; (c) the results of contacts with Governmental Authorities to determine whether any records exist with respect to the use, release, storage, transportation or disposal of Hazardous Substances from or at the Montgomery Real Property; (d) the location, size and condition of all underground storage tanks and whether the use (or abandonment) of such tanks is in compliance with the Applicable Environmental Laws; and (e) the results of a site inspection of the Montgomery Real Property.

     Montgomery Facility: The one-story assisted living facility with not less than fifty-four (54) units to be constructed on the Montgomery Real Property.

     Montgomery Intellectual Property: The Intellectual Property relating to the Montgomery Facility.

     Montgomery Letter of Credit: Collectively, any and all letters of credit obtained by the Seller (or any Single Purpose Entity) and issued to any Future Lender as collateral for the obligations of the Seller or such Single Purpose Entity under the terms of the Future Financing Documents (hereafter entered into in accordance with the terms of this Agreement) relating to the Montgomery Property.

     Montgomery Permitted Encumbrances: Collectively, such matters as are taken as exceptions in the Seller's Title Insurance Policy to be issued pursuant to the Montgomery Title Insurance Commitment; provided, that the same have been reviewed and approved by the Buyer.

     Montgomery Plans and Specifications: The final plans and specifications for the construction and equipping of the Montgomery Facility, including, without limitation, all schematic and working drawings, prepared by the applicable Architect under the Montgomery Architect's Agreement and approved by all appropriate Governmental Authorities, the Buyer and the applicable Future Lender.

     Montgomery Property: Collectively, the Montgomery Real Property, the Montgomery Tangible Personal Property and the Montgomery Intellectual Property.

     Montgomery Purchase Agreement: That certain Purchase Agreement, dated as of January 14, 1998, between the Seller, as Buyer and A. Pope Gordon, individually, Ruth G. Mullin, individually and A. Pope Gordon, as Trustee of Trust "B" under the Will of Belle G. Gresham, as Sellers, as amended by (a) Addendum dated February 27, 1998, (b) Addendum II dated February 27, 1998, (c) Addendum III dated May 6, 1998 and (d) Addendum IV dated June 23, 1998.

     Montgomery Purchase Documents: Collectively, all documents, instruments and other materials that are necessary to consummate the acquisition of the Montgomery Real Property pursuant to the terms of the Montgomery Purchase Agreement.

     Montgomery Real Property: The real property that is the subject of the Montgomery Purchase Agreement and is described on EXHIBIT A-10 attached hereto and all improvements now or hereafter located thereon (including, without limitation, the Montgomery Facility).

     Montgomery Survey: A current survey of the Montgomery Real Property, satisfactory in form and content to the Buyer, that is prepared and signed by a surveyor licensed to do business in Alabama.

     Montgomery Tangible Personal Property: The Tangible Personal Property relating to the Montgomery Real Property.

     Montgomery Title Insurance Commitment: Lawyers Title Insurance Corporation Title Insurance Commitment No. 2951-124, effective June 9, 1998.

     Naples Budget: The budget relating to the Naples Property attached hereto as EXHIBIT B-7.

     Naples Closing: The Closing relating to the Naples Facility and the applicable portion of the Property related thereto.

     Naples Closing Date: The Closing Date relating to the Naples Closing.

     Naples Construction Contract: That certain Construction Contract, dated as of June 17, 1996, by and between the Seller and Doster Construction Company, Inc.

     Naples Development Agreement: That certain Development Agreement, dated as of July 30, 1996, by and between NHP and the Seller.

     Naples Facility: The one-story assisted living facility with fifty (50) units commonly known as Windsor Court located on the Naples Real Property with an address of 2626 Goodlette Road, Naples, Florida 34103.

     Naples Intellectual Property: The Intellectual Property relating to the Naples Facility.

     Naples Joint Access Agreement: As defined in Section 6.38 of this
Agreement.

     Naples Lease: That certain Lease and Security Agreement, dated as of July 30, 1996, by and between NHP, as Landlord and the Seller, as Tenant, as amended by First Amendment to Lease and Security Agreement and Related Documents (Naples, Florida), dated as of January 21, 1998, by and among NHP, the Seller and the Guarantor.

     Naples Lease Documents: Collectively, all of the Existing Lease Documents relating to the Naples Property described on EXHIBIT D attached hereto and any Lease Documents relating to the Naples Property entered into after the date hereof in accordance with the terms hereof.

     Naples Letter of Credit: Collectively, (a) that certain Letter of Credit (No. F700609), dated July 28, 1997, in the original principal amount of TWO HUNDRED FORTY THOUSAND DOLLARS ($240,000.00) issued by SunTrust Bank for the benefit of NHP, as amended by Amendment No. 1 dated September 3, 1997 and Amendment No. 2 dated May 20, 1998 and (b) that certain Letter of Credit (No. F700624), dated August 21, 1997, in the original principal amount of TWO HUNDRED FORTY THOUSAND DOLLARS ($240,000.00) issued by SunTrust Bank for the benefit of the Seller amended by Amendment No. 1 dated September 3, 1997 and Amendment No. 2 dated May 20, 1998.

     Naples Lien: That certain Claim Of Lien For Unpaid Assessments recorded in the Official Records of Collier County, Florida in Book 2361, Page 1055.

     Naples Memorandum of Lease: The Memorandum of Lease relating to the Naples Lease described on EXHIBIT D attached hereto.

     Naples Permitted Encumbrances: Collectively, the matters relating to the Naples Property described on EXHIBIT E attached hereto and any matters relating to the Naples Property hereafter created in accordance with the terms hereof.

     Naples Planned Unit Development Approvals: Ordinance No. 77-7 adopted by the Collier County Board of County Commissioners, as amended by Ordinance No. 96-43.

     Naples Plans and Specifications: Collectively, the plans and specifications relating to the Naples Real Property described on EXHIBIT C-7 attached hereto.

     Naples Property: Collectively, the Naples Real Property, the Naples Tangible Personal Property and the Naples Intellectual Property.

         Naples Real Property: The real property described on EXHIBIT A-7 attached hereto and all improvements now or hereafter located thereon (including, without limitation, the Naples Facility).

     Naples Tangible Personal Property: The Tangible Personal Property relating to the Naples Real Property.

     Naples Title Insurance Policy: That certain Owner's Leasehold Title Insurance Policy No. OPL-68788, dated August 2, 1996, issued to NHP in the amount of $4,800,000.00 by Attorneys' Title Insurance Fund, Inc., as amended by Endorsement dated August 2, 1996 correcting Schedule A so as to (i) name the Seller as the insured, (ii) correct the interest insured under the policy as a leasehold interest, (iii) reference the Naples Memorandum of Lease and (iv) add the two (2) easement parcels included in the Naples Real Property to Exhibit A of such Schedule A.

     NHP: Nationwide Health Properties, Inc., a Maryland corporation.

     Nominee: As defined in Section 32 of this Agreement.

     Non-Competition Agreement: An agreement to be executed by any Principal in form and substance reasonably acceptable to the Buyer, pursuant to which, such Principal shall agree to be bound by the non-competition provisions set forth in
Section 8.6 of this Agreement.

     Omnibus Letter Agreement: That certain letter dated August 24, 1995 from Architectural Concepts, Inc. to, and accepted by, Liberty Health Care (an Affiliate of the Seller).

     Operating Agreements: Collectively, all service, repair, maintenance, operation and other contracts or agreements now or hereafter entered into by the Seller or any Manager which relate to or affect the use, operation and/or enjoyment of the Property or any portion thereof, including, without limitation, equipment leases and vehicle leases, but, excluding any Management Agreements.

     Operating Permits: As defined in Section 6.29 of this Agreement and with respect to each Facility, as set forth on EXHIBIT K attached hereto.

     Outside Closing Date: As defined in Section 3 of this Agreement.

     Overland Park Budget: The budget relating to the Overland Park Property attached hereto as EXHIBIT B-8.

     Overland Park Closing: The Closing relating to the Overland Park Facility and the applicable portion of the Property related thereto.

     Overland Park Closing Date: The Closing Date relating to the Overland Park Closing.

     Overland Park Construction Contract: That certain Agreement, dated as of December 23, 1997, by and between the Seller, as Owner and Excel Construction, Inc., as Contractor.

     Overland Park Development Agreement: That certain Development Agreement, dated as of January 23, 1998, by and between Seller, as Developer, and HCPI, as Owner.

     Overland Park Facility: The two-story assisted living facility with eighty-four (84) units to be constructed on the Overland Park Real Property.

     Overland Park Geotechnical Report: That certain Geotechnical Engineering Report (A-OG97-464E), dated November 8, 1997, prepared by Alpha-Omega Geotech, Inc., relating to the Overland Park Real Property.

     Overland Park Intellectual Property: The Intellectual Property relating to the Overland Park Facility.

     Overland Park Lease: That certain Lease, dated as of January 23, 1998, by and between HCPI, as Lessor, and Seller, as Lessee.

     Overland Park Lease Documents: Collectively, all of the Lease Documents relating to the Overland Park Property described on EXHIBIT D attached hereto.

     Overland Park Letter of Credit: That certain Letter of Credit Number P100392, in the original principal amount of THREE HUNDRED SIXTY-FOUR THOUSAND TWO HUNDRED FIFTY DOLLARS ($364,250) issued on January 16, 1998 by SunTrust Bank for the benefit of HCPI as security for the Seller's obligations under the Overland Park Lease Documents, as amended by Amendment No. 001, dated January 22, 1998 (reducing the stated amount to THREE HUNDRED FORTY-SEVEN THOUSAND ONE HUNDRED THIRTY DOLLARS ($347,130)), Amendment No. 002, dated January 23, 1998, and Amendment

No. 003, dated April 14, 1998 (increasing the stated amount to THREE HUNDRED FIFTY- TWO THOUSAND SEVEN HUNDRED NINETY-THREE DOLLARS ($352,793)).

     Overland Park Permitted Encumbrances: Collectively, the matters relating to the Overland Park Property described on EXHIBIT E attached hereto and any matters relating to the Overland Park Property hereafter created in accordance with the terms hereof.

     Overland Park Plans and Specifications: Collectively, the plans and specifications relating to the Overland Park Real Property described on EXHIBIT C-8 attached hereto.

     Overland Park Property: Collectively, the Overland Park Real Property, the Overland Park Tangible Personal Property and the Overland Park Intellectual Property.

     Overland Park Real Property: The real property described on EXHIBIT A-8 and all improvements now or hereafter located thereon.

     Overland Park Site Plan: That certain site plan entitled "Final Site Development Plan," prepared by Emmett Walsh, dated October 23, 1997.

     Overland Park Special Permit: Special Use Permit No. 97-36 relating to the Overland Park Real Property issued by the City Council of the City of Overland Park, Kansas pursuant to Ordinance No. Z-2562.

     Overland Park Tangible Personal Property: The Tangible Personal Property relating to the Overland Park Real Property.

     Overland Park Title Insurance Policy: That certain Leasehold Owner's Title Insurance Policy No. 136-00-844808, dated March 4, 1998, issued to the Seller in the amount of $7,285,000 by Lawyers Title Insurance Corporation.

     Partnership Agreement: That certain Agreement of Limited Partnership of National Assisted Living Limited Partnership, a Florida limited partnership, dated as of September 28, 1995 by and among National Assisted Living, Inc., a Florida corporation, and the Limited Partners named therein, together with the Certificate of Limited Partnership of National Assisted Living Limited Partnership dated September 19, 1995 and filed with the Florida Secretary of State's Office on September 28, 1995, as the same may be amended from time to time.

     Permits: Collectively, all licenses, approvals, qualifications, rights, variances, permissive uses, certificates of need, franchises, accreditations, certificates, certifications, consents, permits and other authorizations (including, without limitation, building permits, subdivision approvals and subdivision plans) benefiting, relating to or affecting the Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in conjunction with the Property (or any portion thereof) and all renewals, replacements and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority or maintained or used by any member of the Selling Group or entered into by any member of the Selling Group.

     Permitted Encumbrances: Collectively, the Facility Leases, all other Lease Documents, the Future Financing Documents, the Resident Agreements permitted in accordance with the terms of Section 8.16 hereof, the matters described on EXHIBIT E attached hereto and all other Liens that may hereafter be created or permitted to exist in accordance with the terms of this Agreement.

     Person: Any individual, corporation, general partnership, limited partnership, stock company or association, joint venture, company, trust, bank, trust company, land trust, business trust, unincorporated association, unincorporated organization, Governmental Authority or any other entity of any kind or nature.

     Primary Intended Use: With respect to each Facility and the applicable portion of the Property related thereto, as defined on EXHIBIT J attached hereto.

     Principal: Any Person now or hereafter holding, directly or indirectly, an equity interest in the Seller greater than ten percent (10%).

     Project Plans: Collectively, the Naples Plans and Specifications, the Carmel Plans and Specifications, the Dublin Plans and Specifications, the Germantown Plans and Specifications, the Birmingham Plans and Specifications, the Overland Park Plans and Specifications, the Hockessin Plans and Specifications, the Blue Bell Plans and Specifications, the Richmond Plans and Specifications, the Montgomery Plans and Specifications and the West Bloomfield Hills Plans and Specifications.

     Property: Collectively, the Naples Property, the Carmel Property, the Dublin Property, the Germantown Property, the Birmingham Property, the Overland Park Property, the Hockessin Property, the Blue Bell Property, the Richmond Property, the Montgomery Property and the West Bloomfield Hills Property.

     Put Notice: As defined in Section 2 of this Agreement.

     Put Right: As defined in Section 2 of this Agreement.

     Real Estate Taxes: In connection with any EBITDA calculation to be made hereunder, for any period relevant to the EBITDA calculation, the amount of the Real Estate

Taxes shall equal the greater of (a) the actual amount of the real estate taxes relating to the applicable Facility (and the applicable portion of the Property relating thereto) and (b) in the event that for any portion of the period relevant to the EBITDA calculation the then current real estate tax assessment for such Facility (and the applicable portion of the Property relating thereto) does not reflect an assessment for a completely constructed Facility, an amount equal to the product of the (i) applicable tax rate multiplied by (ii) the amount advanced under the applicable Development Agreement relating to such Facility.

     Real Property: Collectively, the Naples Real Property, the Carmel Real Property, the Dublin Real Property, the Germantown Real Property, the Birmingham Real Property, the Overland Park Real Property, the Hockessin Real Property, the Blue Bell Real Property, the Richmond Real Property, the Montgomery Real Property and the West Bloomfield Hills Property.

     Reliance Letter: A letter relating to any Environmental Report addressed to the Buyer (or, if applicable, any Single Purpose Entity) from the environmental consultant that prepared such Environmental Report, in form and substance reasonably acceptable to the Buyer, allowing the Buyer (or such Single Purpose Entity) to rely on such Environmental Report.

     Rent Roll: As defined in Section 9.1 of this Agreement.

     Rents: Collectively, all rents, revenues, royalties, issues, profits, fees, charges, rack rates and other payments for the use or occupancy of rooms or other facilities of the Real Property, insurance proceeds, condemnation awards, license fees, concession fees and all other income and security of every kind and nature due by virtue of the Leases other than the Facility Leases.

     Repairs: As defined in Section 8.22 of this Agreement.

     Replacement Letters of Credit: As defined in Section 8.13 of this
Agreement.

     Resident: Any individual residing at any Facility pursuant to any Resident Agreement.

     Resident Agreements: Collectively, all Leases now or hereafter executed or entered into by or on behalf of any individual allowing such individual to reside at any of the Facilities.

     Richmond Architect's Agreement: That certain Agreement dated as of February 9, 1998 by and between the Seller, as Owner, and Architecture, Inc., as Architect, relating to the Richmond Development Project.

     Richmond Budget: A line item budget setting forth the total cost for the design and construction of the Richmond Facility, in form and substance acceptable to the Buyer and any Future Lender.

     Richmond Closing: The Closing relating to the Richmond Facility and the applicable portion of the Property related thereto.

     Richmond Architect's Agreement: That certain Agreement, dated as of February 19, 1998, by and between the Seller, as Owner and Architecture, Inc., as Architect.

     Richmond Construction Contract: An agreement hereafter entered into between the Seller (or any Single Purpose Entity) and a general contractor licensed to do business in Virginia (reasonably acceptable to the Buyer and any applicable Future Lender) relating to construction of the Richmond Facility in accordance with the Richmond Plans and Specifications, which is approved by the Buyer and the applicable Future Lender.

     Richmond Development Agreement: Any development agreement hereafter entered into, in accordance with the terms hereof, by and between the Seller (or any Single Purpose Entity) and any Future Lender in connection with any Future Financing hereafter consummated in accordance with the terms hereof, pursuant to which, such Future Lender shall agree to provide to the Seller (or any Single Purpose Entity) the funds necessary to develop and construct the Richmond Facility in accordance with the Richmond Plans and Specifications and the terms of this Agreement.

     Richmond Easement Agreement: That certain County of Chesterfield, Virginia Storm Water Management System/Best Management Practice (BMP)/Easement Agreement, dated September 26, 1995, by and between The Salisbury Corporation and County of Chesterfield, Virginia, recorded in the Clerk's Office of the Circuit Court of Chesterfield County, Virginia in Book 2758, Page 542.

     Richmond Facility: The one-story assisted living facility with not less than eighty-three (83) units to be constructed on the Richmond Real Property.

     Richmond Intellectual Property: The Intellectual Property relating to the Richmond Facility.

     Richmond Letter of Credit: Collectively, any and all letters of credit obtained by the Seller (or any Single Purpose Entity) and issued to any Future Lender as collateral for the obligations of the Seller or such Single Purpose Entity under the terms of the Future Financing Documents (hereafter entered into in accordance with the terms of this Agreement) relating to the Richmond Property.

     Richmond Permitted Encumbrances: Collectively, such matters as are taken as exceptions in the Seller's Title Insurance Policy to be issued pursuant to the Richmond Title Insurance Commitment; provided, that the same have been reviewed and approved by the Buyer.

     Richmond Plans and Specifications: The final plans and specifications for the construction and equipping of the Richmond Facility, including, without limitation, all schematic and working drawings, prepared by the applicable Architect under the Richmond Architect's Agreement and approved by all appropriate Governmental Authorities, the Buyer and the applicable Future Lender.

     Richmond Property: Collectively, the Richmond Real Property, the Richmond Tangible Personal Property and the Richmond Intellectual Property.

     Richmond Purchase Agreement: That certain Purchase Agreement, dated as of January 16, 1998, by and between the Seller, as Buyer and The Salisbury Corporation, as Seller, as amended by Addendum One dated as of April 28, 1998.

     Richmond Purchase Documents: Collectively, all documents, instruments and other materials that are necessary to consummate the acquisition of the Richmond Real Property pursuant to the terms of the Richmond Purchase Agreement.

     Richmond Real Property: The real property that is the subject of the Richmond Purchase Agreement and is described on EXHIBIT A-9 attached hereto and all improvements now or hereafter located thereon (including, without limitation, the Richmond Facility).

     Richmond Survey: A current survey of the Richmond Real Property, satisfactory in form and content to the Buyer, that is prepared and signed by a surveyor licensed to do business in Virginia.

     Richmond Tangible Personal Property: The Tangible Personal Property relating to the Richmond Real Property.

     Richmond Title Insurance Commitment: That certain Owner's Title Insurance Commitment dated March 18, 1998 issued to HCPI by Lawyers Title Insurance Corporation.

     Seller: As defined in the preamble of this Agreement and its successors and assigns.

     Seller Documents: Collectively, all documents required to be delivered by the Seller at any Closing in order to effectuate the consummation thereof.

     Seller's Title Insurance Commitments: Collectively, the Blue Bell Title Insurance Commitment, the Richmond Title Insurance Commitment, the Montgomery Title Insurance Commitment and the West Bloomfield Hills Title Insurance Commitment.

     Seller's Title Insurance Policies: Collectively, the Naples Title Insurance Policy, the Carmel Title Insurance Policy, the Dublin Title Insurance Policy, the Germantown Title Insurance Policy, the Birmingham Title Insurance Policy, the Overland Park Title Insurance Policy, the Hockessin Title Insurance Policy and any title insurance policy hereafter issued pursuant to the Seller's Title Insurance Commitments.

     Selling Group: Collectively, the Seller and the Single Purpose Entities (but with respect to each Single Purpose Entity, only until the date, if any, that the Buyer acquires all of the equity interests in such Single Purpose Entity).

     Single Purpose Entity: A single purpose, bankruptcy remote entity that (a) is a Delaware limited liability company (unless an Alternative Ownership Structure is required by the Buyer pursuant to the terms of Section 8.2 of this Agreement), (b) is wholly-owned by the Seller, (c) is created by a LLC Agreement (or, if applicable, such other organizational documents that are in form and substance reasonably acceptable to the Buyer), (d) is engaged in no business or other venture during its existence other than the ownership or leasing and operation of any Facility and (e) enters into no contractual agreement (whether written or oral) other than such contractual agreements as may be expressly permitted hereunder.

     States: Collectively, the states and commonwealths in which the Property is located.

     Subsidiary: With respect to any Person, any corporation or other entity, fifty percent (50%) or more of the outstanding capital stock or other ownership interest having general voting power (under ordinary circumstances) of which, is owned or controlled, directly or indirectly (through one or more Subsidiaries) by any such Person.

     Tangible Net Worth: An amount determined in accordance with GAAP equal to the total assets of any Person (excluding the total intangible assets of such Person) minus the total liabilities of such Person. Total intangible assets shall be deemed to include, but shall not be limited to, the excess of cost over book value of acquired businesses accounted for by the purchase method, formula, trademarks, trade names, patents, patent rights and deferred expenses (including, but not limited to, unamortized debt discount and expense, organizational expense and experimental and development expenses).

     Tangible Personal Property: Collectively, all machinery, apparatus, appliances, chattels, equipment, furniture, fittings, fixtures, draperies, curtains, tools, supplies and all other articles of personal property of every kind and nature whatsoever owned (or leased, pursuant to the Lease Documents or the Future Financing Documents) by the Seller, any

Single Purpose Entity or any other Affiliate of the Seller, now or hereafter located in or upon the Real Property (or any portion thereof) and used or useable in connection with any present or future use, development, operation, management and/or occupation of the Real Property (portion thereof).

     Tenants: Collectively, the holders of any lessee's interest under any of the Leases other than the Facility Leases and the Resident Agreements.

     Termination Date: December 31, 2002. Title Insurance Company: Any title insurance company that issues any of the Buyer's Title Insurance Policies.

     Total Option Payment: Collectively, the Initial Option Payment and the Additional Option Payments.

     Transfer Documents: As defined in Section 8.2 of this Agreement.

     Transfer Notice: As defined in Section 2 of this Agreement.

     Transfer Right: As defined in Section 2 of this Agreement.

     Undeveloped Site: As defined in Section 22 of this Agreement.

     Wagner: George P. Wagner, Jr., a resident of Naples, Florida.

     West Bloomfield Hills Architect's Agreement: That certain Agreement, dated as of February 19, 1998, by and between the Seller, as Owner and Architecture, Inc., as Architect, relating to the West Bloomfield Hills Development Project.

     West Bloomfield Hills Budget: A line item budget setting forth the total cost for the design and construction of the West Bloomfield Hills Facility, in form and substance acceptable to the Buyer and any applicable Future Lender.

     West Bloomfield Hills Closing: The Closing relating to the West Bloomfield Hills Facility and the applicable portion of the Property related thereto.

     West Bloomfield Hills Construction Contract: An agreement hereafter entered into between the Seller (or any Single Purpose Entity) and a general contractor licensed to do business in Michigan (reasonably acceptable to the Buyer and any applicable Future Lender) relating to construction of the West Bloomfield Hills Facility in accordance with the West

Bloomfield Hills Plans and Specifications, which is approved by the Buyer and the applicable Future Lender.

     West Bloomfield Hills Development Agreement: Any development agreement hereafter entered into, in accordance with the terms hereof, by and between the Seller (or any Single Purpose Entity) and any Future Lender in connection with any Future Financing hereafter consummated in accordance with the terms hereof, pursuant to which, such Future Lender shall agree to provide to the Seller (or any Single Purpose Entity) the funds necessary to develop and construct the West Bloomfield Hills Facility in accordance with the West Bloomfield Hills Plans and Specifications and the terms of this Agreement.

     West Bloomfield Hills Environmental Report : A phase I environmental site assessment report relating to the West Bloomfield Hills Real Property prepared by a qualified geotechnical or engineering firm in form and substance reasonably acceptable to the Buyer, disclosing, at a minimum (a) the results of a review of prior uses of the West Bloomfield Hills Real Property disclosed by public records and contacts with public officials; (b) the results of a review of local, state and federal records to determine whether the West Bloomfield Hills Real Property or any nearby parcels of land have been identified as sites which have been contaminated by the release of Hazardous Substances; the status of any on-going investigations of such sites by the applicable governmental authorities (and the results thereof); the remedial action required or recommended by the applicable Governmental Authorities in connection therewith; whether there is any hydrogeological linkage between such sites and the West Bloomfield Hills Real Property and the risk of contamination to the West Bloomfield Hills Real Property emanating from such sites; (c) the results of contacts with Governmental Authorities to determine whether any records exist with respect to the use, release, storage, transportation or disposal of Hazardous Substances from or at the West Bloomfield Hills Real Property; (d) the location, size and condition of all underground storage tanks and whether the use (or abandonment) of such tanks is in compliance with the Applicable Environmental Laws; and (e) the results of a site inspection of the West Bloomfield Hills Real Property.

     West Bloomfield Hills Facility: The two-story assisted living facility with not less than fifty (50) units to be constructed on the West Bloomfield Hills Real Property.

     West Bloomfield Hills Intellectual Property: The Intellectual Property relating to the West Bloomfield Hills Facility.

     West Bloomfield Hills Letter of Credit: Collectively, any and all letters of credit obtained by the Seller (or any Single Purpose Entity) and issued to any Landlord or other Future Lender as collateral for the obligations of the Seller or such Single Purpose Entity under the terms of the Future Financing Documents relating to the West Bloomfield Hills Property.

     West Bloomfield Hills Permitted Encumbrances: Collectively, such matters as are taken as exceptions in the Seller's Title Insurance Policy to be issued pursuant to the West Bloomfield Hills Title Insurance Commitment: provided, that, the same have been reviewed and approved by the Buyer.

     West Bloomfield Hills Plans and Specifications: The final plans and specifications for the construction and equipping of the West Bloomfield Hills Facility, including, without limitation, all schematic and working drawings, prepared by the applicable Architect under the West Bloomfield Hills Architect's Agreement and approved by all appropriate Governmental Authorities, the Buyer and the applicable Future Lender.

     West Bloomfield Hills Survey: A current survey of the West Bloomfield Hills Real Property, satisfactory in form and content to the Buyer and certified to the Buyer, that is prepared and signed by a surveyor licensed to do business in Michigan.

     West Bloomfield Hills Property: Collectively, the West Bloomfield Hills Real Property, the West Bloomfield Hills Tangible Personal Property and the West Bloomfield Hills Intellectual Property.

     West Bloomfield Hills Purchase Agreement: That certain Purchase Agreement, dated October 3, 1997, between the Seller, as Buyer and E. Albert Langer and Elizabeth M. Langer, as Seller, as amended by Amendment to Purchase Agreement dated March 2, 1998, as further amended by Amendment to Purchase Agreement dated July 9, 1998.

     West Bloomfield Hills Purchase Documents: Collectively, all documents, instruments and other materials that are necessary to consummate the acquisition of the West Bloomfield Hills Real Property pursuant to the terms of the West Bloomfield Hills Purchase Agreement.

     West Bloomfield Hills Real Property: The real property that is the subject of the West Bloomfield Hills Purchase Agreement and is described on EXHIBIT A-11 attached hereto, together with all improvement now or hereafter located thereon (including, without limitation, the West Bloomfield Hills Facility).

     West Bloomfield Hills Tangible Personal Property: The Tangible Personal Property relating to the West Bloomfield Hills Real Property.

     West Bloomfield Hills Title Insurance Commitment: Lawyers Title Insurance Corporation Title Insurance Commitment No. 68616-LTC effective October 22, 1997, naming the Seller as the proposed insured and E. Albert Langer and Elizabeth M. Langer as owners.

     Work: As defined in Section 24 of this Agreement.

     2. Call Rights, Put Rights and Transfer Rights.

          2.1 Call Option. Subject to the provisions hereof, the Buyer shall have the right but not the obligation to acquire and the Seller shall have the obligation to transfer all of its right, title and interest in the Property; provided, that, at the time of the consummation of the closing relating to any Facility and the applicable portion of the Property relating thereto (each, a "Closing"), (a) subject to Section 10.2 hereof, the Seller shall have fulfilled all of its obligations hereunder relating to such Facility and the applicable portion of the Property relating thereto and (b) subject to the provisions of
Section 10.2 hereof, all of the conditions precedent to the Buyer's obligation to consummate the applicable Closing set forth in Sections 10 and 11 of this Agreement shall be satisfied (the matters referred to in the foregoing clauses
(a) and (b) are referred to herein as the "Closing Conditions"). The Buyer's right to acquire the Seller's interest in any Facility (the "Call Right") shall be exercisable, upon not less than thirty (30) days' prior written notice (the "Call Notice") during the Facility's Exercise Period. Within fifteen (15) days after the Seller's receipt of the Call Notice, the Seller shall deliver to the Buyer the Seller's calculation of the Facility Purchase Price and the financial information used to calculate the Facility Purchase Price. Subject to the provisions of Section 12 hereof, the Closing relating to any Facility with respect to which the Buyer has exercised its Call Right shall occur on the specific date designated by the Buyer in the Call Notice, which date shall be within the Facility's Exercise Period or no later than thirty (30) days thereafter.

          2.2 Put Option. In addition to, and notwithstanding the foregoing, subject to the provisions hereof, the Seller shall have the right but not the obligation to require the Buyer to acquire the Seller's interest in each Facility or any group of Facilities at any time after such Facility or such group of Facilities achieves Breakeven individually or in the aggregate for three (3) consecutive months (the "Put Right"). The Seller's Put Right with respect to any Facility shall be exercisable, upon thirty (30) days' prior written notice (the "Put Notice"), until the earlier to occur of (i) the applicable Facility's Expiration Date or (ii) the Termination Date. Along with the Put Notice, the Seller shall deliver to the Buyer the Seller's calculation of the Facility Purchase Price and the financial information used to (x) calculate the Facility Purchase Price and (y) establish that the applicable Facility or Facilities achieved Breakeven for three (3) consecutive months. Subject to the provisions of Section 12, the Closing relating to any Facility or group of Facilities with respect to which the Seller has exercised its Put Right shall occur on the specific date which is designated by the Seller in the Put Notice, which date shall be within the Facility's Exercise Period or no later than thirty (30) days thereafter.

          2.3 Transfer Right. Furthermore, at the election of the Seller, exercisable with respect to each Facility, upon prior written notice to the Buyer (the "Transfer Notice") at any time prior to the exercise of the Buyer's Call Right or the

Seller's Put Right relating thereto, the Seller may transfer its interest in any Facility, the applicable portion of the Property relating thereto and the Lease Documents or the Future Financing Documents relating thereto to a Single Purpose Entity (the "Transfer Right"); provided, that, at its sole cost and expense, the Seller (A) complies with the provisions of Section 8.2 hereof and (B) obtains the following items and provides true and correct copies thereof to the Buyer prior to the consummation of the exercise of such Transfer Right: (I) all consents from any applicable Landlord or Future Lender whose consent is required under the applicable Lease Documents or Future Financing Documents and (II) all Permits from any Governmental Authorities that are required in connection with the Seller's exercise of its Transfer Right. Notwithstanding the foregoing and without limiting the terms of any other provisions set forth herein, none of the applicable Lease Documents or the applicable Future Financing Documents may be amended in connection with any exercise of the Seller's Transfer Right without the Buyer's prior written consent, which consent may be withheld in the Buyer's sole and absolute discretion; provided, however, that the Buyer may not withhold its consent to any amendment of any Lease Documents or Future Financing Documents, the sole effects of which are to substitute the Single Purpose Entity for the Seller under the applicable Lease Documents or Future Financing Documents and to evidence the applicable Landlord's or Future Lender's consent thereto, but does not amend any other substantive provisions of such Lease Documents or Future Financing Documents.

     3. Option Payments. Simultaneously with the execution and delivery of this Agreement, the Buyer shall pay by wire-transfer to the Seller the amount of ONE MILLION DOLLARS ($1,000,000) as an option payment (the "Initial Option Payment") in consideration of the Seller's grant of the Buyer's Call Right. One-half (1/2) of the Initial Option Payment shall be applied to each Facility Purchase Price payable by the Buyer with respect to the Buyer's acquisition of the Seller's interest in the last two (2) Facilities (and the applicable portion of the Property relating thereto) to be acquired hereunder by the Buyer, either as a result of the Buyer's exercise of its Call Right and/or the Seller's exercise of its Put Right (collectively, the "Last Facilities"). Within five (5) Business Days after the Seller has delivered to the Buyer a true and correct copy of the CO relating to any Facility, the Buyer shall pay by wire-transfer to the Seller an additional option payment of SIX HUNDRED THOUSAND DOLLARS ($600,000) (each, an "Additional Option Payment") as additional consideration for the Seller's grant of the Buyer's Call Right. An Additional Option Payment shall be applied to each Facility Purchase Price payable by the Buyer with respect to the Buyer's acquisition of the Seller's interest in any Facility (and the applicable portion of the Property relating thereto) or, if applicable, the Buyer's acquisition of all of the equity interests in the applicable Single Purpose Entity that owns or leases such Facility.

     Subject to the terms of Section 12, in the event that the Closing relating to any Facility is not consummated, due to a failure by the Seller to satisfy the Closing Conditions relating thereto, on or before the date (the "Outside Closing Date") that is earlier to occur of (a) the applicable Closing Date, as the same may be extended in accordance with the terms hereof or (b) the Termination Date, such Facility's Additional Option Payment shall be immediately refunded to the Buyer on the next Business Day thereafter and the Buyer's Call Right and the Seller's Put Right relating to such Facility (and the applicable portion of the Property related thereto) shall expire at 11:59 p.m. on the Outside Closing Date. Subject to the terms of Section 12, upon the next Business Day immediately after the Termination Date, if any Closing contemplated hereunder has not been consummated due to a failure by the Seller to satisfy the Closing Conditions relating thereto and, as a result, any portion of the Total Option Payment has not been applied to the Facility Purchase Prices previously paid by the Buyer in connection with the Closings consummated on or before the Termination Date, the full amount of such remaining portion of the Total Option Payment shall be immediately refunded to the Buyer.

     4. Facility Purchase Price. At the Closing relating to any Facility (and the applicable portion of the Property relating thereto), as long as at the time of such Closing, the applicable Closing Conditions have been satisfied, then, the Buyer shall pay to the Seller the applicable Facility Purchase Price (as the same may be adjusted in accordance with the terms of this Agreement), plus, any amounts due from Buyer pursuant to Section 8.12 hereof less the applicable Additional Option Payment less, if such Closing involves one of the Last Facilities, one-half (1/2) of the Initial Option Payment by wiring such amount in immediately available federal funds to such bank account as may be designated by the Seller.

     At any time within ninety (90) days after the Buyer's receipt of the Seller's calculation of any Facility Purchase Price and the financial information used to calculate such Facility Purchase Price and, if applicable, whether the applicable Facility or Facilities achieved Breakeven for three (3) consecutive months (each such ninety (90) day period, an "Adjustment Period"), the Buyer shall have the right, at its own expense, to have its accountants or representatives conduct an audit (an "Audit") of the information used by the Seller (and provided to the Buyer in accordance with Section 2 hereof) to calculate the Facility Purchase Price and, if applicable, whether the applicable Facility or Facilities achieved Breakeven for three (3) consecutive months and, in connection with any such Audit, to examine the Seller's books and records with respect thereto (including supporting data and tax returns).

     If by the end of any Adjustment Period, the Buyer has not given the Seller a notice of any objection to the Seller's calculation of the applicable Facility Purchase Price or, if applicable, whether the applicable Facility or Facilities achieved Breakeven for three (3) consecutive months (such notice of objection shall contain (a) a statement of the basis of the Buyer's objection, (b) the EBITDA as determined by the Buyer for the relevant period to calculate the applicable Facility Purchase Price or the Buyer's calculations concerning whether the applicable Facility or Facilities achieved Breakeven and (c) copies of the documents and financial information on which such objection and calculations are based), then, the Facility Purchase Price calculated by the Seller and/or, if applicable, the Seller's determination that the Facility or Facilities achieved Breakeven prior to the expiration of any Adjustment Period for three (3) consecutive months will be final. If the Buyer gives such notice of objection prior to the expiration of any Adjustment Period (even if any such notice of objection is provided to the Seller subsequent to the date that the applicable Closing is consummated), then, unless the parties resolve the issues in dispute within thirty (30) days after the Seller's receipt of such notice of objection, such issues in dispute will be submitted to a nationally recognized accounting firm mutually acceptable to the Buyer and the Seller (the "Accountants") for resolution. If such issues in dispute are submitted to the Accountants for resolution, (i) each party will furnish to the Accountants such workpapers and other documents and information relating to the disputed issues as the Accountants may request and are available to that party or its Affiliates (or its independent public accountants), and will be afforded the opportunity to present to the Accountants any material relating to the determination and to discuss the determination with the Accountants; (ii) the determination by the Accountants of the applicable Facility Purchase Price and/or whether the applicable Facility or Facilities achieved Breakeven for three (3) consecutive months, as set forth in a notice delivered to both parties by the Accountants, will be binding and conclusive on the parties; and (iii) the Buyer and the Seller will each bear fifty percent (50%) of the fees of the Accountants for such determination.

     In the event that such final determination by the Accountants of any Facility Purchase Price and/or whether the applicable Facility or Facilities achieved Breakeven for three (3) consecutive months is made prior to the applicable Closing Date, (x) such Facility Purchase Price shall be subject to further adjustments in accordance with the terms of this Agreement or (y) the Buyer shall not be required to consummate the Closing if the applicable Facility or Facilities have not achieved Breakeven for three (3) consecutive months (and the Seller had exercised its Put Right with respect thereto). In the event that such final determination of the Facility Purchase Price by the Accountants is made subsequent to such Closing Date and (I) the Facility Purchase Price determined by the Accountants is less than the Facility Purchase Price calculated by the Seller (without regard to any other adjustments to be made in accordance with the terms of this Agreement), the Seller will pay the difference to Buyer, together with interest at the prime rate as announced by the Wall Street Journal (or such other interest rate as is hereafter mutually agreed upon by the Buyer and the Seller) compounded monthly beginning on the applicable Closing Date and ending on the date of payment and (II) the Facility Purchase Price determined by the Accountants is greater than the Facility Purchase Price calculated by the Seller, the Buyer will pay the difference to the Seller, together with interest at the prime rate as announced by the Wall Street Journal (or such other interest rate as is hereafter mutually agreed upon by the Buyer and the Seller) compounded monthly beginning on the applicable Closing Date and ending on the date of payment. All payments described in the immediately preceding sentence will be made within ten (10) Business Days after such final determination by the Accountants in immediately available funds to such bank account as the receiving party may specify.

     The provisions of this Section 4 shall survive the consummation of each Closing hereunder.

     5. Place of Closing. Subject to the provisions of this Agreement, for each Closing, the Seller Documents shall be delivered by the Seller to the

Buyer at 10:00 a.m., Eastern Standard Time, on the Closing Date at the offices of the Nutter, McClennen & Fish, LLP (the "Buyer's Counsel"), One International Place, Boston, Massachusetts 02110 or, at the Buyer's option (exercisable upon written notice to the Seller), at such other place as is designated by the Buyer, or at such other place as is otherwise agreed upon in writing by the Buyer and the Seller. Notwithstanding the foregoing, the Seller may deliver all of the Seller Documents required hereunder with respect to any Closing to the Buyer's Counsel on or before the applicable Closing Date (to hold in escrow in accordance with customary conveyancing practices subject to the consummation of such Closing) by mail or overnight courier and need not attend the actual Closing.

     6. Seller's Representations and Warranties. As a material inducement for the Buyer to enter into this Agreement and to consummate each Closing, the Seller makes the following representations and warranties to the Buyer, which representations and warranties are true as of the date of this Agreement and, as a condition of the Buyer's obligation to close hereunder, shall be true and correct as of each Closing Date; provided, that, subject to the provisions of
Section 10.2 of this Agreement, such representations and warranties shall be treated as modified as of any Closing, and without breach of the foregoing obligation of the Seller, by the Seller's delivery at such Closing of a certification in substantially the form attached hereto as EXHIBIT M, reflecting the occurrence of any event or change in the state of facts effective after the date hereof and prior to such Closing relating to the Seller, the applicable Facility (and the portion of the Property related thereto) or, if applicable, the Single Purpose Entity that operates such Facility (each, a "Closing Certification"). The following representations and warranties (as the same may be modified by any Closing Certification acceptable to the Buyer) shall survive each Closing and any earlier termination of this Agreement.

          6.1 Legal Existence, Good Standing and Ownership Interest. The Seller is a limited partnership duly organized, validly existing and in good standing under the laws of Florida and has all requisite power and authority to own, lease and operate its properties, to carry on its business as presently conducted by it and as contemplated under the Lease Documents and to consummate the transactions contemplated hereby. The General Partner is the sole general partner of the Seller. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of Florida and has all requisite power and authority to own, lease and operate its properties, to carry on its business as presently conducted by it and as contemplated under the Lease Documents and to consummate the transactions contemplated hereby. The Seller and the General Partner are each duly qualified to transact business and are in good standing in each State where any portion of the Property owned or leased by the Seller is located and the applicable law requires the Seller and/or the General Partner to so qualify. The Seller has delivered to the Buyer a true and complete copy of the Partnership Agreement and the Articles of Organization and By-laws of the General Partner, together with any and all amendments and modifications to each of the same. As of the date hereof, Wagner is the only Principal. The General Partner is the holder of 60% interest in the Seller, free and clear of all Liens. Wagner is the holder of 180 shares (constituting 18% of the total issued and outstanding shares) of the capital stock of the General Partner and the George P. Wagner, Jr. 1996 Irrevocable Trust is the holder of 500 shares (constituting 50% of the total issued and outstanding shares) of capital stock in the General Partner.

     As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, subject to the provisions of Section 8.2, (i) such Single Purpose Entity shall be a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and shall have all requisite power and authority to own or lease and operate the portion of the Property that it owns or operates and to carry on its business as contemplated hereby and by any Lease Documents or Future Financing Documents to which such Single Purpose Entity is a party, (ii) such Single Purpose Entity shall be duly qualified to transact business and in good standing in the State where the Facility that it operates is located, (iii) immediately prior to the consummation of the applicable Closing, the Seller shall be the only member of the Single Purpose Entity and immediately after the consummation of the applicable Closing, the Buyer shall be the only member of the Single Purpose Entity, (iv) without limiting the terms of any other provision set forth herein, the Seller shall have delivered to the Buyer a true and complete copy of the LLC Agreement of the such Single Purpose Entity, together with any and all amendments and modifications to the same, (v) there shall be no default or breach of condition under the LLC Agreement, nor shall have any event occurred which, with notice and/or the passage of time, could constitute a default or breach of condition under the LLC Agreement, (vi) there shall be no outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or other agreements of any character which obligate or may obligate the applicable Single Purpose Entity to issue any additional membership interests in such Single Purpose Entity, (vii) the Seller (as the sole member of the Single Purpose Entity) shall not have entered into any binding agreement to sell any interest in the Single Purpose entity other than this Agreement, (viii) such Single Purpose Entity shall be (and, during the entire time of its existence, shall have been) engaged in no business or other venture other than the ownership or leasing and operation of the applicable Facility and (ix) such Single Purpose Entity is a party to no contractual obligations other than any of the Blue Bell Purchase Documents (if such Single Purpose Entity owns or leases the Blue Bell Real Property), any of the Richmond Purchase Documents (if such Single Purpose Entity owns or leases the Richmond Real Property), any applicable Transfer Documents and any applicable Lease Documents or Future Financing Documents.

          6.2 Authority and Enforceability. This Agreement and the Existing Lease Documents constitute, and each of the other Seller Documents, Lease Documents and the Future Financing Documents, as of the date of the execution and delivery thereof shall constitute, the legal, valid and binding obligations of the Seller and/or the Single Purpose Entities to the extent that any of the same is a party thereto, enforceable in accordance with their respective terms, covenants and conditions. There are no claims, defenses (personal or otherwise) or offsets to the validity or enforceability against the Seller or any of the Single Purpose Entities under this Agreement, any of the other Seller Documents, any of the Lease Documents or any of the Future Financing Documents. Neither the Seller, the Single Purpose Entities nor any other Person with any interest in the Property (or any portion thereof) has granted to any Person other than the Buyer a right of first refusal, option to purchase, or other right to purchase all or any part of the Property other than (a) the applicable lessee's option to purchase certain portions of the Property under the Lease Documents, (b) the Seller's right to acquire the Blue Bell Property under the Blue Bell Purchase Agreement, (c) the Seller's right to acquire the Richmond Property under the Richmond Purchase Agreement, (d) the Seller's right to acquire the Montgomery Property under the Montgomery Purchase Agreement and (e) the Seller's right to acquire the West Bloomfield Hills Property under the West Bloomfield Hills Purchase Agreement. The Seller has full power and authority to execute and deliver this Agreement and to perform all of the Seller's obligations arising hereunder. The General Partner has full power and authority to execute and deliver this Agreement and the other Seller Documents (to which the Seller is a party), as the sole general partner of the Seller. As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, (x) such Single Purpose Entity shall have full power and authority to execute and deliver the Seller Documents to which it is a party and (y) the Lease Documents or the Future Financing Documents to which such Single Purpose Entity is a party shall constitute the legal, valid and binding obligations of such Single Purpose Entity.

          6.3 No Conflict. Neither the execution, delivery and performance by the Seller of this Agreement and the other Seller Documents to which it is a party, nor the consummation of the Buyer's acquisition of the Seller's interest in the Property (or any portion thereof) and/or the Single Purpose Entities contravenes any provision of (a) the Partnership Agreement or any agreement to which the Seller is a party, (b) any judgment, order, decree, writ or injunction applicable to the Seller or the Property (or any portion thereof), (c) any applicable Legal Requirements or (d) any other agreement to which the Seller is or may hereafter be a party or by which the Seller or the Property (or any portion thereof) may be bound or affected (including, without limitation, the Lease Documents and the Future Financing Documents).

     As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, neither the execution, delivery and performance by such Single Purpose Entity of any Seller Documents to which it is a party, nor the consummation of the Buyer's acquisition of all of the equity interests in such Single Purpose Entity will contravene any provision of (i) such Single Purpose Entity's LLC Agreement, (ii) any judgment, order, decree, writ or injunction applicable to such Single Purpose Entity or that portion of the Property that such Single Purpose Entity owns or leases, (iii) any applicable Legal Requirements or (iv) without limiting the terms of any other provision hereof, any other agreement to which such Single Purpose Entity may be a party or by which such Single Purpose Entity or such portion of the Property may be bound or affected.

          6.4 No Consent or Approval. Except for (i) the Buyer's Transfer Approvals, (ii) the pre-merger filing and waiting period requirements of the HSR Act, (iii) the Future Permits and Contracts, (iv) the Operating Permits (other than the Operating Permits relating to the Naples Facility and the Carmel Facility), (v) the execution and delivery of the Blue Bell Architect's Agreement, the Blue Bell Construction Contract, the Blue Bell Purchase Documents, the Richmond Construction Contract, the Richmond Purchase Documents, the Montgomery Architect's Agreement, the Montgomery Construction Contract, the Montgomery Purchase Documents, the West Bloomfield Hills Architect's Agreement, the West Bloomfield Hills Construction Contract, the West Bloomfield Hills Purchase Documents, the Future Financing Documents and the Buyer's approval of the foregoing in accordance with the terms hereof, (vi) the Buyer's and any applicable Future Lender's approval of the Blue Bell Survey, the Blue Bell Plans and Specifications, the Blue Bell Permitted Encumbrances, the Richmond Budget, the Richmond Survey, the Richmond Plans and Specifications and the Richmond Permitted Encumbrances, the Montgomery Budget, the Montgomery Permitted Encumbrances, the Montgomery Plans and Specifications, the Montgomery Survey, the Montgomery Environmental Report, the West Bloomfield Hills Budget, the West Bloomfield Hills Plans and Specifications, the West Bloomfield Hills Permitted Encumbrances, the West Bloomfield Hills Survey and West Bloomfield Hills Environmental Report (vii) any other approvals from the Buyer relating to the Blue Bell Property, the Richmond Property, the Montgomery Property or the Richmond Property as set forth hereunder, (viii) the consents of the applicable Landlords and Future Lenders to any exercise by the Seller of its Transfer Right, (ix) any consents required from the parties to any Assumed Operating Agreements and (x) such consents or approvals as already obtained or filed, as the case may be, which are listed on EXHIBIT L attached hereto, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution and delivery of any of this Agreement or any of the other Seller Documents and the performance of the Seller's or any Single Purpose Entity's obligations thereunder or as a condition to the validity and/or the enforceability of this Agreement or any of the Seller Documents.

          6.5 Financial Condition. The Seller is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency and bankruptcy proceedings, pending or, to the best of the Seller's knowledge and belief, threatened:

     a. against or affecting the Seller, which, if adversely resolved to the Seller, would materially adversely affect the ability of the Seller to perform any of its obligations under this Agreement, any of the other Seller Documents, any of the Lease Documents or any of the Future Financing Documents;

     b. against or affecting the Property (or any portion thereof) and/or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or

     c. which may involve or affect the validity, priority and/or enforceability of this Agreement, any of the other Seller Documents, any of the Lease Documents or any of the Future Financing Documents, at law or in equity, or before or by any arbitrator or Governmental Authority.

          The Seller is not a party to any agreement, the terms of which now have or, as far as can be reasonably foreseen, may have a material adverse effect on its financial condition or business or on the development or operation of the Property (or any portion thereof) for its Primary Intended Use. The Seller (i) is able to pay its debts as they become due, (ii) has sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of this Agreement, the Lease Documents and the Future Financing Documents), (iii) owns property having a fair market value greater than the amount required to pay its debts as they become due and (iv) is not insolvent as determined by applicable law.

     As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, such Single Purpose Entity shall be financially solvent and there shall be no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency and bankruptcy proceedings, pending or, to the best of the Seller's and/or such Single Purpose Entity's knowledge and belief, threatened:

     x. against or affecting such Single Purpose Entity, which, if adversely resolved to such Single Purpose Entity, would materially adversely affect the ability of such Single Purpose Entity to perform any of its obligations under any of the Seller Documents, Lease Documents or Future Financing Documents to which it is a party;

     y. against or affecting the portion of the Property that is owned or leased by such Single Purpose Entity and/or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or

     z. which may involve or affect the validity, priority and/or enforceability of any of the Seller Documents, any of the Lease Documents or any of the Future

          Financing Documents to which such Single Purpose Entity is a party, at law or in equity, or before or by any arbitrator or Governmental Authority.

          6.6 Filing of Tax Returns. The Seller has filed all federal, state and local tax returns, reports and estimates for all years and periods (and portions thereof) which are required to be filed as to which extensions are not currently in effect and has paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns, reports or estimates or pursuant to any assessment or notice of tax claim or deficiency received by the Seller. No tax liability has been asserted against the Seller by the Internal Revenue Service or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid. The provisions for taxes shown on the Seller's most recent financial statements are adequate to cover the aggregate liability of such entity to the date thereof for all taxes based on the income, purchases, sales, business, properties or assets of the Seller. No waivers by the Seller of the statute of limitations with respect to federal, foreign, state or local taxes are in effect. The federal income tax returns of the Seller have never been audited by the Internal Revenue Service. The Seller has withheld proper and accurate amounts from its employees in full and complete compliance with the tax withholding provisions of the Internal Revenue Code and other applicable federal, foreign, state or local laws, and has filed proper and accurate, federal, foreign, state and local tax returns and reports for all years and periods (and portions thereof) for which any such returns and reports were due with respect to employee income tax withholding and social security and unemployment taxes. All payments due from the Seller on account of employee income tax withholding or social security and unemployment taxes in respect of years and periods (and portions thereof) ended on or prior to the date of such equity's most recent financial statement were paid prior to the date thereof or accrued as a liability on such financial statement.

     As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, (a) such Single Purpose Entity shall have filed all federal, state and local tax returns, reports and estimates for all years and periods (and portions thereof) which are required to be filed and shall have paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns, reports or estimates or pursuant to any assessment or notice of tax claim or deficiency received by such Single Purpose Entity, (b) no tax liability shall have been asserted against the applicable Single Purpose Entity by the Internal Revenue Service or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid and (c) no waivers by such Single Purpose Entity of the statute of limitations with respect to federal, foreign, state or local taxes are in effect.

          6.7 Accuracy of Financial Statements and Other Information. The financial statements of the various members of the Selling Group and of the Property (or any portion thereof) identified on SCHEDULE 6.7 attached hereto or hereafter given to the Buyer in connection with the consummation of the transactions contemplated hereunder were or shall be true, complete and accurate, in all material respects, and fairly presented or shall fairly present the financial condition of each member of the Selling Group as of the date thereof and for the periods covered thereby.

     Neither this Agreement, nor any of the other Seller Documents nor any certificate, agreement, statement or other document, including, without limitation, any financial statements concerning the financial condition of any member of the Selling Group, furnished to or to be furnished to the Buyer or its attorneys in connection with this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to prevent all statements contained herein and therein from being misleading in any material respect. There is no fact within the special knowledge of the Seller which has not been disclosed herein or in writing to the Buyer that materially adversely affects, or in the future, insofar as the Seller can reasonably foresee, may materially adversely affect the business, properties, assets or condition, financial or otherwise, of any member of the Selling Group or the Property (or any portion thereof).

          6.8 Pending Actions, Notices and Reports. Tere is no action or investigation pending or, to the best knowledge and belief of the Seller, threatened, anticipated or contemplated (nor, to the knowledge of the Seller, is there any reasonable basis therefor) against or affecting the Property (or any portion thereof) or any member of the Selling Group before any Governmental Authority which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of this Agreement or any of the other Seller Documents or any action taken or to be taken in connection with the transactions contemplated hereunder or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of any member of the Selling Group or any portion of the Property (including, without limitation, any action to revoke, withdraw or suspend any Permit necessary or desirable for the operation of any portion of the Property in accordance with its Primary Intended Use and any action to transfer or relocate any such Permit to a location other than the Property) or any material impairment of the right or ability of any member of the Selling Group to carry on its operations as presently conducted or proposed to be conducted under the terms hereof.

     None of the Facilities nor any member of the Selling Group has received any notice of any claim, requirement or demand of any Governmental Authority or any other Person having or claiming any licensing, certifying, supervising, evaluating or accrediting authority over the Approved Property to rework or redesign any of the Existing Project Plans, the Approved Property (or any portion thereof) or the professional staff, the professional services, procedures or practices of the Approved Property (or any portion thereof) in any material respect or to provide additional furniture, fixtures, equipment or inventory or to otherwise take any action so as to make the Approved Property conform to or comply with any Legal Requirement.

     As of the applicable Closing Date involving the Blue Bell Facility, the Richmond Facility, the Montgomery Facility or the West Bloomfield Hills Facility, neither the applicable Facility nor any member of the Selling Group shall have received any notice of any claim, requirement or demand of any Governmental Authority or any other Person having or claiming any licensing, certifying, supervising, evaluating or accrediting authority over any such Facility to rework or redesign any of the Project Plans relating thereto, any portion of the Property relating thereto or the professional staff, the professional services, procedures or practices of any such Facility in any material respect or to provide additional furniture, fixtures, equipment or inventory or to otherwise take any action so as to make such Facility (and/or the applicable portion of the Property relating thereto) conform to or comply with any Legal Requirement.

          6.9 Compliance with Legal and Other Requirements. Subject to Section
8.33 hereof, the Selling Group and the Property and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession and operation thereof comply with all applicable Legal Requirements, Permitted Encumbrances, Permits and Contracts and there is no claim of any violation thereof known to the Seller. Without limiting the foregoing, upon the completion of the construction of each Development Project and prior to the commencement of the operation thereof, the Seller or any applicable Single Purpose Entity shall obtain all Permits (including, without limitation, all Operating Permits) that are necessary to operate such Development Project in accordance with its Primary Intended Use.

     There are no outstanding notices of deficiencies or work orders relating to the Property (or any portion thereof) issued by any Governmental Authority requiring conformity to any of the Legal Requirements. The Seller has been issued all Permits (including, without limitation, COs and Operating Permits) required to operate the Naples Facility and the Carmel Facility in accordance with their respective Primary Intended Uses, other than a CO relating to the Carmel Facility. As of any Closing Date involving any Facility leased or owned by the Seller, the Seller shall have been issued all Permits (including, without limitation, all Operating Permits) required to operate such Facility in accordance with its Primary Intended Use. As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, such Single Purpose Entity shall have been issued all Permits (including, without limitation, all Operating Permits) required to operate the Facility that it leases or owns in accordance with such Facility's Primary Intended Use. The Seller knows of no impediments to the Seller (or, if applicable, the Single Purpose Entities) and the Development Projects obtaining all necessary Permits (including, without limitation, Operating Permits) from appropriate Governmental Authorities with jurisdiction over the operation of the Development Projects, so that the Development Projects may be operated in accordance with their respective Primary Intended Uses.

          6.10 Property Matters. Subject to Section 8.20 and the Buyer's approval of the Blue Bell Permitted Encumbrances and the Richmond Permitted Encumbrances, the Montgomery Permitted Encumbrances and the West Bloomfield Hills Permitted Encumbrances, the Property is free and clear of all Liens and Leases, except the Permitted Encumbrances. None of the Permitted Encumbrances has or is likely to have a material adverse impact upon, nor interfere with or impede, in any material respect, the operation of the Property in accordance with its Primary Intended Use.

     There is no Condemnation or similar proceeding pending with respect to or affecting any portion of the Property and the Seller is not aware, to the best of the Seller's knowledge and belief, that any such proceeding is contemplated. No part of the Property has been damaged by any Casualty. The Naples Facility and the Carmel Facility will be maintained in good operating condition and repair, ordinary wear and tear excepted (but, damage from any Casualty expressly not excepted), free from known defects in construction or design. Upon the completion of the construction of the Development Projects in accordance with the Project Plans, the terms hereof and the terms of the Development Agreements, the Development Projects will be maintained in good operating condition and repair, ordinary wear and tear excepted (but, damage from any Casualty expressly not excepted), free from known defects in construction or design.

     All buildings and other improvements necessary, both legally and practically, for the operation of the Naples Facility are located upon the Real Property demised under the Naples Lease. The Naples Property constitutes all real and personal property required, both legally and practically, for the operation of the Naples Facility as contemplated by the terms of this Agreement and the Naples Lease Documents. All buildings and other improvements necessary, both legally and practically, for the operation of the Carmel Facility are located upon the Real Property demised under the Carmel Lease. The Carmel Property constitutes all real and personal property required, both legally and practically, for the operation of the Carmel Facility as contemplated by the terms of this Agreement and the Carmel Lease Documents. Upon the completion of construction of each Development Project in accordance with the Project Plans, the terms of this Agreement and the terms of the Development Agreements, (a) all buildings and other improvements necessary, both legally and practically, for the operation of such Development Project shall be located upon the portion of the Real Property relating thereto and (b) the portion of the Property relating to such Development Project shall constitute all real and personal property required, both legally and practically, for the operation of the applicable Development Project as contemplated by the terms of this Agreement and the applicable Lease Documents or Future Financing Documents.

     As of the date hereof, the Seller (i) has good, marketable and, subject to the terms of the Existing Leases, indefeasible leasehold title to all of the Real Property, excluding the Blue Bell Real Property, the Richmond Real Property, the Montgomery Real Property and the West Bloomfield Hills Real Property, free and clear of all Liens other than the Permitted

Encumbrances relating thereto, (ii) has the right to acquire good, marketable and indefeasible title to the Blue Bell Real Property in accordance with the terms of the Blue Bell Purchase Agreement, free and clear of all Liens other than the Permitted Encumbrances relating thereto, (iii) has the right to acquire good, marketable and indefeasible title to the Richmond Real Property in accordance with the terms of the Richmond Purchase Agreement, free and clear of all Liens other than the Permitted Encumbrances relating thereto, (iv) has the right to acquire good, marketable and indefeasible title to the Montgomery Real Property in accordance with the terms of the Montgomery Purchase Agreement, free and clear of all Liens other than the Permitted Encumbrances relating thereto and (v) has the right to acquire good, marketable and indefeasible title to the West Bloomfield Hills Real Property in accordance with the terms of the West Bloomfield Hills Purchase Agreement, free and clear of all Liens other than the Permitted Encumbrances relating thereto.

     As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, such Single Purpose Entity shall have good, marketable and indefeasible (x) fee title to any portion of the Real Property owned by such Single Purpose Entity or (y) subject to the terms of any applicable Facility Lease, leasehold title to the Real Property demised to the Single Purpose Entity under the Facility Lease to which such Single Purpose Entity is a party, in either case, free and clear of all Liens other than the Permitted Encumbrances relating thereto. As of any Closing Date involving any Real Property owned by the Seller, the Seller shall have good, marketable and indefeasible fee title to such portion of the Real Property, free and clear of all Liens other than the Permitted Encumbrances relating thereto. As of any Closing Date involving any Facility demised to the Seller pursuant to any Facility Lease, the Seller shall have good, marketable and, subject to the terms of any such Facility Lease, indefeasible leasehold title to the Real Property which is the subject of such Facility Lease, free and clear of all Liens other than the Permitted Encumbrances relating thereto.

     The Real Property abuts on and has direct vehicular access to a public road or has access to a public road via permanent, irrevocable, appurtenant easements. All of the Real Property other than the Blue Bell Real Property constitutes separate parcels for real estate tax purposes and other than the parcel of land that currently includes the Blue Bell Real Property, no portion of any real property that does not constitute a portion of the Real Property is part of the same tax parcel as any part of the Property. As of the Blue Bell Closing, no portion of any real property that does not constitute the Blue Bell Real Property shall be part of the same tax parcel as the Blue Bell Real Property.

     All utilities necessary for the use and operation of the Existing Facilities are available to the Existing Facilities: (A) in sufficient supply and capacity; (B) through validly created and existing easements of record appurtenant to or encumbering the portion of the Real Property upon which the Existing Facilities are located (which easements shall not impede or restrict the operation of the Existing Facilities); and (C) without need for any Permits and Contracts required to be issued by or entered into with any Governmental Authority, except as already obtained or executed, as the case may be, or as otherwise shown, to the satisfaction of the Buyer, to be readily obtainable. Prior to the completion of any Development Project, all utilities necessary for the use and operation of such Development Project shall be available to such Development Project: (I) in sufficient supply and capacity; (II) through validly created and existing easements of record appurtenant to or encumbering the portion of the Real Property upon which such Development Project is located (which easements shall not impede or restrict the construction and operation of the applicable Development Project in accordance with the applicable Project Plans, the terms of this Agreement and the terms of the applicable Development Agreement); and
(III) without need for any Permits and Contracts required to be issued by or entered into with any Governmental Authority, except as already obtained or executed, as the case may be, or as otherwise shown, to the satisfaction of the Buyer, to be readily obtainable.

          6.11 Hazardous Substances. Without limiting the generality of any of the other representations and warranties set forth in this Section 6, (a) except as may have been specifically disclosed in any of the Environmental Reports, no Hazardous Substances have been or are being generated, stored, released or disposed of on, in, under or from the Property by any member of the Selling Group nor, to the best of the Seller's knowledge, by any other Person, (b) the Property is in compliance with all Applicable Environmental Laws, (c) there are no Environmental Claims pending or threatened against any member of the Selling Group or any Person whose liability for any Environmental Claim any member of the Selling Group has or may have retained or assumed either contractually or by operation of law, nor have there ever been any Environmental Claims pending or threatened against the Seller with respect to the Property, (d) no member of the Selling Group has incurred any liability to any of the States or the United States of America on account of Hazardous Substances on, in, under or affecting the Property, (e) except as may have been specifically disclosed in any of the Environmental Reports, the Seller is not aware of the existence, release or threat of release of any Hazardous Substances on any property adjacent to the Property that could affect any portion of the Property, (f) no portion of the Property has been designated by any Governmental Authority as a hazardous waste disposal site or a site or location requiring investigation concerning, or management, clean-up or removal of, any Hazardous Substances and (g) except as may have been specifically disclosed in any of the Environmental Reports, no underground storage tanks currently exist under the Property.

          6.12 Labor Matters. There are no proceedings now pending, nor, to the best of the Seller's knowledge, threatened with respect to the operation of any Existing Facility before the National Labor Relations Board, State Commission on Human Rights and Opportunities, State Department of Labor, U.S. Department of Labor or any other Governmental Authority having jurisdiction of employee rights with respect to hiring, tenure and conditions of employment, and the Seller has not experienced any material controversy with any administrator of any Existing Facility or other employee of similar stature or with any labor organization. There are no collective bargaining agreements now or previously in effect relating to any Existing Facility and no Existing Facility is or has been affected by any actual or threatened strike, work stoppage or other labor disturbance. To the best knowledge of the Seller, as of the date hereof, no union has attempted or is in the midst of attempting to represent any employee of any Existing Facility as a collective bargaining unit.

     As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, (a) there shall be no proceedings then pending, nor, to the best of the Seller's knowledge, threatened with respect to the operation of Facility operated by such Single Purpose Entity before the National Labor Relations Board, State Commission on Human Rights and Opportunities, State Department of Labor, U.S. Department of Labor or any other Governmental Authority having jurisdiction of employee rights with respect to hiring, tenure and conditions of employment, and such Single Purpose Entity shall not have experienced any material controversy with any Facility administrator or other employee of similar stature or with any labor organization, (b) there shall be no collective bargaining agreements then or previously in effect relating to the Facility operated by such Single Purpose Entity and such Facility shall not then be affected (nor shall have such Facility been affected in the past) by any actual or threatened strike, work stoppage or other labor disturbance and (c) to the best knowledge of the Seller, no union shall have attempted or shall be in the midst of attempting to represent any employee of the applicable Facility as a collective bargaining unit.

     As of the applicable Closing Date involving any Facility leased or owned by the Seller, (i) there shall be no proceedings then pending, nor, to the best of the Seller's knowledge, threatened with respect to the operation of such Facility before the National Labor Relations Board, State Commission on Human Rights and Opportunities, State Department of Labor, U.S. Department of Labor or any other Governmental Authority having jurisdiction of employee rights with respect to hiring, tenure and conditions of employment, and the Seller shall not have experienced any material controversy with any Facility administrator or other employee of similar stature or with any labor organization, (ii) there shall be no collective bargaining agreements then or previously in effect relating to the Facility owned or leased by the Seller and such Facility shall not then be affected (nor shall have such Facility been affected in the past) by any actual or threatened strike, work stoppage or other labor disturbance and
(iii) to the best knowledge of the Seller, no union shall have attempted or shall be in the midst of attempting to represent any employee of the applicable Facility as a collective bargaining unit.

          6.13 Intellectual Property. No claim of infringement has been asserted against the Seller regarding it use of the tradename "Windsor Court". To the best of the Seller's knowledge, the Seller is duly licensed or authorized to use all other (if any) Intellectual Property which is used in or necessary for the construction, development, management and/or operation of the Existing Facilities in accordance with their respective Primary Intended Uses, without conflict with or infringement of any, and subject to no, Lien (other than any Lien created by any of the Lease Documents), right, title or interest in others.

          6.14 Management Agreements. As of the applicable Closing Date involving any Facility, (a) there shall be no Management Agreement in force and effect relating to such Facility and (b) if such Facility is owned or leased by a Single Purpose Entity, such Single Purpose Entity shall not have any outstanding obligation, debt or other liability of any kind whatsoever (at law or in equity) to any Person that was previously a Manager of the Facility.

          6.15 Omnibus Letter Agreement, the Richmond Architect's Agreement, the West Bloomfield Hills Architect's Agreement and Existing Construction Contracts. The Omnibus Letter Agreement, the Richmond Architect's Agreement, the West Bloomfield Hills Architect's Agreement and the Existing Construction Contracts have been validly executed by and are binding upon the parties thereto and each is in full force and effect in accordance with the terms thereof. Although the Omnibus Letter Agreement states on its face that Liberty Health Care (an Affiliate of the Seller) is a party to the Omnibus Letter Agreement, in actuality, the Seller has performed all of the obligations of Liberty Health Care thereunder and has succeeded to the interest of Liberty Health Care thereunder. All of the parties to the Existing Construction Contracts, the Richmond Architect's Agreement, the West Bloomfield Hills Architect's Agreement and the Omnibus Letter Agreement have faithfully performed, in all material respects, all of their respective obligations thereunder to the extent accrued as of the date hereof, and none of the parties to the foregoing instruments has asserted any claim of default thereunder; except that the Seller has asserted that the Architect relating to the Birmingham Facility did not faithfully perform all of its obligations under the Omnibus Letter Agreement with regard to the Birmingham Facility; however, such alleged default pertains to the initial drawings prepared by such Architect for the Birmingham Facility and does not in any way relate to any of the Project Plans.

          6.16 Future Architect's Agreements and Future Construction Contracts. As of the Closing Date involving the Blue Bell Property, (a) the Blue Bell Architect's Agreement and the Blue Bell Construction Contract shall have been validly executed by and shall be binding upon the parties thereto and each shall be in full force and effect in accordance with the terms thereof and (b) all of the parties to the Blue Bell Construction Contract and the Blue Bell Architect's Agreement shall have faithfully performed, in all material respects, all of their respective obligations thereunder and none of the parties to the foregoing instruments shall have asserted any claim of default thereunder. As of the Closing Date involving the Richmond Property, (i) the Richmond Construction Contract shall have been validly executed by and shall be binding upon the parties thereto and each shall be in full force and effect in accordance with the terms thereof and (ii) all of the parties to the Richmond Construction Contract and the Richmond Architect's Agreement shall have faithfully performed, in all material respects, all of their respective obligations thereunder and none of the parties to the foregoing instruments shall have asserted any claim of default thereunder. As of the Closing Date involving the West Bloomfield Hills Property, (x) the West Bloomfield Hills Architect's Agreement and the West Bloomfield Hills Construction Contract shall have been validly executed by and shall be binding upon the parties thereto and each shall be in full force and effect in accordance with the terms thereof and
(y) all of the parties to the West Bloomfield Hills Construction Contract and the West Bloomfield Hills Architect's Agreement shall have faithfully performed, in all material respects, all of their respective obligations thereunder and none of the parties to the foregoing instruments shall have asserted any claim of default thereunder. As of the Closing Date involving the Montgomery Property,
(A) the Montgomery Architect's Agreement and the Montgomery Construction Contract shall have been validly executed by and shall be binding upon the parties thereto and each shall be in full force and effect in accordance with the terms thereof and (B) all of the parties to the Montgomery Construction Contract and the Montgomery Architect's Agreement shall have faithfully performed, in all material respects, all of their respective obligations thereunder and none of the parties to the foregoing instruments shall have asserted any claim of default thereunder.

          6.17 Existing Project Plans. The Seller has delivered to the Buyer true and correct copies of the Existing Project Plans. The Existing Project Plans have been filed with and approved by all appropriate Governmental Authorities. All necessary Permits relating to the Existing Project Plans required to be issued or granted by any applicable Governmental Authority having or claiming jurisdiction over the Property have been obtained and all such Permits are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of the Seller, and do not contain any conditions or terms relating to any portion of the Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the applicable Development Projects (substantially and in all material respects in accordance with the Existing Project Plans and the terms and provisions of this Agreement and the applicable Development Agreements). Furthermore, the Existing Project Plans have been approved in writing by the Landlords (to the extent required under the Development Agreements), any construction heretofore performed on any Development Project has been performed substantially and in all material respects in accordance with the Existing Project Plans and the applicable Development Agreements and all future construction on the applicable Development Projects shall be performed substantially and in all material respects in accordance with the Existing Project Plans and the terms and conditions of this Agreement and the applicable Development Agreements. There are no structural defects in any of the Existing Facilities or the Development Projects of which the Seller has been advised or of which the Seller has notice or knowledge. The Seller has not received any notice claiming that, and the Seller has no knowledge that, the Existing Project Plans violate any Legal Requirement.

          6.18 Plans and Specifications Relating to the Blue Bell Property. Prior to the commencement of the construction of the Blue Bell Development Project and as of the Blue Bell Closing Date, (a) the Seller shall have delivered to the Buyer true and correct copies of the Blue Bell Plans and Specifications, (b) the Blue Bell Plans and Specifications shall have been filed with and approved by all appropriate Governmental Authorities, (c) all necessary Permits relating to the Blue Bell Plans and Specifications required to be issued or granted by any applicable Governmental Authority having or claiming jurisdiction over the Blue Bell Property shall have been obtained and all such Permits shall be in full force and effect, shall not be subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of the Seller, and shall not contain any conditions or terms relating to the Blue Bell Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Blue Bell Development Project (substantially and in all material respects in accordance with the Blue Bell Plans and Specifications and the terms and provisions of this Agreement and the Blue Bell Development Agreement), (d) the Blue Bell Plans and Specifications shall have been approved in writing by the Buyer and, to the extent required under any applicable Future Financing Documents, any Future Lender and (e) all construction on the Blue Bell Development Project shall be or shall have been performed substantially and in all material respects in accordance with the Blue Bell Plans and Specifications and the terms and conditions of this Agreement and the Blue Bell Development Agreement.

          6.19 Plans and Specifications Relating to the Richmond Property. Prior to the commencement of the construction of the Richmond Development Project and as of the Richmond Closing Date, (a) the Seller shall have delivered to the Buyer true and correct copies of the Richmond Plans and Specifications, (b) the Richmond Plans and Specifications have been filed with and approved by all appropriate Governmental Authorities, (c) all necessary Permits relating to the Richmond Plans and Specifications required to be issued or granted by any applicable Governmental Authority having or claiming jurisdiction over the Richmond Property shall have been obtained and all such Permits shall be in full force and effect, shall not be subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of the Seller, and shall not contain any conditions or terms relating to the Richmond Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Richmond Development Project (substantially and in all material respects in accordance with the Richmond Plans and Specifications and the terms and provisions of this Agreement and the Richmond Development Agreement), (d) the Richmond Plans and Specifications shall have been approved in writing by the Buyer and, to the extent required under any applicable Future Financing Documents, any Future Lender and (e) all construction on the Richmond Development Project shall be or shall have been performed substantially and in all material respects in accordance with the

Richmond Plans and Specifications and the terms and conditions of this Agreement and the Richmond Development Agreement.

          6.20 Plans and Specifications Relating to the West Bloomfield Hills Property. Prior to the commencement of the construction of the West Bloomfield Hills Development Project, (a) the Seller shall have delivered to the Buyer true and correct copies of the West Bloomfield Hills Plans and Specifications, (b) the West Bloomfield Hills Plans and Specifications shall have been filed with and approved by all appropriate Governmental Authorities, (c) all necessary Permits relating to the West Bloomfield Hills Project Plans required to be issued or granted by any applicable Governmental Authority having or claiming jurisdiction over the West Bloomfield Hills Property shall have been obtained and all such Permits shall be in full force and effect, shall not be subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of the Seller, and shall not contain any conditions or terms relating to the West Bloomfield Hills Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the West Bloomfield Hills Development Project (substantially and in all material respects in accordance with the West Bloomfield Hills Project Plans and the terms and provisions of this Agreement and the West Bloomfield Hills Development Agreement), (d) the West Bloomfield Hills Plans and Specifications shall have been approved in writing by the Buyer and any applicable Landlord or Future Lender and (e) all future construction on the West Bloomfield Hills Development Project shall be performed substantially and in all material respects in accordance with the West Bloomfield Hills Plans and Specifications and the terms and conditions of this Agreement and the West Bloomfield Hills Development Agreement.

          6.21 Plans and Specifications Relating to the Montgomery Property. Prior to the commencement of the construction of the Montgomery Development Project, (a) the Seller shall have delivered to the Buyer true and correct copies of the Montgomery Plans and Specifications, (b) the Montgomery Plans and Specifications have been filed with and approved by all appropriate Governmental Authorities, (c) all necessary Permits relating to the Montgomery Project Plans required to be issued or granted by any applicable Governmental Authority having or claiming jurisdiction over the Montgomery Property shall have been obtained and all such Permits shall be in full force and effect, shall not be subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of the Seller, and shall not contain any conditions or terms relating to the Montgomery Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Montgomery Development Project (substantially and in all material respects, in accordance with the Montgomery Plans and Specifications and the terms and provisions of this Agreement and the Montgomery Development Agreement), (d) the Montgomery Plans and Specifications shall have been approved in writing by the Buyer and any applicable Landlord or Future Lender and (e) all future construction on the Montgomery Development Project shall be performed substantially and in all material respects in accordance with the Montgomery Plans and Specifications and the terms and conditions of this Agreement and the Montgomery Development Agreement.

          6.22 Prior Construction Work. Except as may be expressly permitted by any Construction Contract, no Person has performed any construction work or furnished any services in connection with any construction carried on or to be carried on at either of the Existing Facilities who or which remains unpaid at the time of execution of this Agreement other than the General Contractor under the Carmel Construction Contract (who claims to be owed certain sums under the Carmel Construction Contract) or who or which shall remain unpaid after the next advance of funds is made under the Development Agreements relating to those Development Projects that are currently under construction. As of the applicable Closing Date involving the acquisition of all of the equity interests in any Single Purpose Entity by the Buyer pursuant to this Agreement, no Person who has performed any construction work or furnished any services in connection with any construction carried on at the Facility operated by such Single Purpose Entity shall remain unpaid. As of the applicable Closing Date involving any Facility leased or owned by the Seller, no Person who has performed any construction work or furnished any services in connection with any construction carried on at such Facility shall remain unpaid.

          6.23 Suitability of the Existing Project Plans. The Existing Project Plans provide for the construction and renovation of all buildings and related improvements necessary, both legally and practically, for the construction of the Development Projects (other than the Development Projects relating to the Blue Bell Property, the Richmond Property, the Montgomery Property and the West Bloomfield Hills Property) substantially and in all material respects in accordance with the terms of this Agreement and the Development Agreements relating thereto and, after the completion of the construction thereof, for the operation of such Development Projects for their respective Primary Intended Uses.

          6.24 Suitability of the Plans and Specifications Relating to the Blue Bell Development Project. As of date of the commencement of the construction of the Blue Bell Development Project, the Blue Bell Plans and Specifications shall provide for the construction and renovation of all buildings and related improvements necessary, both legally and practically, for the construction of the Blue Bell Development Project substantially and in all material respects in accordance with the terms of this Agreement and the Blue Bell Development Agreement and, after the completion of the construction thereof, for the operation of the Blue Bell Development Project for its Primary Intended Uses.

          6.25 Suitability of the Plans and Specifications Relating to the Richmond Development Project. As of date of the commencement of the construction of the Richmond Development Project, the Richmond Plans and Specifications shall provide for the construction and renovation of all buildings and related improvements necessary, both legally and practically, for the construction of the Richmond Development Project substantially and in all material respects in accordance with the terms of this Agreement and the Richmond Development Agreement and, after the completion of the construction thereof, for the operation of the Richmond Development Project for its Primary Intended Uses.

          6.26 Suitability of Project Plans Relating to the West Bloomfield Hills Development Project. As of date of the commencement of the construction of the West Bloomfield Hills Development Project, the West Bloomfield Hills Plans and Specifications shall provide for the construction and renovation of all buildings and related improvements necessary, both legally and practically, for the construction of the West Bloomfield Hills Development Project substantially and in all material respects in accordance with the terms of this Agreement and the West Bloomfield Hills Development Agreement and, after the completion of the construction thereof, for the operation of the West Bloomfield Hills Development Project for its Primary Intended Uses.

          6.27 Suitability of Project Plans Relating to the Montgomery Development Project. As of date of the commencement of the construction of the Montgomery Development Project, the Montgomery Project Plans and Specifications shall provide for the construction and renovation of all buildings and related improvements necessary, both legally and practically, for the construction of the Montgomery Development Project substantially and in all material respects in accordance with the terms of this Agreement and the Montgomery Development Agreement and, after the completion of the construction thereof, for the operation of the Montgomery Development Project for its Primary Intended Uses.

          6.28 Compliance with Legal Requirements and Applicable Agreements. Subject to Section 8.33 hereof, the Existing Facilities are in compliance with
(a) all Legal Requirements; (b) all applicable Permits and Contracts and (c) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar bodies. A CO has been issued for the Naples Facility and a true and correct copy thereof has been delivered to the Buyer. Subject to Section 8.33 hereof, upon the completion of construction of each Development Project, which shall be constructed substantially and in all material respects in accordance with the Project Plans relating thereto and the terms and provisions of this Agreement and the Development Agreement relating thereto, such Development Project shall be in compliance with (i) all Legal Requirements, (ii) all applicable Permits and Contracts and (iii) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar bodies.

          6.29 Permits and Contracts. All Permits and Contracts that are required by any Governmental Authority or quasi-governmental authority or agency or are necessary for, or in connection with, the construction of the Development Projects (collectively, the "Construction Permits and Contracts"), other than the Construction Permits and Contracts relating to the Blue Bell Facility, the Richmond Facility, the West Bloomfield Hills Facility or the Montgomery Facility, are listed on EXHIBIT F attached hereto. All Construction Permits and Contracts that can be obtained in the ordinary course of the construction of the Development Projects completed as of the date hereof (collectively, the "Existing Permits and Contracts") have been obtained or executed, as the case may be and true and complete copies thereof have been delivered to the Buyer. All such Existing Permits and Contracts are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been conclusively resolved in favor of the Seller and do not contain any conditions or terms which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Development Projects (if constructed in accordance with the Project Plans and the terms and provisions of this Agreement and the Development Agreements). There is no action pending, or, to the best knowledge and belief of the Seller, recommended by the applicable Governmental Authority having jurisdiction thereof, either to revoke, repeal, cancel, modify, withdraw or suspend any of the Construction Permits and Contracts. The Seller knows of no impediment to the future issuance of all Future Permits and Contracts and has no reason to believe that the Future Permits and Contracts will not be obtained as and when needed. The Seller will use diligent efforts to obtain the Future Permits and Contracts when and as needed or as required by applicable Legal Requirements.

     As of the Closing Date relating to any Development Project, (a) all Future Permits and Contracts relating to such Development Project shall have been obtained or executed, as the case may be and true and complete copies thereof shall have been delivered to the Buyer, (b) all such Future Permits and Contracts shall then be in full force and effect, shall not be subject to any unexpired appeal periods or any appeals or challenges which have not been conclusively resolved in favor of the Seller (or any Single Purpose Entity) and shall not contain any conditions or terms which have not been fully satisfied and (c) there shall not be any action pending, or, to the best knowledge and belief of the Seller, recommended by the applicable Governmental Authority having jurisdiction thereof, either to revoke, repeal, cancel, modify, withdraw or suspend any of such Future Permits and Contracts.

     All of the Permits required under applicable Legal Requirements to be issued by any Governmental Authorities having jurisdiction over assisted living, independent living and/or alzheimers facilities (collectively, the "Operating Permits") that are required for the operation of the Facilities in accordance with their respective Primary Intended Use are set forth on EXHIBIT K attached hereto.

          6.30 Leases. As of the date hereof, the only Leases in effect are the Existing Facility Leases, Resident Agreements complying with the provisions of

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


Section 8.16 hereof that relate to the Naples Facility and Resident Agreements complying with the provisions of Section 8.16 hereof that relate to the Carmel Facility. The Seller has delivered to the Buyer, true and correct copies of the Existing Facility Leases, together with any and all amendments and modifications thereto. The Existing Facility Leases are in full force and effect, are valid and enforceable in accordance with their terms and have not been terminated. As of the date hereof, the Seller is the holder of all of the lessee's right, title and interest under each of the Existing Leases and the Seller has not assigned, hypothecated, pledged or otherwise transferred all or any portion of its interest under any of the Existing Leases.

     The Seller has satisfied all commitments made to induce the Landlords to enter into the Existing Facility Leases. There exists no Lease Default under any of the Existing Facility Leases, nor any state of facts which, with the giving of notice and/or the passage of time, would constitute such a Lease Default or which has given rise to a current dispute between the Seller and any of the Landlords. None of the Existing Facility Leases is presently in arbitration or litigation.

          6.31 Default under Lease Documents. No event or state of facts which constitutes, or which, with notice or lapse of time, or both, could constitute, a Lease Default has occurred and is continuing.

          6.32 Landlord Bankruptcy. The Seller has not received written notice that, and has no actual knowledge that, any of the Landlords has (a) sought or consented to the appointment of a receiver or trustee for itself or for any portion of the Property, (b) filed a petition seeking relief under the bankruptcy or other similar laws of the United States or any state and/or (c) made a general assignment for the benefit of creditors.

          6.33 Existing Lease Documents. Attached hereto as EXHIBIT D and incorporated herein by reference is a list of all of the Existing Lease Documents, as the same may have been amended or modified. Except as set forth on EXHIBIT D, none of the Existing Lease Documents has been amended or modified. The Seller has delivered to the Buyer a true and complete copy of each of the Existing Lease Documents, together with any and all amendments and modifications thereto. To the best of the Seller's knowledge and belief, (a) NHP is the owner of the Carmel Real Property, the Dublin Real Property, the Germantown Real Property and the Naples Real Property and the current holder of the lessor's interest under the Carmel Lease Documents, the Dublin Lease Documents, the Germantown Lease Documents and the Naples Lease Documents, (b) NHP has not assigned, hypothecated, pledged, participated or otherwise transferred all or any portion of its interest under any of the Carmel Lease Documents, the Dublin Lease Documents, the Germantown Lease Documents or the Naples Lease Documents,
(c) MLD is the owner of the Hockessin Real Property and the holder of the lessor's interest under the

Hockessin Lease Documents, (d) MLD has not assigned, hypothecated, pledged, participated or otherwise transferred all or any portion of its interest under any of the Hockessin Lease Documents, (e) HCPI is the owner of the Birmingham Real Property and the Overland Park Real Property and the holder of the lessor's interest under the Birmingham Lease Documents and the Overland Park Lease Documents and (f) HCPI has not assigned, hypothecated, pledged, participated or otherwise transferred all or any portion of its interest under any of the Birmingham Lease Documents or the Overland Park Lease Documents. The Buyer is the current holder of all of the lessee's rights under the Existing Lease Documents and the Buyer has not assigned, hypothecated, pledged or otherwise transferred all or any portion of its interest under any of the Existing Lease Documents.

     The Seller has satisfied all of its obligations under the Naples Development Agreement. The Seller has satisfied all of its obligations under the Carmel Development Agreement other than (i) obtaining a CO for the Carmel Facility and (ii) paying the applicable General Contractor any amount that may be owed to such General Contractor under the Carmel Construction Contract.

     As of the date hereof, except as set forth on EXHIBIT N attached hereto and incorporated herein by reference, neither any Landlord nor any other party as agent for any Landlord, is currently holding any funds on behalf of the Seller in escrow in an insurance, tax, tenant improvement, renovation, repair or any other escrow account (each such account is referred to herein as an "Escrow Account").

          6.34 Existing Letters of Credit. The Seller has delivered to the Buyer true and correct copies of the Existing Letters of Credit. The Existing Letters of Credit have been obtained by the Seller and delivered to the Landlords as security for the Seller's obligations under the Lease Documents. Except as otherwise set forth on EXHIBIT O attached hereto, no other letters of credit are required to be delivered by the Seller to any of the Landlords pursuant to the terms of the Existing Lease Documents. The maximum aggregate amount available to be drawn under the Existing Letters of Credit is set forth on EXHIBIT O and any additional requirements to deliver additional Letters of Credit pursuant to the Existing Lease Documents are described on EXHIBIT O attached hereto.

          6.35 Development Proceeds. The maximum total amount that will be advanced under each of the Development Agreements shall equal the sum of (a) the lesser of the actual cost of the construction and development of the applicable Development Project or the amount set forth on the Budget for such Development Project (excluding any Development Fee set forth on such Budget) plus (b) the applicable Development Fee.

          6.36 Personal Property. As of the Closing Date involving any Facility, the Seller or, if applicable, the Single Purpose Entity to be

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


acquired by the Buyer shall own (or lease pursuant to the applicable Lease Documents) the Tangible Personal Property relating to such Facility and, except as set forth in the next sentence, shall own the Intangible Personal Property relating thereto, in each instance free of all Liens other than those Liens held by any applicable Landlord or Future Lender under any of the applicable Lease Documents or the Future Financing Documents. Notwithstanding the foregoing, as of the Closing Date involving the acquisition by the Buyer of the equity interests in any Single Purpose Entity, in accordance with the provisions of
Section 8.2 hereof, such Single Purpose Entity shall be licensed by the Seller to use any applicable trade name or trademark pertaining to the Facility that such Single Purpose Entity operates.

          6.37 Insurance Notices. The Seller has not received any notice from any insurance carrier concerning any defects or inadequacies in the Property which, if not corrected, would result in the termination of insurance coverage or increase the cost thereof.

          6.38 Additional Representations Regarding the Naples Property.

          a. Zoning and Land Use Matters. All of the zoning requirements applicable to the construction and use of the Naples Property are set forth in the Naples Planned Unit Development Approvals. The Naples Facility was constructed substantially and in all material respects in accordance with the Naples Plans and Specifications, the Naples Development Agreement and the Naples Planned Unit Development Approvals. The Naples Planned Unit Development Approvals are in full force and effect. All of the conditions, restrictions and other limitations set forth in the Naples Planned Unit Development Approvals relating to the construction and development of the Naples Facility have been fully satisfied. The operation of the Naples Property in accordance with its Primary Intended Use will not violate the Naples Planned Unit Development Approvals. All appeal periods relating to the granting of the Naples Planned Unit Development Approvals have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Naples Real Property. The Naples Planned Unit Development Approvals run with the land.

          b. Naples Joint Access Agreement. The Seller has fulfilled the obligation under that certain Joint Access Agreement dated July 25, 1996, recorded in O.R. Book 2213, Page 1273 (the "Naples Joint Access Agreement") by and between NHP and Jacqueline C. Frank, Phyllis K. Wetzler as Trustee u/a dated May 23, 1989, George H. Frank, Paul L. Frank, William E. Frank and Mildred B. Frank to complete construction of the driveway referenced therein by August 1, 1997.

          c. Naples Lease Documents. The Naples Facility was constructed substantially and in all material respects in accordance with the Naples Plans and Specifications and the Naples Development Agreement. The total amount advanced under the Naples Development Agreement was FIVE MILLION TWO HUNDRED FIVE

THOUSAND THREE HUNDRED FORTY-TWO DOLLARS ($5,205,342). No Development Fee was advanced to the Seller under the Naples Development Agreement. Notwithstanding the requirement in the Naples Lease Documents that Letters of Credit totalling $520,534 be provided to NHP as collateral, the Naples Letter of Credit totals $480,000 and NHP has granted the Seller an extension to provide an additional Letter of Credit to NHP to satisfy the obligations set forth under the Naples Lease Documents.

          6.39 Additional Representations Regarding the Carmel Property.

          a. Zoning and Land Use Matters. The Carmel Facility was constructed substantially and in all material respects in accordance with the Carmel Plans and Specifications, the Carmel Development Agreement and the Carmel Use Variance and all other applicable zoning requirements. The Carmel Use Variance is evidenced solely by the Carmel Board of Zoning Minutes and no conditions, restrictions or other limitations are imposed on the Carmel Property pursuant to Carmel Use Variance other than as may be expressly set forth in the Carmel Board of Zoning Minutes. The Carmel Use Variance is in full force and effect. The Seller has provided the Buyer with true and correct copy of the Carmel Board of Zoning Minutes. No other zoning approvals in addition to the Carmel Use Variance are required for the construction of the Carmel Facility in accordance with the Carmel Plans and Specifications and the Carmel Development Agreement or the operation of the Carmel Facility in accordance with its Primary Intended Use. All of the conditions, restrictions and other limitations set forth in the Carmel Use Variance relating to the construction and development of the Carmel Facility, as well as any other applicable zoning requirements relating to the construction and development of the Carmel Facility have been fully satisfied. The operation of the Carmel Property in accordance with its Primary Intended Use will not violate the Carmel Use Variance or any other applicable zoning requirement. All appeal periods relating to the granting of the Carmel Use Variance have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Carmel Real Property. The Carmel Use Variance runs with the land.

          b. Blanket Easement. There are no easements that encumber any portion of the Carmel Property arising under the Carmel Declaration except (i) as shown on the Carmel Survey or (ii) as may affect any so-called "open space".

          c. Carmel Lease Documents The Carmel Facility was constructed substantially and in all material respects in accordance with the Carmel Plans and Specifications and the Carmel Development Agreement. The total amount that will be advanced under the Carmel Development Agreement is FOUR MILLION FIVE HUNDRED NINETY-EIGHT THOUSAND NINE HUNDRED SEVENTY-EIGHT DOLLARS ($4,598,978). No Development Fee was advanced to the Seller under the Carmel Development Agreement.

          6.40 Additional Representations Regarding the Dublin Property.

          a. Zoning and Land Use Matters. The Dublin Real Property is currently zoned Planned Unit Development District (PUD) with the specific approval being for the Indian Run PUD. The construction of the Dublin Facility in accordance with the Dublin Plans and Specifications and the use and operation of the Dublin Facility in accordance with its Primary Intended Use is permitted under the approval of the PUD Final Development Plan, dated December 3, 1996, and approved by the Dublin Planning and Zoning Commission on March 20, 1997. The Dublin Facility's Primary Intended Use is permitted as a matter of right in such zone, in accordance with the aforesaid Final Development Plan and Planning and Zoning Commission approval. No special use permits, conditional use permits, variances or exceptions, other than the aforesaid approvals already given, are needed in order to construct the Dublin Facility in accordance with the Dublin Plans and Specifications or to operate the Dublin Facility in accordance with its Primary Intended Use.

          b. Reciprocal Easements. There are no unpaid expenses, fees or assessments arising under any of the Dublin Driveway Easement Agreements.

          c. Stormwater Drainage Easements. The Seller has obtained all necessary easements for drainage of surface or other water off the Dublin Real Property, including without limitation, the drainage of stormwater through drain lines onto lots 258 and 224 as such lots are shown on the survey entitled "Boundary and Topographic Survey of 3.464 Acres Part of Reserve D, Indian Run Meadows Section 5," prepared by Myers Surveying, dated February 13, 1997, last revised April 24, 1997.

          d. Dublin Lease Documents. No Development Fee (i) is included in the Dublin Budget or (ii) will be advanced to the Seller under the Dublin Development Agreement.

          6.41 Additional Representations Regarding the Germantown Property.

          a. Zoning and Land Use Matters. The Germantown Zoning Approvals are evidenced solely by the Germantown Board of Zoning Appeals Minutes, the minutes of the meetings of the Germantown Planning Commission held on October 1, 1996 and March 4, 1997 and the minutes of the meeting of the Germantown Design Review Commission held on February 18, 1997 and no conditions, restrictions or other limitations are imposed on the Germantown Property pursuant to the Germantown Zoning Approvals other than as may be expressly set forth in the Germantown Board of Zoning Appeals Minutes, the minutes of the meetings of the Germantown Planning Commission held on October 1, 1996 and March 4, 1997 and the minutes of the meeting of the Germantown Design Review Commission held on February 18, 1997. The Germantown Zoning Approvals are in full force and effect. The

Seller has provided a true and correct copy of the Germantown Zoning Approvals to the Buyer. No other zoning approvals in addition to the Germantown Zoning Approvals are required for the construction of the Germantown Facility in accordance with the Germantown Plans and Specifications, the Germantown Development Agreement and this Agreement or the operation of the Germantown Facility in accordance with its Primary Intended Use. Upon the completion of the construction of the Germantown Facility in accordance with the Germantown Plans and Specifications, the Germantown Development Agreement and this Agreement, all of the conditions, restrictions and other limitations set forth in the Germantown Zoning Approvals relating to the construction and development of the Germantown Facility, as well as all other applicable zoning requirements relating to the construction and development of the Germantown Facility shall be fully satisfied. The operation of the Germantown Facility in accordance with its Primary Intended Use will not violate the Germantown Zoning Approvals or any other applicable zoning requirement. All appeal periods relating to the granting of the Germantown Zoning Approvals have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Germantown Real Property. The Germantown Zoning Approvals run with the land.

          b. Germantown Lease Documents. No Development Fee (i) is included in the Germantown Budget or (ii) will be advanced to the Seller under the Germantown Development Agreement.

          6.42 Additional Representations Regarding the Birmingham Property.

          a. Zoning and Land Use Matters. The Birmingham Conditional Use Approval is evidenced solely by paragraph 13 of the Hoover City Council Minutes and no conditions, restrictions or other limitations are imposed on the Birmingham Property pursuant to the Birmingham Conditional Use Approval other than as may be expressly set forth in said paragraph 13 of the Hoover City Council Minutes. The Birmingham Conditional Use Approval is in full force and effect. The Seller has provided a true and correct copy of the Birmingham Conditional Use Approval to the Buyer. No other zoning approvals in addition to the Birmingham Conditional Use Approval are required for the construction of the Birmingham Facility in accordance with the Birmingham Plans and Specifications, the Birmingham Development Agreement and this Agreement or the operation of the Birmingham Facility in accordance with its Primary Intended Use. Upon the completion of the construction of the Birmingham Facility in accordance with the Birmingham Plans and Specifications, the Birmingham Development Agreement and this Agreement, all of the conditions, restrictions and other limitations set forth in the Birmingham Conditional Use Approval relating to the construction and development of the Birmingham Facility, as well as all other applicable zoning requirements relating to the construction and development of the Birmingham Facility shall be fully satisfied. The operation of the Birmingham Facility in accordance with its Primary Intended Use will not violate the Birmingham Conditional Use Approval or any other applicable zoning requirement. All appeal periods relating to the granting of the Birmingham

Conditional Use Approval have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Birmingham Real Property. The Birmingham Conditional Use Approval runs with the land.

          6.43 Additional Representations Regarding the Overland Park Property.

          a. Zoning and Land Use Matters. The Overland Park Special Permit is in full force and effect. The Seller has provided a true and correct copy of the Overland Park Special Permit to the Buyer. No other zoning approvals in addition to the Overland Park Special Permit are required for the construction of the Overland Park Facility in accordance with the Overland Park Plans and Specifications, the Overland Park Development Agreement and this Agreement or the operation of the Overland Park Facility in accordance with its Primary Intended Use. Upon the completion of the construction of the Overland Park Facility in accordance with the Overland Park Plans and Specifications, the Overland Park Development Agreement and this Agreement, all of the conditions, restrictions and other limitations set forth in the Overland Park Special Permit relating to the construction and development of the Overland Park Facility, as well as all other applicable zoning requirements relating to the construction and development of the Overland Park Facility shall be fully satisfied. The operation of the Overland Park Facility in accordance with its Primary Intended Use will not violate the Overland Park Special Permit or any other applicable zoning requirement. All appeal periods relating to the granting of the Overland Park Special Permit have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Overland Park Real Property. The Overland Park Special Permit runs with the land. The Department of Planning and Development Services of the City of Overland Park has approved and authorized the quantity and layout of 42 parking spaces as shown on the Overland Park Site Plan, pursuant to the terms of the Overland Park Special Permit.

          b. No Additional Permits. No Permit is required from any Governmental Authority having jurisdiction over environmental, wetlands or conservation matters, in connection with: (i) the installation of sanitary sewer lines in and through the Johnson Creek, as shown on the survey entitled, "ALTA/ACSM Land Title Survey Part of the NW3, Section 8-13- 25 Overland Park, Jo. Co., Kansas," prepared by Shafer, Kline & Warren, P.A., dated January 9, 1998, or (ii) the drainage of storm water into the Indian Creek as shown on the Overland Park Site Plan.

          c. Overland Park Geotechnical Report. To the best of the Seller's knowledge, after due inquiry, all of the assumptions set forth in the Overland Park Geotechnical Report are correct and all of the recommendations set forth in the Overland Park Geotechnical Report have been or shall be implemented prior to the completion of the construction of the Overland Park Facility.

          6.44 Additional Representations Regarding the Hockessin Property.

          a. Zoning and Land Use Matters. The Hockessin Variance is in full force and effect. The Seller has provided a true and correct copy of the Hockessin Variance to the Buyer. No other zoning approvals in addition to the Hockessin Variance are required for the construction of the Hockessin Facility in accordance with the Hockessin Plans and Specifications, the Hockessin Development Agreement and this Agreement or the operation of the Hockessin Facility in accordance with its Primary Intended Use. Upon the completion of the construction of the Hockessin Facility in accordance with the Hockessin Plans and Specifications, the Hockessin Development Agreement and this Agreement, (i) all of the conditions, restrictions and other limitations set forth in the Hockessin Variance relating to the construction and development of the Hockessin Facility shall be fully satisfied and (ii) all other applicable zoning requirements relating to the construction and development of the Hockessin Facility shall be fully satisfied. The operation of the Hockessin Facility in accordance with its Primary Intended Use will not violate the Hockessin Variance or any other applicable zoning requirement. All appeal periods relating to the granting of the Hockessin Variance have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Hockessin Real Property. The Hockessin Variance runs with the land.

          b. No Additional Permits. No Permit is required from any Governmental Authority having jurisdiction over environmental, wetlands or conservation matters in connection with the construction of the Hockessin Facility.

          c. Subdivision Approvals. The Hockessin Real Property constitutes a separate subdivided lot. Without limiting the foregoing, all applicable subdivision approvals relating to the Hockessin Real Property that are required under applicable law have been obtained, all appeal periods relating thereto have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Hockessin Real Property.

          d. Hockessin Lease Documents. No Development Fee (i) is included in the Hockessin Budget or (ii) will be advanced to the Seller under the Hockessin Development Agreement.

          6.45 Additional Representations Regarding the Blue Bell Property.

          a. Zoning and Land Use Matters. The Blue Bell Zoning Approval and the Blue Bell Subdivision Approvals are the only zoning approvals required for the construction of the Blue Bell Facility in accordance with the Blue Bell Plans and Specifications, the Blue Bell Development Agreement and this Agreement or the operation of the Blue Bell Facility in accordance with its Primary Intended Use. The Blue Bell Zoning Approval is in full force and effect. Upon the completion of the construction of the Blue Bell Facility in accordance with the Blue Bell Plans and Specifications, the Blue Bell Development Agreement and this Agreement, all of the conditions, restrictions and other limitations set forth in the Blue Bell Zoning Approval and the Blue Bell Subdivision Approvals relating to the construction and development of the Blue Bell Facility, as well as all other applicable zoning requirements relating to the construction and development of the Blue Bell Facility shall be fully satisfied. The operation of the Blue Bell Facility in accordance with its Primary Intended Use will not violate the Blue Bell Zoning Approval, the Blue Bell Subdivision Approvals or any other applicable zoning requirement. All appeal periods relating to the granting of the Blue Bell Zoning Approval (and the extension thereof) have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Blue Bell Property. As of the Blue Bell Closing, all appeal periods relating to the granting of the Blue Bell Subdivision Approvals shall have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Blue Bell Property. The Blue Bell Zoning Approval runs with the land and the Blue Bell Subdivision Approvals will run with the land.

          b. Widening of U.S. Route 202. From and after the acquisition by the Seller (or any Single Purpose Entity) of any interest in the Blue Bell Property, Whitpain Township shall have no indemnification or other rights to payment regarding the widening of U.S. Route 202 from the Seller (or any of its successors in interest, including, without limitation, the Buyer) or, if applicable, such Single Purpose Entity.

          6.46 Additional Representations Regarding the Richmond Property. The Richmond Real Property is currently zoned C-3 Community Business District pursuant to the applicable zoning ordinance. The construction of the Richmond Facility in accordance with the Richmond Plans and Specifications and the use and operation of the Richmond Facility in accordance with its Primary Intended Use is permitted as a matter of right in such zone. No special use permits, conditional use permits, variances or exceptions have been granted nor are any needed in order to construct the Richmond Facility in accordance with the Richmond Plans and Specifications or to operate the Richmond Facility in accordance with its Primary Intended Use.

          6.47 Year 2000. None of the computer software, computer firmware, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized, and/or software system(s) that are used or relied on by the Seller or any Single Purpose Entity in connection with the operation of any Facility will malfunction, cease to function, generate incorrect data, or produce incorrect results when processing, providing, and/or receiving (i) date-related data into and between the twentieth and twenty-first centuries and (ii) date-related data in connection with any valid date in the twentieth and twenty-first centuries.

          6.48 Contingencies. The Approved Lender Contingencies and the Approved Buyer Contingencies for the Facilities are set forth on EXHIBIT I-2 attached hereto.

          6.49 Beneficiaries. The sole beneficiaries of the George P. Wagner, Jr. Irrevocable Trust are the Beneficiaries.

     7. Buyer's Representations and Warranties. As a material inducement for the Seller to enter into this Agreement and to consummate the transaction contemplated hereunder, the Buyer makes the following representations and warranties to the Seller, which representations and warranties are true on the date of this Agreement and shall be true and correct on each Closing Date as though such representations and warranties were made at and as of each Closing Date.

          7.1 Legal Existence and Good Standing. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite power and authority to own, lease and operate its properties, to carry on its business as presently conducted by it.

          7.2 Authority and Enforceability. The Buyer has full power and authority to execute and deliver this Agreement and to perform all obligations arising hereunder. This Agreement constitutes the legal, valid and binding obligation of the Buyer, enforceable in accordance with its terms, covenants and conditions, and there are no claims, defenses (personal or otherwise) or offsets to the validity or enforceability against the Buyer of this Agreement.

          7.3 No Conflict. The execution, delivery and performance by the Buyer of this Agreement and the Seller Documents to which the Buyer shall be a party do not and will not contravene any provision of (a) the Buyer's organizational documents or any agreement to which the Buyer is a party or (b) any present judgment, order, decree, writ or injunction applicable to the Buyer.

          7.4 CareMatrix Approval. The Buyer has obtained the CareMatrix
Approval.

          7.5 CareMatrix Net Worth. CareMatrix has a Tangible Net Worth of not less than FIFTY MILLION DOLLARS ($50,000,000).

     8. Covenants. Without limiting any of the other covenants or agreements hereunder, the Seller and the Buyer further covenant and agree that, from and after the date hereof:

          8.1 Maintenance of Existence; Organizational Documents. During the entire time that this Agreement remains in full force and effect, (a) the Seller agrees that it (i) shall keep in effect its existence and rights as a limited partnership under the laws of the state of its formation and its right to transact business in the States in which it operates any Facility and (ii) shall cause the General Partner to keep in effect its existence and rights as a corporation under the laws of the state of its formation and its right to transact business in the States in which the Facilities are located if required by the laws of any such States and (b) the Buyer shall keep in effect its existence and rights as a corporation under the laws of the state of its formation.

          8.2 Single Purpose Entities.

          a. Alternative Ownership Structure. Upon the Buyer's receipt of any Transfer Notice, the Buyer shall have ten (10) Business Days within which to determine whether the use of a limited liability company to acquire the Seller's interest in the applicable portion of the Property would create an additional level of tax (under federal, state or local law) that would not exist under a so-called "pass-through" entity. If the Buyer determines that such an additional level of tax would be created, then, the Buyer may designate an Alternative Ownership Structure and the applicable Single Purpose Entity to be created by the Seller shall utilize such Alternative Ownership Structure; unless, such an Alternative Ownership Structure would create any additional federal, state or local income taxes to the Seller, in which event, the Seller shall have the option of either creating the Single Purpose Entity utilizing the Alternative Ownership Structure or rescinding its Transfer Notice. In the event that an Alternative Ownership Structure is utilized, all of the covenants and representations and warranties set forth herein regarding Single Purpose Entities shall apply thereto, mutatis, mutandis.

          b. Formation. Prior to the creation of any Single Purpose Entity, the Seller shall obtain the Buyer's approval of the LLC Agreement to be used to create such Single Purpose Entity, which approval shall not be unreasonably withheld. The Seller shall not terminate, amend, abridge, modify or otherwise limit any of the provisions of the LLC Agreement without the prior written consent of the Buyer, which consent shall not be unreasonably withheld. As of the Closing Date relating to the consummation of any acquisition by the Buyer of all of the equity interests in any Single Purpose Entity, the Seller shall not permit any Person to hold any power of attorney from such Single Purpose Entity. The Seller shall cause each Single Purpose Entity to keep in effect its existence and rights as a Delaware limited liability company and its rights to transact business in the State in which the

Facility that it operates is located during the period from the date of its formation until the Closing involving the Facility that it operates.

          c. Restrictions. No Single Purpose Entity shall incur any debt, obligation or liability of any kind whatsoever except for the obligations evidenced by any Transfer Documents, any applicable Lease Documents, any applicable Future Financing Documents, any applicable Management Agreement and any applicable licensing agreement entered into or assumed in accordance with the terms hereof.

          d. Transfer Documents. In connection with any exercise by the Seller of its Transfer Right, concurrently with the consummation thereof, the Seller shall provide to the Buyer, (i) true and correct copies of all documents and instruments required to consummate any exercise of the Seller's Transfer Right (collectively, the "Transfer Documents"), which Transfer Documents shall be in form and substance reasonably acceptable to the Buyer and (ii) evidence reasonably acceptable to the Buyer of the due authorization and enforceability of the Transfer Documents. Without limiting the foregoing, in connection with any exercise by the Seller of its Transfer Right, the Seller shall enter into a license agreement in form and substance reasonably acceptable to the Buyer (in each instance, a "License Agreement"), pursuant to which, for nominal consideration, the applicable Single Purpose Entity shall be licensed to use, in connection with the operation of the applicable Facility, the then current trade names and trademarks of such Facility. Each License Agreement shall be deemed to be a Transfer Document.

          8.3 Financial Statements and Other Information. The Seller shall furnish or shall cause to be furnished to the Buyer the following statements, and other materials:

          a. Monthly Statements. Within thirty (30) days after the end of each calendar month after the CO for any Facility has been issued, (i) a statement certified as true and correct by the Seller setting forth the Gross Revenues of each Facility for the immediately preceding month and
     (ii) an unaudited, detailed month and year to date income and expense statement for each Facility which shall include a comparison to corresponding budget figures and occupancy statistics (including the actual number of residents, the number of units available and total resident days for such month).

          b. Permits. Upon the issuance thereof, true and complete copies of all Permits.

          c. Permit or Contract Surveys, Notices, Reports and Defaults. Upon receipt thereof, true and complete copies of all surveys, follow-up surveys, complaint surveys, examinations, compliance certificates, inspection reports, statements (other than those statements that are furnished in the ordinary course of business), terminations and notices of any kind (other than those notices that are furnished in the ordinary course of business) issued or provided to the Seller or any Single Purpose Entity by any Governmental Authority or Accreditation Body, including, without limitation, any notices pertaining to any delinquency in, or proposed revision of, the Seller's or such Single Purpose Entity's obligations under the terms and conditions of any Permits now or hereafter issued by any Governmental Authority or Accreditation Body and the response(s) thereto made by or on behalf of the Seller or such Single Purpose Entity.

          d. Official Notices, Filings and Reports. Upon the completion or filing, mailing or other delivery thereof, complete copies of all Permit applications (other than those that are furnished in the ordinary course of business), notices (other than those that are furnished in the ordinary course of business), statements (other than those that are furnished in the ordinary course of business), annual reports, cost reports and other reports or filings of any kind (other than those that are furnished in the ordinary course of business) provided by the Seller or any other Single Purpose Entity to any Governmental Authority or Accreditation Body with respect to the Property.

          e. Information Provided to any Landlord or other Future Lender. Upon the completion or filing, mailing or other delivery thereof, complete copies of all financial statements, reports, statements, filings, notices and other information, if any, sent by the Seller or any Single Purpose Entity to any Landlord or Future Lender (including, without limitation, all requisition requests hereafter made under any of the Development Agreements).

          f. Other Information. With reasonable promptness, such other information as the Buyer may reasonably request from time to time respecting (i) the financial condition and affairs of the Property and the Single Purpose Entities and (ii) the licensing and the operation of the Property.

          g. Default Conditions. As soon as possible and in any event within five (5) Business Days after the occurrence of any Lease Default or Future Financing Default or any event or state of facts which, with the giving of notice or lapse of time or both, could constitute a Lease Default or Future Financing Default, a written statement of the Seller setting forth details of such Lease Default, Future Financing Default, or event and the action which the Seller proposes to take with respect thereto.

          h. Official Actions. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority or Accreditation Body which may have a material adverse effect on (i) the ability of any member of the Selling Group to perform any of its respective obligations under this Agreement, any of the other Seller Documents, any of the Lease Documents, any of the Future Financing Documents or any Management Agreements or (ii) the Property.

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


          i. Adverse Developments. Promptly after the Seller acquires knowledge thereof, written notice of: (i) the potential termination of any Permit necessary for the construction of any Development Project and/or the ownership, leasing and/or operation of the Property; (ii) any loss, damage or destruction to or of the Property in excess of ONE HUNDRED THOUSAND DOLLARS ($100,000) (regardless of whether the same is covered by insurance); and (iii) any other development materially and adversely affecting or which may materially and adversely affect the condition, financial or otherwise, of the Property or the ability of the Seller or any Single Purpose Entity to fulfill any of its respective obligations under this Agreement, the Blue Bell Purchase Documents, the Richmond Purchase Documents, any of the Lease Documents and/or any of the Future Financing Documents.

          j. Design Defects For Which the Seller has Responsibility. Promptly after the Seller acquires knowledge thereof, written notice of any Design Defect for Which the Seller has Responsibility.

          8.4 Books and Records. The Seller shall cause to be kept and maintained, and shall permit the Buyer and its representatives to inspect at all reasonable times, accurate books of accounts relating to the Facilities in which complete entries will be made reflecting all financial transactions of the Seller, the Single Purpose Entities and/or the Managers, as applicable (showing, without limitation, all materials ordered and received and all disbursements, accounts payable and accounts receivable in connection with the construction of the Development Projects and the operation of the Property). Such books and records must accurately reflect that all funds advanced under the Development Agreements for construction of the Development Projects have been used solely for the payment of obligations and expenses properly incurred in connection with said construction in accordance with the terms of this Agreement and the Development Agreements. The Seller agrees to maintain all of its books and records relating to any Facility for a period of three (3) years subsequent to the consummation of the Closing pertaining to such Facility. The provisions of this Section 8.4 shall survive the consummation of each Closing hereunder.

          8.5 Restrictions. Except as may otherwise be expressly provided herein, neither Seller, nor any Single Purpose Entity shall, without the prior written consent of the Buyer, in each instance, which consent may be withheld in the sole and absolute discretion of the Buyer:

          a. convey, assign, hypothecate, transfer, dispose of or encumber, or permit the conveyance, assignment, transfer, hypothecation, disposal or encumbrance of all or any part of any legal or beneficial interest in the Property, the Lease Documents or the Future Financing Documents; provided, however, that this restriction shall not apply to (i) the sale, conveyance, assignment, hypothecation, lease or other transfer per annum of any material asset or assets (whether now owned or hereafter acquired), the fair market value of which equals or is less than TWENTY-FIVE THOUSAND DOLLARS ($25,000), individually, or ONE HUNDRED THOUSAND DOLLARS ($100,000) collectively; (ii) without limitation as to amount, the disposition in the ordinary course of business of any obsolete, worn out or defective fixtures, furnishings or equipment used in the operation of any Facility provided that the same are replaced with fixtures, furnishings or equipment of equal or greater utility or value; (iii) without limitation as to amount, any sale of inventory by the Seller in the ordinary course of business; (iv) any Resident Agreements entered into in accordance with the terms hereof and (v) any Transfer Documents entered into in accordance with the terms hereof.

          b. permit the use of any Facility for any purpose other than its Primary Intended Use;

          c. permit any Person other than the Seller or any Single Purpose Entity to be the licensed operator of the Facility; or

          d.   liquidate, dissolve or merge or consolidate with any other
               Person.

     In addition, (i) Wagner shall maintain control of the General Partner, (ii) there shall be no amendment to the Partnership Agreement that would limit the authority of the General Partner thereunder, (iii) the General Partner shall remain the sole general partner of the Seller and shall not convey, assign, hypothecate, transfer, dispose of or encumber all or any portion of its interest in the Seller and (iv) neither Wagner nor the George P. Wagner, Jr. 1996 Irrevocable Trust shall convey, assign, hypothecate, transfer, dispose of or encumber all or any portion of their respective interests in the General Partner.

          8.6 Non-Competition. The Limited Parties acknowledge that any competition by any of the Limited Parties with the Buyer (or any of its successors in interest, including, without limitation, any Nominee) upon the transfer of the Seller's interest in any Facility (or the Seller's interest in any Single Purpose Entity), would cause irreparable harm to (a) the Buyer, (b) if applicable, the Single Purpose Entity acquired by the Buyer and (c) any applicable successor in interest to the Buyer or such Single Purpose Entity.

     From and after the date hereof until the fifth anniversary of the applicable Closing Date involving any Facility hereunder, no Limited Party, shall be involved in any capacity in or lend any of their names to or engage in any capacity in any assisted living facility or independent living facility (or other facility operated for any use included within the definition of Primary Intended Use of the applicable Facility involved in such Closing), center, unit or program (or in any Person engaged in any such activity or any related activity competitive therewith), excluding, if applicable, the Excluded Facilities, whether such competitive activity shall be as an officer, director, owner, employee, agent, advisor, independent contractor, developer, lender, sponsor, venture capitalist, administrator, manager, investor, partner, joint venturer, consultant or other participant in any capacity whatsoever with respect to an assisted living facility (or other facility operated for any use included within the definition of the applicable Primary Intended Use), center, unit or program located within a fifteen (15) mile radius of the applicable Facility and the portion of the Property relating thereto.

     The Limited Parties hereby acknowledge and agree that none of the time span, scope or area covered by the foregoing restrictive covenants is or are unreasonable and that it is the specific intent of the Limited Parties that each and all of the restrictive covenants set forth hereinabove shall be valid and enforceable as specifically set forth herein. The Limited Parties further agree that these restrictions are special, unique, extraordinary and reasonably necessary for the protection of the Buyer (and its successors in interest) and that the violation of any such covenant by any of the Limited Parties would cause irreparable damage to the Buyer (and/or its applicable successors in interest) for which a legal remedy alone would not be sufficient to fully protect such parties.

     Therefore, in addition to and without limiting any other remedies available at law or hereunder, in the event that any of the Limited Parties breaches any of the restrictive covenants hereunder or shall threaten breach of any of such covenants, then the Buyer, the applicable Single Purpose Entity and/or their respective successors in interest shall be entitled to obtain equitable remedies, including, without limitation, specific performance and injunctive relief, to prevent or otherwise restrain a breach of this Section (without the necessity of posting a bond) and to recover any and all costs and expenses (including, without limitation, attorneys' fees and expenses and court costs) reasonably incurred in enforcing the provisions of this Section. The existence of any claim or cause of action of any of the Limited Parties against the Buyer, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by the Buyer, any Single Purpose Entity or any of their respective successors in interest of the foregoing restrictive covenants and the Limited Parties shall not defend on the basis that there is an adequate remedy at law.

     Without limiting any other provision of this Agreement, the parties hereto acknowledge that the foregoing restrictive covenants are severable and separate. If at any time any of the foregoing restrictive covenants shall be deemed invalid or unenforceable by a court having jurisdiction over this Agreement, by reason of being vague or unreasonable as to duration, or geographic scope or scope of activities restricted, or for any other reason, such covenants shall be considered divisible as to such portion and such covenants shall be immediately amended and reformed to include only such covenants as are deemed reasonable and enforceable by the court having jurisdiction over this Agreement to the full duration, geographic scope and scope of restrictive activities deemed reasonable and thus enforceable by said court; and the parties agree that such covenants as so amended and reformed, shall be valid and binding as though the invalid or unenforceable portion has not been included therein.

     The provisions of this Section shall survive the execution and delivery of this Agreement, each Closing consummated hereunder and any termination of this Agreement. The parties hereto acknowledge and agree that any Single Purpose Entity and any successor in interest to the Buyer or any Single Purpose Entity may enforce the provisions of this Section as a third party beneficiary.

          8.7 Employees. From and after the date of the formation of any Single Purpose Entity, the Seller shall not permit any Single Purpose Entity to hire any employees. All employees at any Facility owned or leased by any Single Purpose Entity shall be hired by, and be the employees of, such Facility's Manager.

          8.8 Changes in Fiscal Year and Accounting Procedures. The Seller shall not, without the prior written consent of the Buyer, in each instance, which consent may be withheld in the Buyer's sole and absolute discretion, permit any Single Purpose Entity to (a) change its fiscal year or capital structure or (b) change, alter, amend or in any manner modify, except in accordance with GAAP, any of its accounting procedures related to the method of revenue recognition, billing procedures or determinations of doubtful accounts or bad debt expenses (each of which shall be substantially similar to the procedures currently utilized by the Seller), nor will the Seller permit any circumstance to exist in which any Single Purpose Entity is not wholly-owned by the Seller.

          8.9 Impositions. Subject to the provisions of Section 8.10 hereof, the Seller shall pay, or cause to be paid, without deduction (except such discount as may be permitted by law), defalcation or abatement, not later than the last day on which the same may be paid without penalty or interest, all real estate taxes, ground rents, sewer rents, water charges and all other municipal and governmental assessments, fees (including, without limitation, license, permit, inspection, authorization and similar fees), taxes, rates, charges, impositions, levies, liabilities, obligations, special assessments and Liens of every kind and nature (collectively, the "Impositions") that now or hereafter may be imposed, suffered, placed, assessed, levied or filed at any time, upon (a) the Seller's or any Single Purpose Entity's interest in the Property, (b) the Property or any Rent therefrom or any estate, right, title or interest therein and/or (c) any occupancy, leasing, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Property. Furthermore, if any such Imposition is of record, the same shall be promptly satisfied and discharged of record and evidence of such discharge of record (satisfactory to the Buyer) shall be forwarded to the Buyer on or before the date required hereunder for payment of such Imposition.

          8.10 Permitted Contests. Unless otherwise prohibited by any applicable Lease Documents or Future Financing Documents, upon prior written notice to the Buyer, any member of the Selling Group, at its sole cost and expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence (until the resolution thereof), the amount, validity or application, in whole or in part, of any Imposition, any Legal Requirement, the decision of any Governmental Authority related to the operation of the Property for its Primary Intended Use or any Lien or claim not otherwise permitted by this Agreement; provided, that (a) prior written notice of such contest is given to the Buyer, (b) in the case of an unpaid Imposition, Lien or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from the applicable member of the Selling Group and compliance by such applicable member of the Selling Group with the contested Legal Requirement or other matter may legally be delayed pending the prosecution of any such proceeding without the occurrence or creation of any additional Lien, charge or liability of any kind against the Property, and (c) neither the Property nor any interest (direct or indirect) of the Seller (or any Single Purpose Entity) therein would be in any immediate danger of being sold, forfeited, attached or lost as a result of such proceeding.

          8.11 Repair; Use; Compliance With Law; Alterations; Waste. At all times until the Closing involving any Facility is consummated in accordance with the terms hereof, such Facility and the applicable portion of the Property relating thereto shall be maintained in good order, repair and condition (damage from (a) any Casualty and (b) any Design Defect for Which the Seller has Responsibility expressly not excepted), and the Seller expressly agrees that it will neither permit nor suffer any waste upon the Property, nor cause or permit any nuisance thereon, nor do any act whereby the Property may become less valuable. Without limiting the foregoing, the Seller shall promptly repair all Design Defects for Which the Seller has Responsibility.

     Subject to the provisions of Section 8.22 hereof, no additional improvement may be constructed on the Real Property, nor may any improvement on the Real Property be materially altered, removed or demolished without the prior written consent of the Buyer in each instance, which consent may be withheld in the Buyer's reasonable discretion. Without limiting any of the Buyer's other rights of entry pursuant to the terms of this Agreement, the Seller shall permit (and shall cause its Subsidiaries and Affiliates, including, without limitation, any Single Purpose Entity to permit) the Buyer to enter the Property at any reasonable time and upon reasonable prior notice to determine whether the Property is in compliance with the provisions of this Section.

     Subject to the provisions of Section 8.22 hereof, the Seller covenants that, from and after the issuance of any CO pertaining to any Facility, the Facility and the applicable portion of the Property relating thereto shall be continuously operated in accordance with its respective Primary Intended Use (unless such operations are temporarily interrupted as a result of any Casualty or any permitted renovations or repairs to the Facility) and for such other uses as may be necessary in connection with or incidental to such Primary Intended Use.

     The Seller further covenants that the operation of the Property shall be conducted in a manner consistent with the prevailing standards and practices recognized in the assisted living industry as those customarily utilized by first class business operations. Subject to any applicable Legal Requirements, the Seller and any applicable Single Purpose Entities shall use their best efforts to maximize each Facility's Gross Revenues, and to that end, but without limiting the foregoing, (a) a full staff of employees shall be maintained at each Facility and (b) a maximum amount of space in the Facility shall be devoted to resident uses and only such part thereof shall be devoted for storage, office and other ancillary purposes as shall be reasonably necessary.

     No use shall be made or permitted to be made of the Property and no acts shall be done which will cause the cancellation of any insurance policy required pursuant to the terms this Agreement, nor shall the Seller, any Single Purpose Entity or any other Person sell or otherwise provide to Residents, other occupants or invitees therein, or permit to be kept, used or sold in or about the Property any article which may be prohibited by any Legal Requirement or by the standard form of fire insurance policies, any other insurance policies required to be carried hereunder or fire underwriters' regulations.

     Subject to the provisions of Section 8.33 of this Agreement, until the consummation of any Closing, the Seller, at its sole cost and expense, shall (i) fully comply (shall cause any Single Purpose Entity to fully comply and shall use its best efforts to cause every other occupant of the applicable Facility, as well as all of their respective agents and invitees, to fully comply) with all Legal Requirements and Insurance Requirements pertaining to such Facility and the portion of the Property relating thereto, whether or not compliance therewith shall require any structural change of the applicable portion of the Property or interfere with the use and enjoyment thereof and (ii) procure, maintain and comply (shall cause any Single Purpose Entity to procure, maintain and/or comply and shall use its best efforts to cause every other occupant of the applicable portion of Property, as well as their respective agents and other invitees, to procure, maintain and/or comply, as the case may be) with all Permits, accreditations, qualifications and other authorizations required for the continued use of such Facility for its Primary Intended Use and for the proper construction, development, operation, repair and maintenance of the Facility and the portion of the Property relating thereto.

     The Seller shall not initiate, join in or consent to (x) any change in any zoning or similar land use classification affecting any portion of the Property, any subdivision of any portion of the Property or any special assessment with respect to any portion of the Property or (y) any private restrictive covenant or other public or private restriction upon the use of any portion of the Property, in each instance, without the Buyer's prior written consent, which consent shall not unreasonably be withheld.

          8.12 Construction Covenants.

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


          a. Construction of the Development Projects. At its sole cost and expense, the Seller shall diligently and continuously cause the Development Projects to be constructed and completed and made ready for occupancy and use in accordance with the Project Plans, this Agreement and the Development Agreements. Without limiting the foregoing, (i) the Seller will use diligent efforts to obtain the Future Permits and Contracts when and as needed or as required by applicable Legal Requirements and shall do all things necessary to obtain a CO for each Development Project and (ii) the Seller shall provide such evidence as the Buyer may from time to time reasonably request that the conditions set forth in any of the Construction Permits and Contracts or Development Agreements have been completed. Without limiting the terms of any other provisions set forth herein, during the course of the construction of each Development Project, the Seller shall provide the Buyer with copies of all requisition requests (including, without limitation, all back-up materials supporting such requests) submitted to any Landlord or Future Lender requesting the disbursement of funds under any Development Agreement.

     In the event that the Seller determines that (x) any changes to the applicable Project Plans are required (other than to accommodate any design or structural changes) and/or (y) the actual cost of the construction and development of any Development Project will exceed the Maximum Amount for such Development Project notwithstanding any actual savings achieved by the Seller in the course of the construction of the Development Project, the Seller shall notify the Buyer of such determination (and provide the Buyer with any information or documentation reasonably requested by the Buyer regarding the same) and provided, that, the proposed increased cost is not payable to any Affiliate of the Seller (including, without limitation, Wagner) or any Affiliate of Wagner, then, (I) if the sum of the proposed increased cost plus the aggregate amount of any increased costs previously incurred in accordance with the terms hereof for such Development Project does not exceed the Contingency Adjustment for such Development Project, (aa) notwithstanding anything to the contrary set forth herein, the Buyer's consent to any proposed change to the applicable Project Plans required in connection with any such proposed increased cost shall not be required hereunder, (bb) if the applicable Landlord or Future Lender agrees to increase the Maximum Amount set forth under the applicable Development Agreement in order to cover any such proposed increased cost, the applicable Lease Documents or Future Financing Documents may be amended without the Buyer's consent so long as any such amendment only increases the Maximum Amount to cover the applicable proposed increased cost, no other substantive changes are made to the applicable Lease Documents or Future Financing Documents and the Buyer receives a true and correct copy of any such amendment and (cc) if the applicable Landlord or Future Lender does not agree to increase the Maximum Amount set forth under the applicable Development Agreement in order to cover any such proposed increased cost, the Buyer will pay to the Seller at the applicable Closing, in addition to the applicable Facility Purchase Price (as the same may be adjusted pursuant to the terms of this Agreement), an amount equal to such proposed increased cost (to the extent that the same is actually incurred by the Seller) or (II) if the sum of the proposed increased cost plus the aggregate amount of any increased costs previously incurred in accordance with the terms hereof for such Development Project exceeds the

Contingency Adjustment for such Development Project and (aa) the Buyer does not approve of the proposed increase in cost, then, within fifteen (15) Business Days after the Buyer notifies the Seller that it will not approve of the proposed increase in cost, the Seller may elect to pay such increased cost or may elect to exclude the applicable Development Project from this Agreement by written notice to the Buyer, whereupon the Buyer and the Seller shall have no further rights and/or obligations hereunder with regard to such Development Project or (bb) the Buyer approves of the proposed increase in cost and to any proposed change to the applicable Project Plans, then if the applicable Landlord or Future Lender agrees to increase the Maximum Amount set forth under the applicable Development Agreement in order to cover any such proposed increased cost, the applicable Lease Documents or Future Financing Documents may be amended to increase the Maximum Amount to cover the applicable proposed increased cost as long as no other substantive changes are made to the applicable Lease Documents or Future Financing Documents and the Buyer receives a true and correct copy of any such amendment or if the applicable Landlord or Future Lender does not agree to increase the Maximum Amount set forth under the applicable Development Agreement in order to cover such proposed increased cost, the Buyer will pay to the Seller at the applicable Closing, in addition to the applicable Facility Purchase Price (as the same may be adjusted pursuant to the terms of this Agreement), an amount equal to such proposed increased cost (to the extent that the same is actually incurred by the Seller). The Buyer and the Seller acknowledge and agree that the maximum aggregate amount that may be payable by the Buyer to the Seller under the foregoing clause (I) (cc) for any Development Project is an amount equal to the Contingency Adjustment for such Development Project. The Buyer and the Seller also acknowledge and agree that the maximum aggregate amount by which any Maximum Amount set forth in any Development Agreement as of the date hereof or, if applicable, as may be hereafter agreed to for the Richmond Facility, the West Bloomfield Hills Facility or the Montgomery Facility, may be increased pursuant to the foregoing clause (I) (bb) is an amount equal to the Contingency Adjustment for such Development Project.

          b. Quality of Materials and Workmanship. The materials used in each Development Project shall be of the quality called for by the applicable Project Plans, and the workmanship (including, without limitation, level of finish) shall be substantially and in all material respects in conformity with the Construction Contracts, this Agreement and the Development Agreements and both the quality of such materials and such workmanship (including, without limitation, the level of finish) shall be satisfactory to the Buyer. Without limiting the foregoing, the level of finish for each Development Project shall at least be equivalent in quality to the level of finish of the Naples Facility. Except as otherwise expressly provided herein, the Seller shall not make any changes in, and shall not permit any General Contractor or any Architect to make any changes in, the quality of such materials, the Project Plans, whether by change order or otherwise, without (i) the prior written consent of the Buyer, in each instance (which consent may be withheld in the Buyer's sole and absolute discretion) and (ii) complying with the terms of the applicable Development Agreement pertaining to any such change. The Buyer shall respond to the Seller with regard to any requested change within two (2) Business Days after such request is made to the Buyer and the

Buyer has received all materials and information as may be reasonably necessary to evaluate such request. Notwithstanding the foregoing, prior to making any change in Project Plans, copies of all change orders shall be submitted by the Seller to the Buyer and the Seller shall also deliver to the Buyer evidence satisfactory to the Buyer, in its reasonable discretion, that all necessary Permits and/or Contracts required by any Governmental Authority in connection therewith and all necessary consents from any applicable Landlord or Future Lender relating thereto have been obtained or entered into, as the case may be. Any failure by the Buyer to notify the Seller whether the Buyer approves of such requested change during the requisite time period shall be deemed to be an approval of the same.

     The Buyer and the Seller acknowledge that the Buyer has not reviewed or approved the Project Specifications Manuals for the Naples Facility, the Germantown Facility or the Birmingham Facility. The Seller agrees to provide the same to the Buyer for review within one month from the date hereof. The Buyer acknowledges and agrees that it will approve of such Project Specifications Manuals if such Project Specifications Manuals are substantially similar, in all material respects, to the Project Specifications Manuals for the other Approved Property described on EXHIBIT C-2, EXHIBIT C-3, EXHIBIT C-4, EXHIBIT C-6, and EXHIBIT C-8. The Buyer has approved the plans and specifications relating to the Blue Bell Property listed on EXHIBIT C-2, subject to the approval of the applicable Future Lender of the same.

          c. Seller's Title To Materials. The Seller shall not use, nor allow any General Contractor to use, in connection with any construction relating to any Development Project, any materials, fixtures or equipment intended to become part of such Development Project which are purchased upon lease or conditional bill of sale or to which the Seller (or, if applicable, any Landlord or Future Lender) does not have absolute and unencumbered title, and the Seller covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any such construction.

          d. Future Permits and Contracts. Upon the issuance of any Future Permits and Contracts (including, without limitation, all Construction Permits and Contracts pertaining to the Blue Bell Facility, the Richmond Facility, the West Bloomfield Hills Facility and the Montgomery Facility), the Seller shall promptly provide true and correct copies thereof to the Buyer. Without limiting the foregoing, prior to the commencement of construction of any Development Project, the Seller shall provide a copy of the building permit authorizing the construction thereof in accordance with the applicable Project Plans and for its Primary Intended Use to the Buyer. As of the date hereof, the Buyer acknowledges receipt of copies of building permits relating to all Development Projects other than the Dublin, Blue Bell, Richmond, Montgomery and West Bloomfield Hills Development Projects.

          e. Compliance With Legal Requirements And Applicable Agreements. Subject to the provisions of Section 8.33 hereof, each Single Purpose Entity, the Project Plans and the Property and all uses thereof shall comply with (i) all Legal Requirements, (ii) all

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Permits and Contracts, (iii) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar body and (iv) the Lease Documents and any Future Financing Documents.

          f. Inspection Of Construction. The Buyer and its representatives, shall, at all times throughout the term of this Agreement, have the right to enter the Property, upon reasonable notice to the Seller and at reasonable times for the purpose of inspecting the Property and the progress of the work and materials thereon; provided, that, in the exercise of such access, the Buyer shall not unreasonably interfere with the construction of any Development Project.

          g. Use of Development Proceeds. The Seller shall utilize all advances made by any Landlord or Future Lender pursuant to the terms of any Development Agreement only for those items for which requisitions are permitted under the Development Agreement or for reimbursement of expenditures already made for items for which requisitions are so permitted; provided, however, that notwithstanding the foregoing, in no event shall any of the advances under the Development Agreement be used to pay interest or rent payments to any Landlord or Future Lender. Without limiting the foregoing, the proceeds advanced under the Development Agreements may only be utilized for costs incurred in connection with the development of the Projects in accordance with the Project Plans, the terms of the Development Agreement and the terms of this Agreement.

          h. Completion of the Development Projects. Upon the completion of the construction of each Development Project in accordance with the applicable Project Plans and the terms and provisions of this Agreement and the applicable Development Agreement, the Seller shall provide the Buyer with (i) true, correct and complete copies of (x) the CO issued by the appropriate Governmental Authorities, permitting the occupancy and use of the applicable Development Project for its Primary Intended Use and (y) all Permits issued by the appropriate Governmental Authorities which are necessary in order to operate such Development Project in accordance with its Primary Intended Use (including, without limitation, the applicable Operating Permit), (ii) a certification from the applicable Architect, in form and substance reasonably acceptable to the Buyer, stating that, to the best of such Architect's professional knowledge and belief and in accordance with all applicable professional standards of care, such Development Project was completed substantially and in all material respects in accordance with the Project Plans relating thereto, (iii) an as-built survey (showing all improvements and applicable Permitted Encumbrances) of the applicable portion of the Property upon which the applicable Development Project is located reasonably acceptable to the Buyer and (iv) an estoppel certificate signed by the Seller and the applicable Landlord or Future Lender, in form and substance reasonably acceptable to the Buyer, containing a certification from the Seller verifying the actual amounts of the cost of constructing the applicable Development Project and the Development Fee paid to it (or any other Affiliate) and a certification from the Seller and such applicable Landlord or Future Lender verifying the total amount of the proceeds actually advanced under such applicable

Development Agreement. In addition, the Seller shall arrange for all instruments relating to any of the Construction Contracts (such as a Notice of Commencement) to be terminated of record.

          i. Additional Covenants Regarding the Completion of the Blue Bell Development Project. The Seller acknowledges that as of the date of the execution and delivery of this Agreement, (i) the Seller does not hold any interest in the Blue Bell Real Property other than its right to purchase the same pursuant to the Blue Bell Purchase Agreement and (ii) the Blue Bell Architect's Contract, the Blue Bell Construction Contract, the Blue Bell Plans and Specifications, the Blue Bell Subdivision Approvals, the Blue Bell Survey, the Blue Bell Purchase Documents, the Blue Bell Title Insurance Commitment (including, without limitation, all matters taken as exceptions therein) and the status of the Blue Bell Property's compliance with applicable Legal Requirements (including, without limitation, zoning and land use matters) have not been reviewed or approved by the Buyer. Accordingly, prior to the consummation of the acquisition of the Blue Bell Real Property pursuant to the terms of the Blue Bell Purchase Agreement or the commencement of construction of the Blue Bell Facility, the Seller shall deliver true and correct copies of all of the foregoing items to the Buyer, for its review and approval and, after the Buyer's receipt of such items, the Buyer shall also have the right to review and approve the status of the Blue Bell Property's compliance with applicable Legal Requirements. The Buyer agrees to notify the Seller whether it has approved the Blue Bell Architect's Agreement or the Blue Bell Construction Contract within three (3) Business Days after the Buyer's receipt of true and correct copies of the final drafts of such agreements. Any failure by the Buyer to notify the Seller whether the Buyer approves of any such agreement during the requisite time period shall be deemed to be an approval of the same. In addition, prior to the commencement of the construction of the Blue Bell Facility, the Seller shall provide the Buyer with a written certification identifying the Construction Permits and Contracts pertaining to the Blue Bell Facility.

          j. Richmond Development Project. The Seller acknowledges that as of the date of the execution and delivery of this Agreement, (i) the Seller does not hold any interest in the Richmond Real Property other than its right to purchase the same pursuant to the Richmond Purchase Agreement and (ii) the Richmond Budget, the Richmond Construction Contract, the Richmond Plans and Specifications, the Richmond Survey, the Richmond Purchase Documents, the Richmond Title Insurance Commitment (including, without limitation, all matters taken as exceptions therein) and the status of the Richmond Property's compliance with applicable Legal Requirements (including, without limitation, zoning and land use matters) have not been reviewed or approved by the Buyer. Accordingly, prior to the consummation of the acquisition of the Richmond Property pursuant to the terms of the Richmond Purchase Agreement or the commencement of construction of the Richmond Facility, the Seller shall deliver true and correct copies of all of the foregoing items to the Buyer, for its review and approval and, after the Buyer's receipt of such items, the Buyer shall also have the right to review and approve the status of the Richmond Property's compliance with applicable Legal Requirements. The Buyer agrees to notify the Seller whether it has approved the Richmond Construction Contract within three (3) Business Days after the Buyer's receipt of a true and correct copy of the final draft of such agreement. Any failure by the Buyer to notify the Seller whether the Buyer approves of any such agreement during the requisite time period shall be deemed to be an approval of the same. In addition, prior to the commencement of the construction of the Richmond Facility, the Seller shall provide the Buyer with a written certification identifying the Construction Permits and Contracts pertaining to the Richmond Facility. In the event that prior to the consummation of the acquisition of the Richmond Real Property pursuant to the terms of the Richmond Purchase Agreement, the Seller, in good faith and in the exercise of prudent business judgement, elects not to construct the Richmond Facility for any reason whatsoever, the Seller shall so notify the Buyer in writing and shall terminate the Richmond Purchase Agreement; whereupon the Seller and the Buyer shall have no further rights and/or obligations hereunder with regard to the Richmond Property. In the event that the Buyer does not approve the Richmond Budget, then, the Seller shall have the right to exclude the Richmond Facility from this Agreement upon written notice to the Buyer, whereupon the Buyer and the Seller shall have no further rights and/or obligations hereunder with regard to the Richmond Property; provided, that, (a) the Richmond Budget was prepared in good faith by the Seller and approved by any Future Lender in connection with any Future Financing permitted under the terms of Section 8.14 hereof without the Buyer's consent and (b) the Seller in good faith attempted to address any reasonable concerns or objections raised by the Buyer concerning the Richmond Budget.

          k. Additional Covenants Regarding the Completion of the West Bloomfield Hills Development Project. The Seller acknowledges that as of the date of the execution and delivery of this Agreement, (i) the Seller does not hold any interest in the West Bloomfield Hills Real Property other than its right to purchase the same pursuant to the West Bloomfield Hills Purchase Agreement and (ii) the West Bloomfield Hills Architect's Contract, the West Bloomfield Hills Budget, the West Bloomfield Hills Construction Contract, the West Bloomfield Hills Plans and Specifications, the West Bloomfield Hills Survey, the West Bloomfield Hills Purchase Agreement and the West Bloomfield Hills Title Insurance Commitment (including, without limitation, all matters taken as exceptions therein) have not been reviewed or approved by the Buyer. Accordingly, prior to the consummation of the acquisition of the West Bloomfield Hills Real Property pursuant to the terms of the West Bloomfield Hills Purchase Agreement or the commencement of construction of the West Bloomfield Hills Facility, the Seller shall deliver true and correct copies of all of the foregoing items to the Buyer, for its review and approval and, after the Buyer's receipt of such items, the Buyer shall also have the right to review and approve the status of the West Bloomfield Hills Property's compliance with applicable Legal Requirements. The Buyer agrees to notify the Seller whether it has approved the West Bloomfield Hills Architect's Agreement or the West Bloomfield Hills Construction Contract within three (3) Business Days after the Buyer's receipt of true and correct copies of the final drafts of such agreements. Any failure by the Buyer to notify the Seller whether the Buyer approves of any such agreements during the requisite time period shall be deemed to be an approval of the same. In addition, prior to the commencement of the construction of the West Bloomfield Hills Facility, the Seller shall provide the Buyer with a written certification identifying the Construction Permits and Contracts pertaining to the West Bloomfield Hills Facility. In the event that prior to the consummation of the acquisition of the West Bloomfield Hills Real Property pursuant to the terms of the West Bloomfield Hills Purchase Agreement, the Seller elects not to construct the West Bloomfield Hills Facility for any reason whatsoever, the Seller shall so notify the Buyer in writing and shall terminate the West Bloomfield Hills Purchase Agreement; whereupon the Seller and the Buyer shall have no further rights and/or obligations hereunder with regard to the West Bloomfield Hills Property. In the event that the Buyer does not approve the West Bloomfield Hills Budget, then, the Seller shall have the right to exclude the West Bloomfield Hills Facility from this Agreement upon written notice to the Buyer, whereupon the Buyer and the Seller shall have no further rights and/or obligations hereunder with regard to the West Bloomfield Hills Property; provided, that, (a) the West Bloomfield Hills Budget was prepared in good faith by the Seller and approved by any Future Lender in connection with any Future Financing permitted under the terms of Section 8.14 hereof without the Buyer's consent and (b) the Seller in good faith attempted to address any reasonable concerns or objections raised by the Buyer concerning the West Bloomfield Hills Budget.

          l. Montgomery Development Project. The Seller acknowledges that as of the date of the execution and delivery of this Agreement, (i) the Seller does not hold any interest in the Montgomery Real Property other than its right to purchase the same pursuant to the Montgomery Purchase Agreement and (ii) the Montgomery Architect's Agreement, Montgomery Budget, the Montgomery Construction Contract, the Montgomery Plans and Specifications, the Montgomery Survey, the Montgomery Purchase Documents and the Montgomery Title Insurance Commitment (including, without limitation, all matters taken as exceptions therein) have not been reviewed or approved by the Buyer. Accordingly, prior to the consummation of the acquisition of the Montgomery Property pursuant to the terms of the Montgomery Purchase Agreement or the commencement of construction of the Montgomery Facility, the Seller shall deliver true and correct copies of all of the foregoing items to the Buyer, for its review and approval and, after the Buyer's receipt of such items, the Buyer shall also have the right to review and approve the status of the Montgomery Property's compliance with applicable Legal Requirements. The Buyer agrees to notify the Seller whether it has approved the Montgomery Architect's Agreement or the Montgomery Construction Contract within three (3) Business Days after the Buyer's receipt of true and correct copies of the final drafts of such agreements. Any failure by the Buyer to notify the Seller whether the Buyer approves of any such agreements during the requisite time period shall be deemed to be an approval of the same. In addition, prior to the commencement of the construction of the Montgomery Facility, the Seller shall provide the Buyer with a written certification identifying the Construction Permits and Contracts pertaining to the Montgomery Facility. In the event that prior to the consummation of the acquisition of the Montgomery Real Property pursuant to the terms of the Montgomery Purchase Agreement, the Seller, in good faith and in the exercise of prudent business judgement, elects not to construct the Montgomery Facility for any reason whatsoever, the Seller shall so notify the Buyer in writing and shall terminate the Montgomery Purchase Agreement; whereupon the Seller and the Buyer shall have no further rights and/or obligations hereunder with regard to the Montgomery Property. In the event that the Buyer does not approve the Montgomery Budget, then, the Seller shall have the right to exclude the Montgomery Facility from this Agreement upon written notice to the Buyer, whereupon the Buyer and the Seller shall have no further rights and/or obligations hereunder with regard to the Montgomery Property; provided, that, (a) the Montgomery Budget was prepared in good faith by the Seller and approved by any Future Lender in connection with any Future Financing permitted under the terms of Section 8.14 hereof without the Buyer's consent and
(b) the Seller in good faith attempted to address any reasonable concerns or objections raised by the Buyer concerning the Montgomery Budget.

          8.13 Lease Transactions and Future Financings. The Seller shall not (and, if applicable, shall not permit any Single Purpose Entity to) (a) except as may otherwise be expressly permitted hereunder, terminate, amend, abridge, modify or otherwise limit any of the provisions of any of the Lease Documents or the Future Financing Documents, (b) exercise any rights to acquire any portion of the Property demised under the applicable Facility Lease or extend or renew any term thereof or (c) except as may otherwise be specifically permitted under any Lease Documents or Future Financing Documents without the consent of the Seller (or such Single Purpose Entity), agree that any Landlord or Future Lender may apply all or any portion of any funds held under any Escrow Account toward any obligation of the Seller (or such Single Purpose Entity) under any of the Lease Documents or Future Financing Documents or expend any such funds for the benefit of the any portion of the Property or otherwise, in each case without first obtaining the Buyer's prior written consent, which consent the Buyer may withhold in the Buyer's sole discretion. The Seller shall perform (or, if applicable, shall cause any Single Purpose Entity to perform) all of its obligations under the Lease Documents or the Future Financing Documents relating to any Facility which have accrued or will accrue prior to the applicable Closing Date involving such Facility in a timely manner and fully complete the performance of all of such obligations prior to such Closing Date. The Seller shall (i) provide the Buyer with copies of all Letters of Credit hereafter delivered to any Landlord or Future Lender pursuant to the terms of the Lease Documents or the Future Financing Documents and (ii) notify the Buyer of any additional funds provided by the Seller (or any Single Purpose Entity) to any Landlord or Future Lender to hold in any Escrow Account.

     At any Closing involving any Facility leased by the Seller (whether pursuant to the Existing Facility Leases or any Future Financing Documents), the Seller shall execute and deliver such documents, instruments, certificates and agreements (collectively, the "Lease Assignment and Assumption Documents") as the Buyer shall reasonably require to evidence (a) the assignment by the Seller to the Buyer of (i) all of the Seller's rights and obligations under the Lease Documents and (ii) all of the Seller's right, title and interest in and to the Escrow Accounts, if any, and all cash or other collateral (in whatever form) then held by or behalf of the Landlord thereunder and (b) the assumption by the Buyer of the Seller's obligations under such Lease Documents first arising after the Closing and the release of the

Seller from all such obligations by the applicable Landlord or Future Lender. The Buyer shall use its best efforts to (x) obtain the Landlord's consent to the assignment and assumption of the Lease Documents as contemplated hereby (which consent must be in form and substance reasonably acceptable to the Buyer) and
(y) cause the Landlord to execute and deliver those Lease Assignment and Assumption Documents to which the Landlord shall be a party, including, without limitation, a Landlord's Estoppel Certificate confirming, in part, the accuracy of the representations made herein by the Seller regarding the Lease Documents and the absence of any Lease Default and any state of facts which, with the giving of notice and/or passage of time, would constitute such a Lease Default. All reasonable out-of-pocket expenses, if any, incurred by any Landlord in connection with the proposed assignment and assumption of the applicable Lease Documents shall be paid by the Buyer.

     Without limiting the foregoing, it is acknowledged and agreed that the Lease Assignment and Assumption Documents shall include, without limitation, (x) the Assignment and Assumption Agreement Regarding Lease Documents and (y) such amendments (collectively, the "CareMatrix Amendments") to the applicable Lease Documents as the Buyer may reasonably require in order to (A) eliminate any cross-default provisions that would pertain to lease or loan transactions between (I) the Seller and/or any of its Affiliates and (II) the applicable Landlord and/or any of its Affiliates, (B) eliminate from the lessee's option to purchase the applicable portion of the Property and from the lessee's option to extend the term of the applicable Facility Lease, any provision regarding the simultaneous exercise of similar rights under leases between (I) the Seller and/or any of its Affiliates and (II) the applicable Landlord and/or any of its Affiliates, (C) eliminate any provisions that would limit transfers of the capital stock of CareMatrix and (D) eliminate any default provisions that would apply to CareMatrix other than (I) defaults relating to insolvency and (II) a new covenant requiring CareMatrix to maintain a Tangible Net Worth of FIFTY MILLION DOLLARS ($50,000,000).

     With respect to any Facility leased by any Single Purpose Entity, the provisions set forth above in the preceding two paragraphs shall apply mutatis, mutandis, however, without limiting the foregoing, the Assignment and Assumption Agreement Regarding Lease Documents shall not include any assignment of such Single Purpose Entity's obligations under the applicable Lease Documents.

     The Seller agrees to reasonably cooperate with the Buyer in connection with the Buyer's efforts to obtain the applicable Landlord's or any Future Lender's consent to the transactions contemplated herein. The Buyer shall use its best efforts to obtain all such consents on or before December 31, 1998.

     The Buyer acknowledges and agrees that, at each Closing, as additional consideration hereunder, the applicable Letters of Credit previously furnished by the Seller (or any Single Purpose Entity) to any Landlord or Future Lender under the terms of the Lease Documents or

Future Financing Documents relating to the applicable Facility shall be replaced by irrevocable letters of credit obtained by the Buyer in favor of the applicable Landlord or Future Lender in form and substance acceptable to such Landlord or Future Lender substantially similar to the applicable Letter of Credit being replaced (each such letter of credit is referred to herein as a "Replacement Letter of Credit").

          8.14 Additional Provisions Regarding Future Financings. The Seller shall not consummate, nor permit any Single Purpose Entity to consummate, any Future Financing without the Buyer's prior written consent; provided, however, the Buyer's consent shall not be required if each of the following conditions are satisfied: (a) the Budget for the applicable Development Project is acceptable to and has been approved by the Buyer (which Budget may include a Development Fee equal to five percent (5%) of the total cost to develop the Development Project), (b) the Future Financing Documents are in form and substance substantially similar to the Existing Lease Documents and contemplate the transactions to be consummated herein and the CareMatrix Amendments, (c) the lease or mortgage payments to be made under such Future Financing Documents shall cover (but, not exceed) the lesser of the actual total cost of construction and development of the applicable Development Project or the applicable Maximum Amount and (d) the Future Financing is made on such terms and conditions that are as favorable as (or more favorable than) the terms and conditions that are contained in the Existing Lease Documents. The Seller shall provide to the Buyer true and correct copies of all Future Financing Documents within five (5) Business Days after the consummation of the applicable Future Financing.

     At any Closing involving any Facility owned by the Seller or any Single Purpose Entity, the Seller shall execute and deliver such documents, instruments, estoppel certificates and agreements (collectively, the "Loan Assignment and Assumption Documents") as the Buyer shall reasonably require to evidence (a) the assignment by the Seller (or such Single Purpose Entity) to the Buyer of (i) all of the Seller's (or such Single Purpose Entity's) rights and obligations under the Future Financing Documents and (ii) all of the Seller's (or such Single Purpose Entity's) right, title and interest in and to the Escrow Accounts, if any, and all cash or other collateral (in whatever form) then held by or on behalf of the Future Lender thereunder and (b) the assumption by the Buyer of the Seller's obligations under such Future Financing Documents first arising after the Closing and the release of the Seller by the applicable Future Lender from all such obligations. The Buyer shall use its best efforts to (x) obtain the Future Lender's consent to the assignment and assumption of the Future Financing Documents as contemplated hereby (which consent must be in form and substance acceptable to the Buyer) and (y) cause the Future Lender to execute and deliver those Loan Assignment and Assumption Documents to which the Future Lender shall be a party, including, without limitation, a Mortgagee's Estoppel Certificate confirming, in part, the accuracy of the representations made herein by the Seller regarding the Future Financing Documents and the absence of any Future Financing Default and any state of facts which, with the giving of notice and/or passage of time, would constitute such a Future Financing Default. All reasonable out-of-pocket expenses, if any, incurred by any Future Lender in connection with proposed assignment and assumption of the Future Financing Documents shall be paid by the Buyer.

     Without limiting the foregoing, it is acknowledged and agreed that the Loan Assignment and Assumption Documents shall include, without limitation, such amendments as the Buyer may reasonably require in order to effectuate the substantive provisions to be included in the CareMatrix Amendments.

          8.15 Management Agreements. Neither the Seller, nor any Single Purpose Entity shall enter into any Management Agreement with any Person that is not owned or controlled by Wagner.

          8.16 Leases and Resident Agreements. Except for Resident Agreements permitted in accordance with the provisions of the following paragraph, the Seller shall not enter into, nor permit any Single Purpose Entity to enter into, any Lease, nor consent to any sublease of the premises demised under any Lease, without first obtaining in each instance the Buyer's prior written consent, which consent the Buyer may withhold in its sole discretion. The Seller shall not terminate, amend, abridge, modify or otherwise limit any of the provisions set forth in any of the Leases (including, without limitation, any Facility Lease), other than Resident Agreements permitted hereunder, without obtaining, in each instance, the Buyer's prior written consent, which consent may not be unreasonably withheld. The Seller shall perform (a) all of the obligations of the lessor under the Leases (other than the Facility Leases) relating to any Facility (including, without limitation, all Resident Agreements) and (b) all of the obligations of the lessee under any applicable Facility Lease, in each instance, which have accrued or will accrue prior to the Closing Date relating to such Facility in a timely manner and fully complete the performance of all of such obligations prior to such Closing Date.

     Every Resident Agreement now or hereafter entered into shall comply in all respects with all Legal Requirements. No Resident Agreement (whether now in existence or hereafter entered into) shall provide for rent to decline at any point during the term of such Resident Agreement. The Seller shall comply with and shall cause each Single Purpose Entity to comply with all material terms and conditions under the Resident Agreements. Each Resident Agreement (whether now in existence or hereafter entered into) shall be entered into on arm's-length terms, without consideration of any relationship the Seller or any of its Affiliates may otherwise have with the tenant thereunder or any Affiliate thereof. Without limiting any other provision set forth herein, all security deposits of Residents under the Resident Agreements, whether held in cash or any other form, shall be held in accordance with all applicable Legal Requirements.

          8.17 Operating Agreements. The Seller shall cause all Operating Agreements relating to any Facility or the portion of the Property related thereto (including, without limitation, all Management Agreements) other than the applicable Assumed Operating Agreements to be terminated (without recourse to any Single Purpose Entity or the Buyer) as of the consummation of the Closing relating to such Facility. Within five (5) Business Days after the Buyer's or the Seller's receipt of any Election Notice, the Seller shall send to the Buyer true and correct copies of all Operating Agreements (together with any and all amendments thereto) then in effect relating to the applicable Facility (or any portion of the Property related thereto). Within five (5) more Business Days thereafter, the Buyer shall give the Seller written notice of those Operating Agreements (excluding Mandatory Agreements) that the Buyer wishes to assume. Such Operating Agreements, if any, that the Buyer elects to assume together with the Mandatory Agreements relating to such Facility that, on a cumulative basis, provide for payments equal to or less than TWENTY-FIVE THOUSAND DOLLARS ($25,000) per annum shall constitute the "Assumed Operating Agreements" for such Facility. Upon receipt of such written notice, the Seller shall use its best efforts to obtain all necessary consents from the third parties to the Assumed Operating Agreements required for any assignment thereof to the Buyer. Subject to the Seller's obligation to terminate all Operating Agreements other than the Assumed Operating Agreements, on a timely basis and in any event, the Seller shall fully perform or cause to be performed, prior to the Closing Date, any and all of the Seller's or any Manager's obligations arising and/or accruing prior to the Closing Date under the Operating Agreements. It is understood and agreed that (a) the Buyer shall not be obligated to assume any of the obligations under any Assumed Operating Agreement unless any necessary consent from any third party thereto is obtained by the Seller and (b) in no event shall the Buyer be obligated to assume any liabilities under any Mandatory Agreements relating to any individual Facility that exceed an aggregate amount of TWENTY-FIVE THOUSAND DOLLARS ($25,000) per annum.

          8.18 Hart-Scott-Rodino. On or before December 1, 1998, the Buyer and Seller shall each prepare and file the applicable notices required to be filed under the HSR Act and shall comply promptly with any requests to it from the Federal Trade Commission or United States Department of Justice for additional information. The Buyer and the Seller shall have the right to review in advance, and to the extent practicable each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information and written materials to be submitted to the Federal Trade Commission and/or the United States Department of Justice under and in accordance with the HSR Act. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The Buyer shall pay the cost of all filing fees relating to such notices.

          8.19 Buyer's Transfer Approvals. Promptly upon its receipt or delivery of any Election Notice, the Buyer shall apply for all necessary Permits required to allow the Buyer to acquire the Seller's interest in the applicable Facility and the applicable portion of the Property relating thereto (or, if applicable, to acquire the equity interests in the Single Purpose Entity that operates such

Facility) and to operate the applicable Facility in accordance with its Primary Intended Use (collectively, the "Buyer's Transfer Approvals"). The Seller shall execute (and cause any applicable Single Purpose Entity to execute), on a timely basis prior to the Closing Date, all applications and instruments, if any, required in connection with the issuance of the Buyer's Transfer Approvals to the Buyer. The Seller (and the Single Purpose Entities) will cooperate with the Buyer in its attempt to obtain the Buyer's Transfer Approvals and the Buyer shall keep the Seller apprised of the status of its applications for the Buyer's Transfer Approvals.

          8.20 Title Matters. The Seller shall remove, at or before each Closing, any and all Liens affecting the applicable Facility or the portion of the Property related thereto, other than the Permitted Encumbrances, which may now exist or which may arise before the Closing Date, whether or not of record. From and after the date hereof, the Seller shall not create or permit the creation of any new Liens without the prior written consent of the Buyer, in each instance, which consent may be withheld in the Buyer's sole and absolute discretion; provided, however, that notwithstanding the foregoing, it shall not be a default hereunder if any mechanic's liens affecting the Property (or any portion thereof) arise subsequent to the date hereof, as long as (a) the existence of any such Lien does not constitute a default under any of the Lease Documents or Future Financing Documents and (b) as of the applicable Closing Date for any Facility, all such Liens affecting such Facility (and/or any applicable portion of the Property related thereto) are (i) released of record,
(ii) insured over by Buyer's Title Insurance Policies or (iii) bonded off by the Seller.

          8.21 Insurance. Until Closing, the Seller shall maintain the fire and other casualty insurance on the Property required to be maintained under the Lease Documents and the Future Financing Documents.

          8.22 Casualty. Subject to the terms and provisions of Section 8.23, in the event of any damage or destruction to any portion of the Property by reason of fire or other hazard or casualty (a "Casualty") or Condemnation, the Seller shall provide immediate written notice thereof to the Buyer and, unless the Seller determines, in good faith within one hundred twenty (120) days thereafter, that it is economically unfeasible to rebuild the Facility, the Seller shall proceed with reasonable diligence, in full compliance with all applicable Legal Requirements and any applicable Lease Documents or Future Financing Documents, to perform such repairs, replacement and reconstruction work (the "Repairs") to restore such portion of the Property to substantially the same condition that it was in immediately prior to such damage or destruction and to a condition adequate to operate the applicable Facility for its Primary Intended Use and in compliance with all Legal Requirements.

     If the Seller so determines that it is economically unfeasible to rebuild the Facility, (a) the Seller shall so notify the Buyer in writing (which notice shall provide the Buyer with the basis upon which the Seller has made such determination), (b) the Seller shall return to the Buyer the applicable Additional Option Payment, if any, previously paid by the Buyer with respect to such Facility, unless (i) only one other Facility then remains the subject of this Agreement, in which event the Seller shall return such Additional Option Payment plus one-half (1/2) of the Initial Option Payment to the Buyer or (ii) there is no other Facility which remains the subject of this Agreement, in which event the remaining portion of the Total Option Payment that has not previously been applied to any Facility Purchase Price paid hereunder shall be refunded to the Buyer, and (c) the applicable Facility shall be excluded from this Agreement, whereupon the Buyer and the Seller shall have no further rights and/or obligations hereunder with regard to such Facility, except that if the Seller acquires (from the applicable Landlord) fee title to that portion of the Real Property with respect to which the Casualty or Condemnation occurred as a consequence of the Seller's determination that it is economically unfeasible to rebuild such Facility and does not rebuild the Facility, but subsequently determines to build a new assisted living or independent living facility on such portion of the Real Property (the "Undeveloped Site"), (i) notwithstanding anything to the contrary set forth herein, the Undeveloped Site shall continue to be subject to the terms of this Agreement until (x) the Termination Date, if the Seller has made its determination that it is economically unfeasible to rebuild such Facility prior to December 31, 2000 or
(y) December 31, 2004, if the Seller has made its determination that it is economically unfeasible to rebuild such Facility at anytime thereafter prior to January 1, 2003 and (ii) such Undeveloped Site shall be treated the same hereunder as any portion of the Property that does not constitute the Approved Property.

     In the event that any Casualty or Condemnation involves any structural damage to any Facility that the Seller is required hereunder to repair, the Seller shall furnish to the Buyer complete plans and specifications for the Repairs for the Buyer's approval, in each instance, which approval shall not be unreasonably withheld. Such plans and specifications shall provide for Repairs of such nature, quality and extent, that, upon the completion thereof, the applicable Facility shall be at least equal in value and general utility to its value and general utility prior to the Casualty or Condemnation. The Seller shall furnish to the Buyer copies of all Permits and Contracts required by all applicable Legal Requirements in connection with the commencement and conduct of the Repairs.

     Without limiting any other provision set forth herein, the Seller shall perform the Repairs in good and workmanlike fashion and in good faith in accordance with the plans and specifications approved by the Buyer, the Permits and Contracts referred to above, the requirements of any applicable Lease Documents or Future Financing Documents and all applicable Legal Requirements.

          8.23 Condemnation. In the event of any Condemnation, the Seller shall give immediate written notice thereof to the Buyer (the "Condemnation Notice") and, if the Buyer makes a good faith determination that (a) such Condemnation would prevent the applicable Facility from being operated in accordance with its Primary Intended Use and in compliance with all applicable Legal Requirements or
(b) such Condemnation would materially adversely affect the operation or financial condition of such

Facility, then, the Buyer shall have the option, exercisable within sixty (60) days after the Buyer's receipt of the Condemnation Notice, to terminate the Buyer's Call Right and the Seller's Put Right (whether or not either the Call Right or the Put Right has been exercised) with respect to the Facility and the portion of the Property related thereto. Upon such termination, the Seller shall return the Additional Option Payment to the Buyer, unless (a) only one Facility then remains the subject of this Agreement, in which event the Seller shall return the Additional Option Payment plus one-half (1/2) of the Initial Option Payment to the Buyer or (b) there is no Facility which remains the subject of this Agreement, in which event the remaining portion of the Total Option Payment that has not previously been applied to any Facility Purchase Price paid hereunder shall be refunded to the Buyer. If the Buyer does not elect to terminate such Call Right and Put Right, then the Seller shall proceed, with reasonable diligence, in full compliance with the provisions of Section 8.22 above, to perform the Repairs to restore the applicable portion of the Property to as close a condition as possible to the condition it was in immediately prior to such Condemnation and to a condition adequate to operate the applicable Facility for its Primary Intended Use and in compliance with all applicable Legal Requirements.

          8.24 Additional Covenants Relating to the Carmel Property.

          a. Environmental Report. The Seller shall use its best efforts to obtain and deliver to the Buyer, prior to the Carmel Closing, a true and correct copy of the final version of the Carmel Draft Report which includes no material changes from the Carmel Draft Report.

          8.25 Additional Covenants Relating to the Germantown Property. The Seller shall cause those certain utility improvements located on the Germantown Real Property within the boundary lines of the Germantown Utility Easement to be removed and shall cause the Germantown Utility Easement to be vacated and terminated of record.

          8.26 Additional Covenants Relating to the Birmingham Property. The Seller shall use its best efforts to complete the construction of the Birmingham Facility (in accordance with the Birmingham Plans and Specifications, the Birmingham Development Agreement and this Agreement) as soon as possible in order to realize the benefit of the lowest possible "Lease Spread" under the Birmingham Lease.

          8.27 Additional Covenants Relating to the Hockessin Property.

          a. Removal of Waste Water Treatment. The Seller shall remove the wastewater treatment plant currently located on the Hockessin Real Property in accordance with all applicable Legal Requirements.

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


          b. Hockessin Sewer Agreement. The Seller shall comply with all of the terms and conditions set forth in the Hockessin Sewer Agreement.

          8.28 Additional Covenants Relating to the Blue Bell Property.

          a. Blue Bell Purchase Documents. The Seller shall provide to the Buyer copies of all Blue Bell Purchase Documents, as well as all documents, instruments, notices and due diligence materials provided to the Seller under the Blue Bell Purchase Agreement. The Buyer shall not consummate the acquisition of the Blue Bell Real Property unless and until all approvals that are required from any Governmental Authority in order to create a separate lot consisting only of the Blue Bell Real Property in compliance with all applicable Legal Requirements (collectively, the "Blue Bell Subdivision Approvals") are obtained and all appeal periods relating to the granting of the Blue Bell Subdivision Approvals have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Blue Bell Real Property.

          8.29 Additional Covenants Relating to the Richmond Property.

          a. Richmond Purchase Documents. The Seller shall provide to the Buyer copies of the Richmond Purchase Documents, as well as all documents, instruments, notices and due diligence materials provided to the Seller under the Richmond Purchase Agreement.

          8.30 Additional Covenants Relating to the Montgomery Property.

          a. Montgomery Purchase Documents. The Seller shall provide to the Buyer copies of the Montgomery Purchase Documents, as well as all documents, instruments, notices and due diligence materials provided to the Seller under the Montgomery Purchase Agreement.

          8.31 Additional Covenants Relating to the West Bloomfield Hills Property.

          a. West Bloomfield Hills Purchase Documents. The Seller shall provide to the Buyer copies of the West Bloomfield Hills Purchase Documents, as well as all documents, instruments, notices and due diligence materials provided to the Seller under the West Bloomfield Hills Purchase Agreement.

          8.32 Seller Documents and Buyer Documents. At each Closing, (i) the Seller shall execute and deliver all Seller

Documents required to be delivered at such Closing and (ii) the Buyer shall execute and deliver all Buyer Documents required to be delivered at such Closing.

          8.33 Compliance with Legal Requirements. Notwithstanding anything to the contrary set forth in the provisions of this Agreement concerning the requirement that the Property comply with all applicable Legal Requirements, in the event that, at any time after the date hereof, there is a change (each a "Change in Law") in any (a) zoning requirement applicable to any Facility or (b) other Legal Requirement applicable to any Facility that would require structural changes to any building constructed (or completed) after the date of the enactment thereof, the applicable portion of the Property shall nevertheless be deemed to be "in compliance with all Legal Requirements" notwithstanding such Change in Law as long as the applicable Facility may be constructed (or completed) in accordance with the applicable Project Plans and may be operated in accordance with its Primary Intended Use without violating any applicable Legal Requirement. In the event that such Change in Law would require any change to the Project Plans or require any structural alteration to any Facility, the Seller shall comply with all applicable requirements of such Change in Law.

          8.34 Reliance Letters. The Seller shall use its best efforts to obtain Reliance Letters relating to each of the Environmental Reports at no additional cost to the Seller; provided, however, the Seller shall advise the Buyer as to the cost of the Reliance Letters that can be obtained and if the Buyer elects, the Seller shall obtain any such Reliance Letters on behalf of, and at the expense of, the Buyer.

          8.35 Surveys. The Seller shall use its best efforts to arrange for all as-built surveys referred to in Section 8.12(h) hereof to be certified to the Buyer at no additional cost to the Seller.

          8.36 CareMatrix Net Worth. CareMatrix shall maintain a Tangible Net Worth of not less than FIFTY MILLION DOLLARS ($50,000,000); provided, however, that any failure by CareMatrix to maintain such a Tangible Net Worth shall not constitute a default hereunder unless in connection with any Closing (a) any Landlord or Future Lender requires that CareMatrix maintain such a Tangible Net Worth and refuses to sign any applicable Lease Assignment and Assumption Documents or Loan Assignment and Assumption Documents solely because of any failure by CareMatrix to have a Tangible Net Worth of not less than FIFTY MILLION DOLLARS ($50,000,000) as of the applicable Closing Date and (b) the only Closing Condition that is not satisfied in accordance with the terms hereof is such Landlord's or Future Lender's refusal to sign any applicable Lease Assignment and Assumption Documents or Loan Assignment and Assumption Documents solely because of any failure by CareMatrix to have a Tangible Net Worth of not less than FIFTY MILLION DOLLARS ($50,000,000) as of the applicable Closing Date.

          8.37 Naples Abutters. All sums owed to the Seller under the Naples Joint Access Agreement shall remain the property of the Seller and the right to receive any such sums shall not be conveyed to the Buyer.

          8.38 Architect's. Subject to any applicable Legal Requirements, the Buyer has approved of the architectural firms Architecture, Inc. and Architecture Concepts, Inc. for use in designing any Project Plans that have not yet been submitted to the Buyer for review and approval.

          8.39 Buyer Approvals. Except as may be otherwise expressly provided herein, the Buyer agrees to review all of the matters referred to in Section 11.7(a), Section 11.8(a), Section 11.9(a) and (b) and Section 11.10(a) and (b) within thirty (30) days after the Buyer has received all materials and information as Buyer may deem reasonably necessary to review such matters. Any failure by the Buyer to notify the Seller whether the Buyer approves of such matter during the requisite time period shall be deemed to be an approval of the same.

     9. Closing Deliveries. On the Closing Date, subject to the performance by the Buyer of its obligations hereunder (which may be waived by the Seller), the Seller shall deliver to the Buyer the following:

          9.1 Closing Deliveries Relating to All Closings.

          (a) standard affidavits and indemnities duly executed by the Seller regarding mechanics liens and parties in possession addressed to and in form and substance acceptable to the applicable Title Insurance Company in order that such Title Insurance Company will issue the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer) the applicable Buyer's Title Insurance Policy without exception for mechanics' liens or the rights of parties in possession other than the rights of the Residents, as residents only, under the Resident Agreements;

          (b) a Closing Certification duly executed by the Seller, in the form of EXHIBIT M attached hereto, certifying that, subject to Section 10.2 and the first paragraph of Section 6 of this Agreement, all the representations, warranties and covenants made by the Seller in this Agreement are true and complete as of the Closing Date;

          (c) a then current rent roll certified by the Seller as of the Closing Date as true, complete and accurate in all respects, which shall include such information for each of the Leases relating to the Facility, the Tenants of the Facility and the Residents of the Facility as is reasonably acceptable to the Buyer (the "Rent Roll");

          (d) a letter, in form and substance acceptable to the Buyer, addressed to each of the Residents under the Resident Agreements relating to the applicable Facility advising of the change in leasing and operation of the applicable Facility and directing that all Rents becoming due after the Closing Date pursuant to such Resident Agreements be paid to or at the direction of the Buyer;

          (e) all keys to the applicable Facility held by the Seller or by any of its agents;

          (f) to the extent not already delivered by the Seller, originals of all of the applicable Leases, Lease Documents or Future Financing Documents, Assumed Operating Agreements and Permits, including, without limitation, the CO relating to such Facility;

          (g) any applicable Lease Assignment and Assumption Documents or Loan Assignment and Assumption Documents, which documents shall provide an unconditional release of the Seller, the Seller's Affiliates, Wagner and Wagner's Affiliates from all obligations first arising after the applicable Closing;

          (h) evidence of the authority of the Seller, the General Partner and any applicable Single Purpose Entity to execute and deliver the applicable Seller Documents in order to effectuate the applicable Closing; and

          (i) such other documents and instruments as reasonably may be required by the Buyer, the Buyer's counsel and the Title Insurance Company, or any of them, in order to effectuate the applicable Closing.

          9.2 Closing Deliveries In Connection with Any Closing Relating to any Facility Leased By the Seller.

          (a) a duly executed assignment and assumption of the applicable Facility Lease and related Lease Documents (each, an "Assignment and Assumption Agreement Regarding Lease Documents"), executed by and among the Seller, the Buyer and the applicable Landlord, conveying good and clear record and marketable leasehold title to the applicable portion of the Real Property upon which the applicable Facility is located and the Seller's interest in such Lease Documents, free from all Liens except: (i) such ad valorem real estate taxes and assessments for the then current fiscal year as are not due and payable as of the Closing Date, (ii) the Liens created by Lease Documents and (iii) the Permitted Encumbrances related to such portion of the Real Property;

          (b) a Bill of Sale duly executed by the Seller, in substantially the same form as is attached hereto as EXHIBIT P (each, a "Bill of Sale") conveying any and all Tangible Personal Property pertaining to the applicable Facility to the Buyer or the Nominee;

          (c) a General Assignment duly executed by the Seller, in substantially the same form attached hereto as EXHIBIT Q (each, a "General Assignment") and incorporated herein by reference, assigning, setting over and transferring to the Buyer, or the Nominee, all of the Seller's right, title and interest in and to Intangible Personal Property pertaining to the applicable Facility other than the applicable Governmental Approvals (as defined therein), Leases, Lease Documents and Operating Agreements;

          (d) an Assignment and Assumption Agreement duly executed by the Seller and the Buyer, in substantially the same form attached hereto as EXHIBIT R, (each, an "Assignment and Assumption Agreement") assigning, setting over and transferring to the Buyer all of the Seller's right, title and interest in and to the applicable Assumed Operating Agreements (for which all necessary consents have been obtained), Leases (other than any applicable Facility Lease) and Governmental Approvals (as defined therein); and

          (e) a license agreement duly executed by the Seller, in form and substance reasonably acceptable to the Buyer, pursuant to which, for nominal consideration, the Buyer shall be licensed to use, in connection with the operation of the applicable Facility, the then current trade names and trademarks of such Facility.

          9.3 Closing Deliveries in Connection With Any Closing Relating to Any Facility Leased or Owned by Any Single Purpose Entity.

          (a) an assignment and assumption agreement duly executed by the Seller and the Buyer, in substantially the same for attached hereto as EXHIBIT S, conveying good and clear title to all of the outstanding membership interests in the Single Purpose Entity (each, a "Membership Assignment"), free from all Liens except Liens created by any applicable Lease Documents or Future Financing Documents;

          (b) the original LLC Agreement and the certificate of organization of the LLC and any and all amendments thereto in effect on the applicable Closing Date;

          (c) a certificate of legal existence or similar certificate from the state of Delaware for the Single Purpose Entity;

          (d) a foreign qualification certificate issued by the State in which the Facility owned or leased by the Single Purpose Entity is located; and

          (e) an Assignment and Assumption Agreement relating to the applicable Assumed Operating Agreements, but, appropriately modified to reflect the fact that such Assumed Operating Agreements will be assigned by the applicable former Manager to the Single Purpose Entity acquired by the Buyer.

          9.4 Closing Deliveries In Connection With Any Closing Relating to Any Facility Owned By The Seller.

          (a) a duly executed good and sufficient warranty deed from the Seller, in form and substance satisfactory to the Buyer's counsel, conveying good and clear record and marketable title to the applicable portion of the Real Property upon which the applicable Facility is located, free from all Liens except: (i) such ad valorem real estate taxes and assessments for the then current fiscal year as are not due and payable as of the Closing Date, (ii) the Liens created by the applicable Future Financing Documents and (iii) the Permitted Encumbrances related to such portion of the Real Property;

          (b) a duly executed affidavit from the Seller stating that the Seller is not a "Foreign Person" under the Foreign Investment in Real Property Tax Act of 1980, in form and substance reasonably satisfactory to the Buyer's counsel and otherwise in compliance with the Internal Revenue Code of 1986, as amended from time to time;

          (c) Form 1099 duly executed by the Seller to be filed with the Internal Revenue Service;

          (d) a duly executed assignment and assumption of the applicable Future Financing Documents (each, an "Assignment and Assumption Agreement Regarding Loan Documents"), executed by and among the Seller, the applicable Future Lender and the Buyer, assigning all of the Seller's right, title and interest in the Future Financing Documents to the Buyer;

          (e) a Bill of Sale;

          (f) a General Assignment;

          (g) an Assignment and Assumption Agreement; and

          (h) a license agreement duly executed by the Seller, in form and substance reasonably acceptable to the Buyer, pursuant to which, for nominal consideration, the Buyer shall be licensed to use, in connection with the operation of the applicable Facility, the then current trade names and trademarks of such Facility.

          9.5 Additional Closing Deliveries Relating to the Naples Closing.

          a. Omnibus Letter Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Naples Closing) an assignment of all of its right, title and interest (as successor-in-interest to Liberty Health Care) in the Omnibus Letter Agreement pertaining to the Naples Plans and Specifications, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Naples Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          b. Assignment of Naples Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Naples Closing) an assignment of all of its right, title and interest in the Naples Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Naples Closing) a consent by the applicable General Contractor to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.6 Additional Closing Deliveries Relating to the Carmel Closing.

          a. Estoppel Certificate. The Seller shall use best efforts to obtain and deliver to the Buyer an estoppel certificate, in form and substance reasonably satisfactory to the Buyer, from the declarant or owner's association under the Carmel Declaration certifying that there are no unpaid expenses, fees or assessments arising or accruing under the Carmel Declaration for any period through the date of the Carmel Closing.

          b. Satisfaction of Certain Assessments. The Seller shall deliver to the Buyer evidence reasonably satisfactory to the Buyer that there are no assessments relating to the repair and maintenance of W.R. Fertig Legal Drain (the non-payment of which could result in a Lien on the Carmel Real Property).

          c. Omnibus Letter Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Carmel Closing) an assignment of all of its right, title and interest (as successor-in-interest to Liberty Health Care) in the Omnibus Letter Agreement pertaining to the Carmel Plans and Specifications, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Carmel Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          d. Assignment of Carmel Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Carmel Closing) an assignment of all of its right, title and interest in the Carmel Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Carmel Closing) a consent by the applicable General Contractor to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.7 Additional Closing Deliveries Relating to the Dublin Closing.

          a. Omnibus Letter Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Dublin Closing) an assignment of all of its right, title and interest (as successor-in-interest to Liberty Health Care) in the Omnibus Letter Agreement pertaining to the Dublin Plans and Specifications, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Dublin Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          b. Assignment of Dublin Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Dublin Closing) an assignment of all of its right, title and interest in the Dublin Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Dublin Closing) a consent by the applicable General Contractor to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.8 Additional Closing Deliveries Relating to the Germantown Closing.

          a. Vacation of Germantown Utility Easement. The Seller shall deliver to the Buyer evidence reasonably acceptable to the Buyer that those certain utility improvements located on the Germantown Real Property within the boundary lines of the Germantown Utility Easement were removed and that the Germantown Utility Easement has been vacated and terminated of record.

          b. Omnibus Letter Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Germantown Closing) an assignment of all of its right, title and interest (as successor-in-interest to Liberty Health Care) in the Omnibus Letter Agreement pertaining to the Germantown Plans and Specifications, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Germantown Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          c. Assignment of Germantown Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Germantown Closing) an assignment of all of its right, title and interest in the Germantown Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Germantown Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.9 Additional Closing Deliveries Relating to the Birmingham Closing.

          a. Birmingham Declaration. The Seller shall deliver to the Buyer (a) a certificate from the Architectural Control Committee established under the Birmingham Declaration, in form and substance acceptable to the Buyer, verifying that the Birmingham Plans and Specifications and the construction of the Birmingham Facility in accordance therewith have been approved by such Architectural Control Committee and (b) an estoppel certificate from the owners' association created under the Birmingham Declaration, in form and substance acceptable to the Buyer.

          b. Omnibus Letter Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Birmingham Closing) an assignment of all of its right, title and interest (as successor-in-interest to Liberty Health Care) in the Omnibus Letter Agreement pertaining to the Birmingham Plans and Specifications, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Birmingham Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          c. Assignment of Birmingham Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Birmingham Closing) an assignment of all of its right, title and interest in the Birmingham Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Birmingham Closing) a consent by the applicable General Contractor to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.10 Additional Closing Deliveries Relating to the Overland Park Closing.

          a. Omnibus Letter Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Overland Park Closing) an assignment of all of its right, title and interest (as successor-in-interest to Liberty Health Care) in the Omnibus Letter Agreement pertaining to the Overland Park Plans and Specifications, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Overland Park Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          b. Assignment of Overland Park Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Overland Park Closing) an assignment of all of its right, title and interest in the Overland Park Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Overland Park Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.11 Additional Closing Deliveries Relating to the Hockessin Closing.

          a. Omnibus Letter Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Hockessin Closing) an assignment of all of its right, title and interest (as successor-in-interest to Liberty Health Care) in the Omnibus Letter Agreement pertaining to the Hockessin Plans and Specifications, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Hockessin Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          b. Assignment of Hockessin Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Hockessin Closing) an assignment of all of its right, title and interest in the Hockessin Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Hockessin Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.12 Additional Closing Deliveries Relating to the Blue Bell Closing.

          a. Assignment of Blue Bell Architect's Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the

Blue Bell Closing) an assignment of all of its right, title and interest in the Blue Bell Architect's Agreement, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Blue Bell Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          b. Assignment of Blue Bell Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Blue Bell Closing) an assignment of all of its right, title and interest in the Blue Bell Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Blue Bell Closing) a consent by the applicable General Contractor to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.13 Additional Closing Deliveries Relating to the Richmond Closing.

          a. Assignment of Richmond Architect's Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Richmond Closing) an assignment of all of its right, title and interest in the Richmond Architect's Agreement, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Richmond Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          b. Assignment of Richmond Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Richmond Closing) an assignment of all of its right, title and interest in the Richmond Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Richmond Closing) a consent by the applicable General Contractor to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.14 Additional Closing Deliveries Relating to the Montgomery Closing.

          a. Assignment of Montgomery Architect's Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Montgomery Closing) an assignment of all of its right, title and interest in the Montgomery Architect's Agreement, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the

Montgomery Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          b. Assignment of Montgomery Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the Montgomery Closing) an assignment of all of its right, title and interest in the Montgomery Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the Montgomery Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          9.15 Additional Closing Deliveries Relating to the West Bloomfield Hills Closing.

          a. Assignment of West Bloomfield Hills Architect's Agreement. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the West Bloomfield Hills Closing) an assignment of all of its right, title and interest in the West Bloomfield Hills Architect's Agreement, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the West Bloomfield Hills Closing) a consent by the applicable Architect to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer.

          b. Assignment of West Bloomfield Hills Construction Contract. The Seller shall deliver to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at the West Bloomfield Hills Closing) an assignment of all of its right, title and interest in the West Bloomfield Hills Construction Contract, which assignment shall be in form and substance reasonably acceptable to the Buyer. In addition, the Seller shall use best efforts to obtain (and deliver at the West Bloomfield Hills Closing) a consent by the applicable General Contractor to such assignment, which consent shall be in form and substance reasonably acceptable to the Buyer

     10. Conditions Precedent to All Closings. The following shall be conditions precedent to Buyer's obligation to consummate each Closing; provided, however, the Buyer shall have the right, but not the obligation, to waive any conditions precedent to the Buyer's obligation to consummate such Closing despite the non-performance of such conditions precedent by delivering written notice thereof to the Seller (it being understood, however, that the waiver of any particular condition precedent shall not constitute a waiver of any other condition precedent):

          10.1 Buyer's Transfer Approvals. The Buyer shall have received all necessary Buyer's Transfer Approvals, so that upon the consummation of the applicable Closing, the Buyer (a) may acquire the Seller's interest in the applicable Facility and the portion of the Property related thereto and may operate such Facility for its Primary Intended Use in accordance with all applicable Legal Requirements or (b) may acquire the equity interests in the applicable Single Purpose Entity and such Single Purpose Entity may continue to operate the applicable Facility for its Primary Intended Use in accordance with all applicable Legal Requirements.

          10.2 Representations, Warranties and Covenants. Notwithstanding anything to the contrary set forth herein, all of the covenants and agreements made by the Seller in this Agreement shall have been fully and timely performed, in all material respects, and the Buyer shall have received a Closing Certification, dated as of the applicable Closing Date, acceptable to the Buyer in all material respects.

          10.3 Physical Condition of the Facility. The Seller shall have completed the construction of the applicable Facility in accordance with this Agreement and substantially and in all material respects in accordance with the applicable Project Plans and Development Agreement relating thereto. The Seller shall have maintained such Facility in good order and repair, reasonable wear and tear excepted; provided, however, no portion of the Facility or any portion of the Property related thereto shall have been damaged by any Casualty that has not been fully repaired in accordance with the terms hereof.

          10.4 Environmental Condition. The environmental condition of the Facility (and the portion of the Property related thereto) shall be substantially the same on the Closing Date as is reflected in the applicable Environmental Report and the Facility (and the applicable portion of the Property related thereto) shall be in compliance, in all material respects, with all Applicable Environmental Laws.

          10.5 Operating Agreements. The Seller shall have terminated all of the Operating Agreements required to be terminated under Section 8.17 and shall have deliver evidence of such termination reasonably satisfactory to the Buyer. The Buyer shall have received the written consent of all parties to all applicable Assumed Operating Agreements whose consent to the assignment thereof from the Seller (or the applicable Single Purpose Entity) to the Buyer is required pursuant to the terms thereof.

          10.6 Possession. Full possession of the applicable Facility and the portion of the Property related thereto, free from all tenants and occupants other than the Tenants under Leases approved by the Buyer in accordance with the terms hereof and Residents, as tenants only, shall be delivered to the Buyer at the Closing.

          10.7 Buyer's Title Insurance Policies. The Buyer (or, if the Closing involves the acquisition of the equity interests in any

Single Purpose Entity, then such Single Purpose Entity) shall have been issued the applicable Buyer's Title Insurance Policy relating to the applicable Facility and the portion of the Property relating thereto. The Buyer shall pay all costs incurred in obtaining the Buyer's Title Insurance Policies.

          10.8 Lease Documents and Future Financing Documents. The Seller and the applicable Landlord or Future Lender shall have executed and delivered to the Buyer, the applicable Title Insurance Company and the applicable Landlord or Future Lender's title insurer, if any, all of the applicable Lease Assignment and Assumption Documents or Loan Assignment and Assumption Documents, each of which shall be in form and substance satisfactory to the Buyer in the Buyer's sole and absolute discretion. Without limiting the foregoing, the applicable Landlord or Future Lender shall have consented to the transfer of the Seller's or the applicable Single Purpose Entity's interest in the applicable portion of the Property to the Buyer, the Buyer's assumption of the applicable Lease Documents or Future Financing Documents and the CareMatrix Amendments.

          10.9 Lease Default or Future Financing Default. Without limiting any other provision set forth herein, (a) no Lease Default under any Lease Documents relating to the applicable Facility shall have occurred that remains uncured (or which has not been waived by the applicable Landlord, provided, that, the terms and conditions of such waiver are acceptable to the Buyer) as of the applicable Closing Date nor shall any event have occurred as of the applicable Closing Date which with notice and/or the passage of time could constitute a Lease Default and (b) no Future Financing Default under any Future Financing Documents relating to the applicable Facility shall have occurred that remains uncured (or which has not been waived by the applicable Future Lender, provided, that, the terms and conditions of such waiver are acceptable to the Buyer) as of the applicable Closing Date nor shall any event have occurred as of the applicable Closing Date which, with notice and/or the passage of time could constitute a Future Financing Default.

          10.10 HSR Act. All applicable waiting periods under the HSR Act shall have expired or early termination shall have been granted by both the Federal Trade Commission and the United States Department of Justice.

          10.11 Condemnation. No Condemnation or similar proceeding shall be pending or shall have been completed with respect to or affecting the applicable Facility and the portion of the Property related thereto which could prevent the Facility from being operated for its Primary Intended Use in accordance with all applicable Legal Requirements or which, in the Buyer's good faith determination, could have a material adverse effect on the operation or financial condition of the Facility.

          10.12 Non-Competition Agreement. The Buyer shall have received a Non-Competition Agreement from any Principal as of the applicable Closing Date; provided, however, that in lieu of receiving a Non-Competition Agreement from the George P. Wagner, Jr. 1996 Irrevocable Trust the Buyer shall have received a Non-Competition Agreement from the Beneficiaries (which will include a covenant that the Beneficiaries shall cause the George P. Wagner, Jr. 1996 Irrevocable Trust to comply with the provisions of such Non-Competition Agreement as if it were a party thereto).

          10.13 Dispute Regarding the Seller's Calculation of the Facility Purchase Price or the Achievement of Breakeven. In the event that the Buyer has sent a notice of objection to the Seller's calculation of any Facility Purchase Price and/or whether the applicable Facility or Facilities achieved Breakeven for three (3) consecutive months, such objection shall have been resolved in accordance with the provisions of Section 4 hereof.

          10.14 Survey Matters. The applicable as-built survey delivered to the Buyer pursuant to Section 8.12 (h) hereof or any other current as-built survey of the applicable Facility (and the applicable portion of the Property relating thereto) obtained by the Buyer shall not disclose any encroachments or other matters that were not previously approved by the Buyer. The Seller acknowledges that the Buyer has not approved of any encroachments of any improvements located on the Property over any Permitted Encumbrances.

          10.15 License of Intellectual Property. As of the applicable Closing Date involving either: (a) the acquisition of all of the equity interest in any Single Purpose Entity by the Buyer pursuant to this Agreement, or (b) the Buyer's acquisition of any Facility and the applicable portion of the Property relating thereto; then, Seller shall license either the Single Purpose Entity or the Buyer (whichever party may be appropriate depending on the particular transaction), pursuant to an agreement in form and substance reasonably acceptable to the Buyer, the right to use all (if any) Intellectual Property that is necessary for the construction, development, management and/or operation of the Facility operated by either said Single Purpose Entity or the Buyer, in accordance with the Primary Intended Use of the Facility.

     11. Additional Conditions Precedent to Specific Closings. In addition to the conditions precedent to the Buyer's obligation to consummate any Closing as set forth in Section 10 hereof, the following shall be conditions precedent to Buyer's obligation to consummate each Closing as specified below; provided, however, the Buyer shall have the right, but not the obligation, to waive any conditions precedent to the Buyer's obligation to consummate such Closing despite the non-performance of such conditions precedent by delivering written notice thereof to the Seller

(it being understood, however, that the waiver of any particular condition precedent shall not constitute a waiver of any other condition precedent):

          11.1 Conditions Precedent to the Naples Closing.

          a. Approved Site Plan. At least fifteen (15) days prior to the Naples Closing, the Seller shall have delivered to the Buyer a true and complete copy of the final site plan relating to the Naples Property approved by all required Governmental Authorities and such final approved site plan shall be acceptable to Buyer.

          b. Title Matters. The Buyer's Title Insurance Policy issued at the Naples Closing, shall in a manner reasonably acceptable to the Buyer (i) address the matters referred to in that certain letter dated July 13, 1998 from Teresa Patten to Lawrence R. Siegel and (ii) provide insurance to the Buyer (and agree to provide such insurance in the future) that no Person other than NHP (or its successors in interest) holds any interest in the fee title to the Naples Real Property.

          11.2 Conditions Precedent to the Carmel Closing.

          a. Amendment to Carmel Facility Lease. At least fifteen (15) days prior to the Carmel Closing, without limiting any other provision set forth herein, the Carmel Lease shall have been amended to correct Section 4.3 thereof to provide that Additional Rent (as defined therein) should commence on the first day of the third lease year.

          b. Lease Assignment and Assumption Documents. The Lease Assignment and Assumption Documents relating to the Carmel Facility shall amend the non-competition provision set forth in the Carmel Lease to allow the development, management and operation of one assisted living facility by CareMatrix or any of its Affiliates within a five-mile radius of the Carmel Facility.

          c. Carmel As-Built Survey. At least fifteen (15) days prior to the Carmel Closing, the Seller shall have delivered to the Buyer an as-built survey of the Carmel Property (showing all improvements and applicable Permitted Encumbrances thereon) in form and substance reasonably acceptable to the Buyer.

          11.3 Conditions Precedent to the Dublin Closing.

          a. Lease Assignment and Assumption Documents. The Lease Assignment and Assumption Documents relating to the Dublin Facility shall amend the non-competition provision set forth in the Dublin Lease to allow the development, management and operation of one assisted living facility by CareMatrix or any of its Affiliates within a five-mile radius of the Dublin Facility.

          11.4 Conditions Precedent to the Germantown Closing.

          a. Germantown Utility Easement. The Buyer's Title Insurance Policy relating to the Germantown Real Property shall not take an exception for the Germantown Utility Easement.

          b. Lease Assignment and Assumption Documents. The Lease Assignment and Assumption Documents relating to the Germantown Facility shall amend the non-competition provision set forth in the Germantown Lease to allow the development, management and operation of one assisted living facility by CareMatrix or any of its Affiliates within a five-mile radius of the Germantown Facility.

          11.5 Conditions Precedent to the Birmingham Closing.

          a. Birmingham Declaration. At least fifteen (15) days prior to the Birmingham Closing, the Seller shall have delivered to the Buyer a true and complete copy of all amendments to the Birmingham Declaration that are taken as an exception to the Birmingham Title Policy or the Buyer's Title Insurance Policy relating to the Birmingham Real Property and the terms and conditions thereof shall be reasonably acceptable to the Buyer.

          b. Buyer's Title Insurance Policy. The Buyer's Title Insurance Policy issued at the Birmingham Closing will not contain any exceptions relating to recorded plats other than any exception, similar to the exception currently set forth in the Birmingham Title Insurance Policy, that relates solely to matters shown on the plat recorded in Map Book 21, Page 92.

          c. Lease Assignment and Assumption Documents. The Lease Assignment and Assumption Documents to be delivered at the Birmingham Closing shall contain a representation from HCPI that (i) HCPI has not subdivided the Birmingham Real Property and does not intend to subdivide the Birmingham Real Property and (ii) HCPI has no further rights under the Birmingham Lease Documents to require the Seller (or any of its successors-in-interest) to purchase the Birmingham Real Property from HCPI.

          11.6 Conditions Precedent to the Overland Park Closing.

          a. Lease Assignment and Assumption Documents. The Lease Assignment and Assumption Documents to be delivered at the Overland Park Closing shall contain a representation from HCPI that (i) HCPI has not subdivided the Overland Park Real Property and does not intend to subdivide the Overland Park Real Property and (ii) HCPI has no further rights under the Overland Park Lease Documents to require the Seller (or any of its successors-in-interest) to purchase the Overland Park Real Property from HCPI.

          11.7 Conditions Precedent to the Blue Bell Closing.

          a. Buyer's Approvals of Certain Documents and Other Matters. Prior to the commencement of construction of the Blue Bell Facility, the Buyer shall have approved the Blue Bell Architect's Contract, the Blue Bell Construction Contract, the Blue Bell Plans and Specifications, the Blue Bell Subdivision Approvals (including, without limitation, the final subdivision plan pertaining to the Blue Bell Real Property), the Blue Bell Survey, the Blue Bell Purchase Documents, the Blue Bell Title Insurance Commitment (including, without limitation, all matters taken as exceptions therein), the status of the Blue Bell Property's compliance with applicable Legal Requirements (including, without limitation, zoning and other land use matters) and the Future Financing Documents relating to the Blue Bell Facility.

          b. Non-competition Provision. In the event that the Future Financing Documents relating to the Blue Bell Facility contain a non-competition provision, the applicable Lease Assignment and Assumption Documents or Loan Assignment and Assumption Documents to be delivered at the Blue Bell Closing shall amend such non-competition provision to allow the development, management and operation of one assisted living facility by CareMatrix or any of its Affiliates within a five-mile radius of the Blue Bell Facility.

          11.8 Conditions Precedent to the Richmond Closing.

          a. Buyer's Approvals of Certain Documents and Other Matters. Prior to the commencement of construction of the Richmond Facility, the Buyer shall have approved the Richmond Budget, the Richmond Construction Contract, the Richmond Plans and Specifications, the Richmond Survey, the Richmond Purchase Documents, the Richmond Title Insurance Commitment (including, without limitation, all matters taken as exceptions therein), the status of the Richmond Property's compliance with applicable Legal Requirements (including, without limitation, zoning and other land use matters) and the Future Financing Documents relating to the Richmond Facility.

          b. Non-competition Provision. In the event that the Future Financing Documents relating to the Richmond Facility contain a non-competition provision, the applicable Lease Assignment and Assumption Documents or Loan Assignment and

Assumption Documents to be delivered at the Richmond Closing shall amend such non-competition provision to allow the development, management and operation of one assisted living facility by CareMatrix or any of its Affiliates within a five-mile radius of the Richmond Facility.

          11.9 Conditions Precedent to Montgomery Closing.

          a. Buyer's Approvals of Certain Documents and Other Matters. Prior to the commencement of construction of the Montgomery Facility, the Buyer shall have approved the Montgomery Architect's Agreement, the Montgomery Budget, the Montgomery Construction Contract, the Montgomery Plans and Specifications, the Montgomery Survey, the Montgomery Purchase Documents, the Montgomery Title Insurance Commitment (including, without limitation, all matters taken as exceptions therein), the status of the Montgomery Property's compliance with applicable Legal Requirements (including, without limitation, zoning and other land use matters), the Montgomery Environmental Report and the Future Financing Documents relating to the Montgomery Facility.

          b. Zoning Matters. Without limiting any other provisions set forth herein, in the event that the construction of the Montgomery Facility in accordance with the Montgomery Plans and Specifications and/or the use and operation of the Montgomery Facility in accordance with its Primary Intended Use is not permitted as of right under the applicable zoning requirements, (i) the Seller shall obtain all necessary zoning approvals required for the construction of the Montgomery Facility in accordance with the Montgomery Plans and Specifications, the Montgomery Development Agreement and this Agreement and/or the operation of the Montgomery Facility in accordance with its Primary Intended Use and shall deliver true and correct copies of all such zoning approvals to the Buyer, (ii) as of the Montgomery Closing, (x) all of the conditions, restrictions and other limitations set forth in such zoning approvals relating to the construction and development of the Montgomery Facility, as well as all other applicable zoning requirements relating to the construction and development of the Montgomery Facility shall be fully satisfied, (y) the operation of the Montgomery Facility in accordance with its Primary Intended Use will not violate such zoning approvals or any other applicable zoning requirement and (z) all appeal periods relating to the granting of such zoning approvals shall have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the Montgomery Property and (iii) such zoning approvals shall run with the land.

          c. Non-competition Provision. In the event that the Future Financing Documents relating to the Montgomery Facility contain a non-competition provision, the applicable Lease Assignment and Assumption Documents or Loan Assignment and Assumption Documents to be delivered at the Montgomery Closing shall amend such non-competition provision to allow the development, management and operation of one assisted living facility by CareMatrix or any of its Affiliates within a five-mile radius of the Montgomery Facility.

          11.10 Conditions Precedent to West Bloomfield Hills Closing.

          a. Buyer's Approvals of Certain Documents and Other Matters. Prior to the commencement of construction of the West Bloomfield Hills Facility, the Buyer shall have approved the West Bloomfield Hills Architect's Agreement, West Bloomfield Hills Budget, the West Bloomfield Hills Construction Contract, the West Bloomfield Hills Plans and Specifications, the West Bloomfield Hills Survey, the West Bloomfield Hills Purchase Documents, the West Bloomfield Hills Title Insurance Commitment (including, without limitation, all matters taken as exceptions therein), the status of the West Bloomfield Hills Property's compliance with applicable Legal Requirements (including, without limitation, zoning and other land use matters), the West Bloomfield Hills Environmental Report and the Future Financing Documents relating to the West Bloomfield Hills Facility.

          b. Zoning Matters. Without limiting any other provisions set forth herein, in the event that the construction of the West Bloomfield Hills Facility in accordance with the West Bloomfield Hills Plans and Specifications and/or the use and operation of the West Bloomfield Hills Facility in accordance with its Primary Intended Use is not permitted as of right under the applicable zoning requirements, (i) the Seller shall obtain all necessary zoning approvals required for the construction of the West Bloomfield Hills Facility in accordance with the West Bloomfield Hills Plans and Specifications, the West Bloomfield Hills Development Agreement and this Agreement and/or the operation of the West Bloomfield Hills Facility in accordance with its Primary Intended Use and shall deliver true and correct copies of all such zoning approvals to the Buyer, (ii) as of the West Bloomfield Hills Closing, (x) all of the conditions, restrictions and other limitations set forth in such zoning approvals relating to the construction and development of the West Bloomfield Hills Facility, as well as all other applicable zoning requirements relating to the construction and development of the West Bloomfield Hills Facility shall be fully satisfied, (y) the operation of the West Bloomfield Hills Facility in accordance with its Primary Intended Use will not violate such zoning approvals or any other applicable zoning requirement and (z) all appeal periods relating to the granting of such zoning approvals shall have expired with no appeals having been filed or all appeals having been conclusively decided in favor of the owner of the West Bloomfield Hills Property and (iii) such zoning approvals shall run with the land.

          c. Non-competition Provision. In the event that the Future Financing Documents relating to the West Bloomfield Hills Facility contain a non-competition provision, the applicable Lease Assignment and Assumption Documents or Loan Assignment and Assumption Documents to be delivered at the West Bloomfield Hills Closing shall amend such non-competition provision to allow the development, management and operation of one assisted living facility by CareMatrix or any of its Affiliates within a five-mile radius of the West Bloomfield Hills Facility.

     12. Extensions. If the Seller shall be unable to give title to or to make the assignment or other transfer of the Seller's interest in any Facility (and the applicable portion of the Property relating thereto), or, if applicable, the equity interests in the Single Purpose Entity that leases (or owns) such Facility, or to deliver possession of such Facility (and the applicable portion of the Property relating thereto), all as herein stipulated, or if at the time of applicable Closing, the condition of such Facility (and the applicable portion of the Property relating thereto) or any applicable Single Purpose Entity does not conform with the provisions hereof, or if all of the applicable Closing Conditions precedent to the Buyer's obligation to consummate such Closing shall not have been satisfied by the applicable Closing Date, the Buyer shall so notify the Seller on or prior to the date originally set forth in the applicable Election Notice as such Closing Date; whereupon, in order to allow the Seller to so perform or for such Closing Conditions to be satisfied, such Closing Date shall be extended for a period not to exceed one hundred eighty
(180) days, but, in no event beyond the Termination Date (unless, in the event of a Casualty or Condemnation, the Buyer elects to extend such Closing Date beyond the Termination Date in order to allow the Seller sufficient time to comply with the provisions of Section 8.22 and 8.23 hereof). During such extended period of time, the Seller shall use diligent efforts to remove any defects in title, or to make the applicable Facility (and the applicable portion of the Property relating thereto) conform with the provisions hereof, or to cause such Closing Conditions to be satisfied. In the event that, as of such original Closing Date, the Buyer has been unable to obtain the applicable Buyer's Transfer Approvals, then, during such extended period of time, the Buyer shall use diligent efforts to obtain the applicable Buyer's Transfer Approvals.

         The Buyer shall have the election at either the original or extended time for performance, to accept such title to the applicable Facility (and the applicable portion of the Property relating thereto) or, if applicable, the Single Purpose Entity that leases (or owns) such Facility, as the Seller can deliver (in its then condition) and to pay therefor the applicable Facility Purchase Price without deduction, in which case, the Seller shall convey such title, except that (a) if the Facility (or any portion of the Property relating thereto) shall be damaged by any insured Casualty, then subject to the terms and conditions under any applicable Lease Documents or Future Financing Documents assumed by the Buyer at the applicable Closing, the Seller shall pay over or assign to the Buyer, at the applicable Closing, all amounts recovered or recoverable by the Seller on account of such insurance and (b) if any part of the Property relating to the applicable Facility has been taken or condemned by any action of a Governmental Authority or quasi-governmental authority or damaged by action of any Governmental Authority, then subject to the terms and conditions under any applicable Lease Documents or Future Financing Documents assumed by the Buyer at the applicable Closing, the Seller shall pay over or assign to the Buyer, at such Closing, all damage awards recovered or recoverable by the Seller for such condemnation or damage.

     If on the Closing Date, as it may be extended hereunder, the Seller, having used such efforts, is unable to cure said defects or make the Facility (or any portion of the Property relating thereto) or any Single Purpose Entity conform to the requirements hereof or if all of the applicable Closing Conditions precedent to the Buyer's obligations hereunder are not satisfied, then, the Buyer shall have the right to terminate its prior exercise of the Buyer's Call Right (or, if applicable, the Seller's prior exercise of its Put Right) relating to the applicable Facility; in which event, if, without taking into account the Facility which was to be the subject of the Closing that was not consummated,
(x) two (2) or more Facilities remain the subject of this Agreement, the Additional Option Payment shall be refunded to the Buyer, (y) one Facility remains the subject of this Agreement, the Additional Option Payment plus one-half (1/2) of the Initial Option Payment shall be refunded to the Buyer and
(z) there is no Facility which remains the subject of this Agreement, the remaining portion of the Total Option Payment that has not previously been applied to any Facility Purchase Price paid hereunder shall be refunded to the Buyer. Upon, the refund of the applicable portion of the Total Option Payment to the Buyer in accordance with the foregoing clauses (x), (y) or (z), the Buyer's rights and the Seller's obligations with respect to such Facility (and the applicable portion of the Property relating thereto) and any Single Purpose Entity that leases (or owns) such Facility shall terminate and neither party hereto shall have any further rights or remedies hereunder with respect thereto, except as otherwise specifically provided herein to survive the termination of this Agreement.

     13. Indemnification. Subject to the provisions of Section 18 hereof, the liability of any party for a breach of any representation, warranty or covenant in this Agreement will be as set forth in this Section 13. The representations, warranties and covenants set forth in this Agreement shall survive each Closing for a period of twelve (12) months whether or not either party relied on such representations, warranties and covenants or had knowledge, acquired either before the date hereof, from its own investigation or otherwise of any fact at variance with or any breach of any such representation, warranty or covenant. The Buyer and the Seller each hereby agree to indemnify the other and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses which are not covered by insurance (collectively, "Losses"), including without limitation, reasonable attorneys' fees and expenses, resulting from (a) any misrepresentation or breach of warranty or breach of covenant made by such indemnifying party in this Agreement or in any document, certificate or agreement given or delivered to the other pursuant to or in connection with this Agreement or (b) the enforcement of this indemnification agreement. The indemnification provisions in this Section shall survive each Closing contemplated hereunder or the earlier termination of this Agreement.

     Promptly after receipt by an indemnified party under this Section 13 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 13, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 13. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     Notwithstanding anything to the contrary set forth herein, the liability of the Seller pursuant to the provisions of this Section 13 shall be subject to the following limitations:

          (a) the Seller shall not have any liability under this Section 13 unless the aggregate amount of all Losses relating thereto for which the Seller would, but for this proviso, be liable exceeds on a cumulative basis ONE HUNDRED THOUSAND DOLLARS ($100,000) and, then, subject to clause (b) below, the Seller shall have liability for the full amount of all Losses (including, without limitation, all Losses below, either individually or on a cumulative basis, $100,000);

          (b) the maximum liability of the Seller for all Losses arising subsequent to the consummation of any Closing hereunder, as a result of any breach of representations, warranties or covenants pertaining to any Facility (and the applicable portion of the Property relating thereto), other than all Losses arising as a result of any Environmental Claim, shall be the applicable Facility Purchase Price paid by the Buyer for such Facility (or, if applicable, the equity interests of the Single Purpose Entity Operating such Facility), as the same may have been adjusted in accordance with the terms hereof, plus any amounts paid by the Buyer pursuant to Section 8.12; and

          (c) subject to the provisions of the following paragraph, the Seller shall not have any liability under this Section 13 or otherwise for any Loss that relates to a design defect or construction defect pertaining to any Facility, unless, (i) the Seller had knowledge of such design defect or construction defect prior to the applicable Closing Date or (ii) should have discovered (or otherwise acquired knowledge of) such design defect or construction defect prior to the applicable Closing Date during the ordinary course of operating and maintaining such Facility (any such design defect described in clause (i) or (ii) shall be referred to herein as a "Design Defect for Which the Seller has Responsibility").

     Without limiting the provisions of Sections 9.5 through 9.15 hereof, in the event that at any Closing, the Seller has not delivered to the Buyer (or any applicable Single Purpose Entity acquired by the Buyer) any of the consents to any assignment of any Architect's Agreement or Construction Contract referred to in Sections 9.5 through 9.15, it shall not be a default hereunder; provided, that, in such event, the Seller shall, at its cost and expense, fully cooperate with the Buyer (and any Single Purpose Entities acquired by the Buyer) in the pursuit of any claims asserted by the Buyer (or such Single Purpose Entity) against any Architect and/or any General Contractor on account of any damage or loss suffered by the Buyer relating to or arising as a result of any design defect or construction defect pertaining to the applicable Facility which would not constitute a Design Defect for Which the Seller has Responsibility. Such cooperation shall include, without limitation, (x) providing all information, documents and materials as the Buyer may reasonably request, (y) joining in any action brought by the Buyer and (z) bringing a separate action against any General Contractor or Architect, but, only to the extent that joining in any such action or bringing any such separate action is required in order to defeat any defense asserted by the applicable Architect and/or General Contractor that it is not liable for any such loss or damage suffered by the Buyer (or any Single Purpose Entity acquired by the Buyer) because the Buyer (or such Single Purpose Entity) was not a party to the applicable Architect's Agreement or Construction Contract. In connection with any such action brought by the Buyer that the Seller joins or any such separate action that may be brought by the Seller, the Seller shall be represented by counsel selected by the Buyer and the Buyer shall be responsible for the direct supervision of any such litigation and, notwithstanding anything to the contrary set forth herein, the Buyer shall pay all of the court costs and legal fees incurred by the Seller in connection therewith. All amounts, if any, collected by the Seller as a result of the pursuit of such claims shall be paid to the Buyer.

     It is acknowledged and agreed that the Seller's indemnification of the Buyer shall run to the benefit of any Single Purpose Entity acquired by the Buyer.

     The provisions of this Section 13 shall survive each Closing.

     14. Adjustments and Prorations to be Made at Each Closing. Adjustments and Prorations to be Made at Each Closing.

          a. Standard Adjustments. All taxes (including, without limitation, real estate taxes and taxes on the Tangible Personal Property) collected Rents, charges for utilities (including, without limitation, water, electric, sewer, gas and fuel oil) and amounts due under the Assumed Operating Agreements, any applicable Lease Documents and any applicable Future Financing Documents shall be prorated at each Closing. If the amount of said taxes, charges, assessments, or Rents is not known on the applicable Closing Date, they shall be apportioned on the basis of the amounts for the preceding year, with a reapportionment as soon as the new amounts can be ascertained. If such taxes, charges and/or assessments shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be apportioned between the parties, provided, that neither party shall be obligated to institute or prosecute proceedings for an abatement. All special taxes or assessments assessed prior to the applicable Closing Date shall be paid by the Seller and those assessed after such Closing Date shall be paid by the Buyer.

          b. Utility Readings. Final readings on all utilities shall be made as of the applicable Closing Date, if possible. If final readings are not possible, utility charges shall be prorated based on the most recent period for which costs are available. Any deposits made by the Seller or made by any Single Purpose Entity with utility companies shall be returned to the Seller. The Buyer shall be responsible for making all arrangements for the continuation of utility services. c. Inventory. On the applicable Closing Date, the Seller shall deliver to the Buyer all inventories of supplies owned by the Seller or any of its Affiliates (including any Single Purpose Entity), if any, which are on hand at the Facility, at no additional cost to the Buyer.

          d. Proration of Rent. All Rent received prior to the Closing Date for the month in which the Closing Date occurs (the "Closing Month") shall be prorated at Closing. Rents received on or after the Closing Date for the Closing Month shall be promptly adjusted between the Buyer and the Seller such that the recipient of such Rents shall within ten (10) days after the funds have cleared pay to the other party the other party's share of such Rents for the Closing Month prorated as of the Closing Date as and when collected. If past due Rents are owing by Residents or other Tenants for months prior to the Closing Month, the Buyer shall not be responsible for collecting such Rents. Rents collected by the Buyer after the Closing Date first shall be applied to the Closing Month, then to Rents due after Closing, and then to the months prior to Closing. The Seller shall have no right to pursue collection of such past due Rents. Prepaid Rents and security deposits shall be credited to the Buyer and the Buyer shall assume all obligations with respect to those deposits so credited.

          e. Proration under Lease Documents and Future Financing Documents. Any principal and/or interest payments or rent payments due under any Lease Documents or Future Financing Documents for the Closing Month shall be prorated as of the Closing Date. With respect to any amounts currently held in any Escrow Accounts to be assigned to the Buyer, there shall be adjustments to the applicable Facility Purchase Price in favor of the Seller (i) equal to the amount held in any Escrow Account that will be applied towards the payment of insurance policy premiums for any insurance to be obtained by or on behalf of the Buyer relating to the Property for any period from and after the Closing Date and (ii) equal to the difference (if positive) between the amount held in any Escrow Account that is to be applied toward the payment of real estate taxes and assessments assessed against the applicable Facility and the portion of the Property relating thereto for the applicable tax year in which the applicable Closing occurs minus the amount of the real estate taxes and assessments for the period from the first day of such tax year through the Closing Date (apportioned on the basis of the amount of the real estate taxes for the preceding year).

     In the event that the Buyer assumes any loan obligations under any Future Financing Documents, an adjustment to the applicable Facility Purchase Price, equal to the then outstanding principal amount of the obligations (plus, any accrued interest or other amounts not otherwise adjusted for) assumed by the Buyer, shall be made in favor of the Buyer.

          f. EBITDA Adjustment Regarding Equipment Leases. In the event that in connection with any Closing, the Seller (i) is obligated pursuant to the terms hereof to terminate any Operating Agreement that is an equipment lease or vehicle lease because such Operating Agreement does not constitute an Assumed Operating Agreement that is assigned to the Buyer in accordance with the terms hereof or (ii) elects to terminate any equipment lease or vehicle lease, then,
(x) the EBITDA calculation used to determine the applicable Facility Purchase Price shall be adjusted accordingly to delete the rental or lease payments made under such equipment lease or vehicle lease and the Facility Purchase Price payable hereunder shall be adjusted accordingly and (y) the equipment or vehicle that was the subject of such equipment lease or vehicle lease shall be conveyed to the Buyer (or, if applicable, the Single Purpose Entity acquired by the Buyer at such Closing) as part of the Property to be acquired by the Buyer at such Closing.

          g. Post-Closing Settlements. All other items which are not subject to an exact determination shall be estimated by the parties. When any item so estimated is, after the applicable Closing, capable of exact determination, the party in possession of the facts necessary to make the determination shall send the other party a detailed report on the exact determination so made and the parties shall adjust the prior estimate within ten (10) days after both parties have received said reports. All such claims shall be made within one year of the applicable Closing.

          i. Survival. The provisions of this Section 14 shall survive consummation of each Closing.

     15. Costs. The Seller shall pay the full amount of recording costs and documentary, stamp or other taxes required in connection with any assignments of the Seller's interest under the Naples Lease Documents. The Buyer shall pay the full amount of all recording costs and documentary, stamp or other taxes required in connection with any assignments of the Seller's interest under the Future Financing Documents relating to the Richmond Property. The Buyer and the Seller shall split equally the amount of all recording costs and documentary, stamp or other taxes required in connection with any assignments of the Seller's interest under any of the other Lease Documents or Future Financing Documents.

     Except as may be otherwise expressly provided herein, each party shall pay all costs incurred by it in connection with the preparation, negotiation and performance of this Agreement; provided. however, that, in the event of any litigation between the parties arising under this Agreement, the prevailing party shall be reimbursed all reasonable costs incurred in connection with such litigation (including, without limitation, attorneys' fees and expenses) by the non-prevailing party.

     16. Brokerage Warranty. The Seller and the Buyer represent and warrant to each other that neither has dealt with any real estate agent or broker, and was not called to the attention of the other as a result of any services or facilities of any such real estate agent or broker. The Seller and the Buyer hereby agree to indemnify, exonerate and hold the other harmless from and against any claim, loss, damage, cost or liability for any brokerage commission or fee which may be asserted against the other as a result of the other's breach of this warranty. The provisions in this Section shall survive the consummation of each Closing contemplated hereunder or any earlier termination of this Agreement.

     17. Recording. At its election and expense, the Buyer may record a short form notice or memorandum pertaining to this Agreement in the applicable offices of land records where the Property is located. Promptly upon the request of the Buyer, the Seller shall execute any such short form notice or memorandum.

     18. Remedies. The rights and remedies of the Buyer hereunder may be enforced at law or in equity. The agreements, covenants and obligations of the Seller under this Agreement shall be deemed of the essence and every breach thereof material to the Buyer and special, unique and extraordinary so that any breach thereof shall be deemed to cause the Buyer irreparable injury justifying a decree of specific performance by a court of competent jurisdiction and not properly compensable solely by money damages in an action at law. Therefore, in the event that the Buyer shall institute any action to enforce the provisions of this Agreement, the Seller hereby acknowledges that the Buyer does not have an adequate remedy at law and that injuncture or other equitable relief will not constitute any hardship on the Seller. If the Buyer shall fail to consummate the Closing relating to any Facility, notwithstanding the satisfaction of all Closing Conditions relating thereto (a "Buyer Default")

(a) the sole remedy, at law or in equity, of the Seller as a consequence of any such Buyer Default shall be to be paid by the Buyer an amount equal to the Liquidated Damages Amount in effect as of date that such Closing was to occur, which sum the parties fix and settle as liquidated damages for such Buyer Default, and the Seller shall have no right or be entitled to bring an action for specific performance or for any other damages whatsoever and (b) as a consequence of any such Buyer Default, all Put Rights and Call Rights relating to any portion of the Property that has not been the subject of a Closing previously consummated hereunder shall be extinguished and of no further force or effect as of the date of such Buyer Default and neither party hereto shall have any further obligations hereunder with respect to that portion of the Property. It is acknowledged and agreed that any portion of the Total Option Payment paid by the Buyer to the Seller that was not applied as a credit toward the payment of any Facility Purchase Price paid by the Buyer to the Seller in connection with a Closing consummated hereunder prior to any such Buyer Default shall be applied toward any payment of the Liquidated Damages Amount due hereunder.

     19. Waiver. Neither party shall by any act, delay, omission or otherwise (including, without limitation, the exercise of any right or remedy hereunder) be deemed to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the party sought to be charged, and then, only to the extent specifically set forth therein. No waiver at any time of any of the terms, conditions, covenants or warranties of this Agreement shall be construed as a waiver of any other term, condition, covenant or warranty of this Agreement, nor shall such a waiver in any one instance or circumstance be construed as a waiver of the same term, condition, covenant or warranty in any subsequent instance or circumstance. No such failure, delay or waiver shall be construed as creating a requirement that a party must thereafter, as a result of such failure, delay or waiver, give notice to the other party that such party does not intend to give a further waiver or to refrain from insisting upon the strict performance of the terms, conditions, covenants and warranties set forth in this Agreement before such party can exercise any of its rights or remedies under this Agreement or as establishing a course of dealing for interpreting the conduct of and agreements between the parties.

     The acceptance by either party of any payment that is less than payment in full of all amounts due under this Agreement at the time of the making of such payment shall not: (a) constitute a waiver of the right to exercise any of such party's remedies at that time or at any subsequent time; (b) constitute an accord and satisfaction or (c) nullify any prior exercise of any remedy, without the express written consent of such party.

     20. Time. It is agreed that time is of the essence of this Agreement.

     21. Governing Law and Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida; provided, however, that the provisions of Section 8.5 and

Section 8.6, as well as the provisions of any Non-competition Agreement, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     To the maximum extent permitted by applicable law, the parties hereto, for the purposes of enforcing Section 8.5 and Section 8.6 of this Agreement, Wagner and the General Partner each hereby irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of, or with respect to the provisions of Section 8.5 or 8.6 of this Agreement and expressly irrevocably waive any and all objections they may have as to venue or inconvenient forum in any of such courts. Notwithstanding the foregoing, at the option of the Buyer, the Buyer may elect to bring any suit, action or other proceeding arising out of, or with respect to Section 8.5 or 8.6 of this Agreement in any court of the State of Florida or any United States District Court located in the State of Florida.

     To the maximum extent permitted by applicable law, the parties hereto, for the purposes of enforcing all provisions of this Agreement other than Section
8.5 and Section 8.6 and the first two paragraphs of Section 21 of this Agreement, each irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of the State of Florida or any United States District Court located in Florida, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or proceeding arising out of, or with respect to this Agreement (excluding, however, enforcement of the provisions of Section 8.5, Section 8.6, the first two paragraphs of this Section 21 and any Non-Competition Agreement) and expressly irrevocably waive any and all objections they may have as to venue or inconvenient forum in any of such courts.

     22. Notices. Any notice, request, demand, statement or consent required or permitted to be given hereunder shall be in writing and sent by a nationally recognized overnight delivery service (such as Federal Express), in which case notice shall be deemed given on the day after the date sent, or by personal delivery, in which case notice shall be deemed given on the date received, or by facsimile, in which case notice shall be deemed given on the date when such facsimile was confirmed as received, to the appropriate address and facsimile number indicated below or at such other place or places, or facsimile number or numbers, as either the Buyer or the Seller may, from time to time, respectively, designate in a written notice given to the other parties hereto in the manner described above.

     To Seller:      National Assisted Living Limited Partnership
                     2150 Goodlette Road, Suite 800
                     Naples, FL  34102
                     Attention: George P. Wagner, Jr.
                     Facsimile Number: (941) 435-9895

     With a copy to: Clark & Stant, P.C.
                     900 One Columbus Center
                     Virginia Beach, VA  23462
                     Attention: Lawrence R. Siegel, Esq.
                     Facsimile Number:(757) 557-0248

     To Buyer:       CareMatrix of Massachusetts, Inc.
                     197 First Avenue
                     Needham Heights, Massachusetts 02494
                     Attention: President
                     Facsimile Number: (781) 433-1073

     With copies to: CareMatrix of Massachusetts, Inc.
                     197 First Avenue
                     Needham Heights, Massachusetts 02494
                     Attention:  General Counsel
                     Facsimile Number: (781) 433-1073

                     and

                     Nutter, McClennen & Fish, LLP
                     One International Place
                     Boston, Massachusetts 02110
                     Attention: Marianne Ajemian, Esq.
                     Facsimile Number: (617) 973-9748

     23. Entire Agreement. This Agreement sets forth the entire agreement between the parties and may not be canceled, modified, or amended except by a written instrument executed by the Seller and the Buyer. This Agreement supersedes any prior agreements or memoranda between the parties hereto relating to the Property. The preparation of this Agreement has been the joint effort of the parties and the resulting document shall not be construed more severely against one of the parties than the other.

     24. Access. From and after the date hereof, upon prior written notice to the Seller the Buyer shall have access to the Property for the purpose of showing the Property to third parties, performing, or causing to be performed, such surveying, structural, mechanical, engineering, environmental, geotechnical and other tests and investigations as the Buyer deems necessary or desirable; provided, that, in the exercise of its right of entry hereunder, the Buyer shall not unreasonably interfere with the construction of any Development Project or the operation of any Facility. The Buyer hereby releases and forever discharges the Seller and its successors and assigns of and from all debts, demands, actions, causes of action, suits, proceedings, judgments, damages, claims and liabilities whatsoever of every kind and nature, which the Buyer may have by reason of its entry upon the Property prior to the Closing Date for the purpose of performing such tests and investigations (the "Work"); provided, however, that, nothing contained herein shall relieve the Seller from responsibility from its own negligence or willful misconduct or the negligence or willful misconduct of the Seller, its agents, servants, employees or contractors; and the Buyer indemnifies and holds the Seller harmless from and against claims and expenses in connection with the Work resulting from the negligence or willful misconduct of the Buyer, its agents, servants, employees or contractors. Without limiting the foregoing, none of the foregoing indemnities shall include an indemnification of the Seller for remediation of Hazardous Substances on, under or affecting any portion of the Property.

     The Buyer's right to access the Property may be exercised at any time, and from time to time, as long as this Agreement is in force and effect.

     25. Publicity. All press releases, filings and other publicity concerning the transactions contemplated hereby will be subject to review and approval by both the Seller and the Buyer, such approval not to be unreasonably withheld or delayed. Such approval shall not be required if the Person issuing such publicity reasonably believes it to be necessary for compliance with applicable law, but such Person shall provide the other party with reasonable notice and an opportunity to review the same before any such release. Both the Seller and the Buyer hereby covenant and agree to keep the terms and conditions of this Agreement confidential.

     26. General Provisions. References in this Agreement to "herein", "hereof" and "hereunder" shall be deemed to refer to this Agreement and shall not be limited to the particular text or Section in which such words appear. The use in this Agreement of any gender shall include all genders and the singular number shall include the plural and vice versa as the context may require. References in this Agreement to the Property shall be deemed to include references to all of the Property and references to any portion thereof.

     As used in this Agreement, the term "including", when following any general statement, will not be construed to limit such statement to the specific items or matters as provided immediately following the term "including" (whether or not non-limiting language such as "without limitation" or "but not limited to" or words of similar import are also used), but rather will be deemed to refer to all items or matters that could reasonably fall within the broader scope of the general statement. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

     27. WAIVER BY JURY TRIAL. BUYER AND SELLER EACH HEREBY MUTUALLY, KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE BETWEEN THEM WHETHER NOW EXISTING OR HEREAFTER ARISING IN THE FUTURE INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS,

DEFENSES, COUNTERCLAIMS, CROSS CLAIMS, THIRD PARTY CLAIMS AND INTERVENORS' CLAIMS WHETHER ARISING FROM OR RELATED TO THE SALE, NEGOTIATION, EXECUTION OR PERFORMANCE OF THE TRANSACTIONS TO WHICH THIS AGREEMENT RELATES.

     28. Captions and Headings. The captions and headings set forth in this Agreement are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Agreement.

     29. Counterparts. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.

     30. No Joint Venture or Partnership. Neither anything contained in this Agreement, nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Seller or any of the Single Purpose Entities and the Buyer. Neither the Seller, nor any of the Seller's Affiliates (including, without limitation, the Single Purpose Entities) is the agent or representative of the Buyer, and nothing contained herein shall be construed to make the Buyer liable to any Person for goods delivered or services performed with respect to the Property or for debts or claims accruing against the Seller or any of its Affiliates.

     31. Amendments, Waivers and Modifications. None of the terms, covenants, conditions, warranties or representations contained in this Agreement may be renewed, replaced, amended, modified, extended, substituted, revised, waived, consolidated or terminated, except by an agreement, in writing, signed by (a) all parties to this Agreement with regard to any such renewal, replacement, amendment, modification, extension, substitution, revision, consolidation or termination or (b) the Person against whom enforcement is sought with regard to any waiver. The provisions of this Agreement shall extend and be applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of the Lease Documents, the Future Financing Documents, the Transfer Documents, the Blue Bell Purchase Documents, the Richmond Purchase Documents, the Leases, the Permits and/or the Contracts; and all references herein to any of the Lease Documents, the Future Financing Documents, the Leases, the Permits and the Contracts shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof.

     Notwithstanding the foregoing, any reference contained herein, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revision, consolidation or modification of any of the Lease Documents, any of the Future Financing Documents, any of the Transfer Documents, any of the Blue Bell Purchase Documents, any of the Richmond Purchase Documents, any Lease, any Permit or any Contract is not intended to constitute an agreement or consent by the Lender to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification of any of the foregoing; but, rather as a reference only to those instances where the Buyer may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification, as the same may be required pursuant to the terms, covenants and conditions of this Agreement.

     32. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the Buyer and the Seller and their respective successors and assigns. Notwithstanding the foregoing, neither the Buyer nor the Seller shall assign any of its rights or obligations hereunder without the prior consent of the other, in each instance, which consent may be withheld in such other party's sole and absolute discretion; provided, however, that, prior to the Closing relating to any Facility, the Buyer may elect any other wholly-owned Subsidiary of CareMatrix as the Buyer's nominee (each, a "Nominee") to take title to the Seller's interest in the Facility (and the applicable portion of the Property relating thereto) or the Seller's equity interest in the applicable Single Purpose Entity that operates such Facility.

     33. No Third Party Beneficiaries. This Agreement is solely for the benefit of the Buyer and its successors and assigns, and, except as otherwise expressly set forth in Section 8.5 hereof, nothing contained therein shall confer upon anyone other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations contained therein.

     34. Further Assurances. From time to time before or after any Closing, at no additional consideration, the parties hereto each agree that they will promptly execute and deliver (or cause the execution and delivery by their respective Subsidiaries and Affiliates of) all additional documents and perform (or cause the performance of) any other acts that may be reasonably requested in order to effectuate the intent of this Agreement and to consummate the transactions contemplated hereby.

     35. Cooperation. The parties hereto shall cooperate with each other and use their best efforts to (a) promptly prepare and file all necessary documentation to effect all required applications, notices, petitions and filings required in accordance with the terms hereof and (b) obtain consents required hereunder. The Buyer and the Seller shall have the right to review in advance, and to the extent practicable each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to the Buyer or the Seller, or written materials submitted to, any third party or any Governmental Authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.

     36. No Solicitation. From the date of this Agreement until its termination, the Seller shall not, directly or indirectly, through any of its officers, directors, employees, representatives or agents, encourage, solicit or initiate discussions or negotiations with, or knowingly provide any information to, any Person (other than the Buyer and its agents and representatives) concerning the sale of any Facility or any other portion of the Property or the sale of any ownership interest in any Single Purpose Entity; provided, however, that in the event that any Closing involving any Facility is not consummated in accordance with the terms hereof on or before the Outside Closing Date, the Seller may enter into any such discussions or negotiations with respect to such Facility (and/or any Single Purpose Entity that owns or leases such Facility).

     37. Exhibits and Schedules. All Exhibits and Schedules referred to in this Agreement shall be incorporated into this Agreement by such reference and shall be deemed a part of this Agreement as if fully set forth in the this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed, as a sealed instrument, the day and year first above written.


                                   SELLER:
                                   -------


                                   NATIONAL ASSISTED LIVING LIMITED
                                   PARTNERSHIP, a Florida limited partnership

                                   By:   NATIONAL ASSISTED LIVING, INC., a
                                   Florida corporation, its sole general partner


                                         By:____________________________________
                                            Name:
                                            Title:



                                   BUYER:
                                   ------


                                   CAREMATRIX OF MASSACHUSETTS, INC., a
                                   Delaware corporation


                                   By:__________________________________________
                                      Name:
                                      Title:

The undersigned hereby executes this Agreement solely for the purpose of agreeing to the provisions set forth in Section 8.5, Section 8.6 and Section 21 of this Agreement



------------------------
George P. Wagner, Jr.


NATIONAL ASSISTED LIVING, INC.,
a Florida corporation


By:___________________________
   Name:
   Title:



453541_9.WP6

                                   EXHIBIT A-1

                            BIRMINGHAM REAL PROPERTY

                                   EXHIBIT A-2

                             BLUE BELL REAL PROPERTY

                                   EXHIBIT A-3

                              CARMEL REAL PROPERTY

                                   EXHIBIT A-4

                              DUBLIN REAL PROPERTY

                                   EXHIBIT A-5

                            GERMANTOWN REAL PROPERTY

                                   EXHIBIT A-6

                             HOCKESSIN REAL PROPERTY

                                   EXHIBIT A-7

                              NAPLES REAL PROPERTY


                                 NOT APPLICABLE

                                   EXHIBIT A-8

                           OVERLAND PARK REAL PROPERTY

                                   EXHIBIT A-9

                             RICHMOND REAL PROPERTY

                                  EXHIBIT A-10

                            MONTGOMERY REAL PROPERTY

                           [NOT YET APPROVED BY BUYER]

                                  EXHIBIT A-11

                       WEST BLOOMFIELD HILLS REAL PROPERTY

                                   EXHIBIT B-1

                                BIRMINGHAM BUDGET

                                   EXHIBIT B-2

                                BLUE BELL BUDGET

                                   EXHIBIT B-3

                                  CARMEL BUDGET

                                 NOT APPLICABLE

                                   EXHIBIT B-4

                                  DUBLIN BUDGET

                                   EXHIBIT B-5

                                GERMANTOWN BUDGET

                                   EXHIBIT B-6

                                HOCKESSIN BUDGET

                                   EXHIBIT B-7

                                  NAPLES BUDGET

                                   EXHIBIT B-8

                              OVERLAND PARK BUDGET

                                   EXHIBIT B-9

                                 RICHMOND BUDGET


                         [NOT YET APPROVED BY THE BUYER]

                                  EXHIBIT B-10

                                MONTGOMERY BUDGET


                         [NOT YET APPROVED BY THE BUYER]

                                  EXHIBIT B-11

                          WEST BLOOMFIELD HILLS BUDGET


                         [NOT YET APPROVED BY THE BUYER]

                                   EXHIBIT C-1

                       BIRMINGHAM PLANS AND SPECIFICATIONS

                                   EXHIBIT C-2

                       BLUE BELL PLANS AND SPECIFICATIONS


                         [NOT YET APPROVED BY THE BUYER]

                                   EXHIBIT C-3

                         CARMEL PLANS AND SPECIFICATIONS

                                   EXHIBIT C-4

                         DUBLIN PLANS AND SPECIFICATIONS

                                   EXHIBIT C-5

                       GERMANTOWN PLANS AND SPECIFICATIONS

                                   EXHIBIT C-6

                       HOCKESSIN PLANS AND SPECIFICATIONS

                                   EXHIBIT C-7

                         NAPLES PLANS AND SPECIFICATIONS

                                   EXHIBIT C-8

                     OVERLAND PARK PLANS AND SPECIFICATIONS

                                   EXHIBIT C-9

                        RICHMOND PLANS AND SPECIFICATIONS


                         [NOT YET APPROVED BY THE BUYER]

                                  EXHIBIT C-10

                       MONTGOMERY PLANS AND SPECIFICATIONS


                         [NOT YET APPROVED BY THE BUYER]

                                  EXHIBIT C-11

                 WEST BLOOMFIELD HILLS PLANS AND SPECIFICATIONS


                         [NOT YET APPROVED BY THE BUYER]

                                    EXHIBIT D

                            EXISTING LEASE DOCUMENTS


A.   NAPLES PROPERTY

     1.   Naples Lease.

     2.   Naples Development Agreement.

     3. Guaranty of Obligations by the Guarantor in favor of NHP dated July 30, 1996.

     4. Letter of Credit Agreement dated as of July 30, 1996 by and between NHP, as Beneficiary and the Seller, as amended by First Amendment to Lease and Security Agreement and Related Documents (Naples, Florida) dated as of January 21, 1998 by and among NHP, the Seller and the Guarantor.

     5.   Naples Letter of Credit.

     6. Guaranty of Lease, Letter of Credit Agreement and Development Agreement dated as of July 30, 1996 by the Guarantor in favor of NHP.

     7. Assignment of Project Agreements and Project Plans and Specifications dated as of July 30, 1996 by the Seller, as Assignor, to NHP as Assignee.

     8. Assignment of Permits, Licenses, Franchises and Authorizations dated July 30, 1996 by the Seller, as Assigner, and NHP, as Assignee.

     9. Memorandum of Lease dated July 30, 1996 by NHP, as Landlord, and the Seller, as Tenant, recorded in official records of Collier County at Official Records 2213, Page 1266.

B.   CARMEL PROPERTY

     1.   Carmel Lease.

     2.   Carmel Development Agreement.

     3. Guaranty of Obligations by the Guarantor in favor of NHP dated January 21, 1997.

     4. Letter of Credit Agreement dated as of January 21, 1997 by and between NHP, as Beneficiary, and the Seller, as amended by First Amendment to Lease and Security Agreement and Related Documents (Carmel, Indiana) dated as of January 21, 1998 by and among NHP, the Seller and the Guarantor.

     5.   Carmel Letter of Credit.

     6. Guaranty of Lease, Letter of Credit Agreement and Development Agreement dated as of January 21, 1997 by the Guarantor in favor of NHP.

     7. Assignment of Project Agreements and Project Plans and Specifications dated as of May 29, 1997 by Seller, as Assignor, to NHP as Assignee.

     8. Assignment of Permits, Licenses, Franchises and Authorizations dated May 29, 1997 between the Seller, as Assignor, for the benefit of NHP as Assignee.

     9. Memorandum of Lease by NHP, as Landlord and the Seller, as Tenant, dated January 21, 1997 filed with Hamilton County Recorder as Document No. 9709703345.

C.   DUBLIN

     1.   Dublin Lease.

     2.   Dublin Development Agreement.

     3. Guaranty of Obligations by the Guarantor in favor of NHP dated April 29, 1997.

     4. Letter of Credit Agreement dated as of April 29, 1997 by and between NHP, as Beneficiary, and Seller, as amended by First Amendment to Lease and Security Agreement and Related Documents (Dublin, Ohio) dated as of January 21, 1998 by and among NHP, Seller and the Guarantor.

     5.   Dublin Letter of Credit.

     6. Guaranty of Lease, Letter of Credit Agreement and Development Agreement dated as of April 29, 1997 by the Guarantor in favor of NHP.

     7. Assignment of Project Agreements and Project Plans and Specifications dated as of May 6, 1997 by the Seller, as Assignor, to NHP as Assignee.

     8. Assignment of Permits, Licenses, Franchises and Authorizations dated November 4, 1997 between the Seller, as Assignor, and NHP, as Assignee.

     9. Memorandum of Lease dated as of April 29, 1997 by NHP, as Landlord, and the Seller, as Tenant, recorded in Franklin County Official Records 35000F11 on May 2, 1997.

D.   GERMANTOWN PROPERTY

     1.   Germantown Lease.

     2.   Germantown Development Agreement.

     3. Guaranty of Obligations by the Guarantor in favor of NHP dated May 15, 1997.

     4. Letter of Credit Agreement dated as of May 15, 1997 by and between NHP, as Beneficiary, and Seller, as amended by First Amendment to Lease and Security Agreement and Related Documents (Germantown, Tennessee) dated as of January 21, 1998 by and among NHP, the Seller and the Guarantor.

     5.   Germantown Letter of Credit.

     6. Guaranty of Lease, Letter of Credit Agreement and Development Agreement dated as of May 15, 1997 by the Guarantor in favor of NHP.

     7. Assignment of Project Agreements and Project Plans and Specifications dated as of May 15, 1997 by the Seller, as Assignor, to NHP as Assignee.

     8. Assignment of Permits, Licenses, Franchises and Authorizations dated as of June 3, 1998 by the Seller, as Assignor, and NHP as Assignee.

     9. Memorandum of Lease dated as of May 15, 1997 by NHP, as Landlord and the Seller, as Tenant, recorded with Shelby County Registry of Deeds on May 29, 1997 under Register's Nos. GP8242 and GP8243.

E.   BIRMINGHAM PROPERTY

     1.   Birmingham Lease.

     2.   Birmingham Development Agreement.

     3.   Birmingham Letter of Credit.

     4. Memorandum of Lease, dated as of September 25, 1997, recorded in the Office of the Judge of Probate of Shelby County Alabama as Instr. #1997-34525 and 1997- 35244.

     5.   Birmingham Acquisition Agreement.

F.   OVERLAND PARK PROPERTY

     1.   Overland Park Lease.

     2.   Overland Park Development Agreement.

     3.   Overland Park Letter of Credit.

     4. Memorandum of Lease, dated as of January 23, 1998, filed with the Johnson County Registry of Deeds in Book 5486, Page 949.

     5. Contract of Acquisition, dated as of January 23, 1998, by and between Seller, as Seller, and HCPI, as Buyer.

G.   HOCKESSIN PROPERTY

     1.   Hockessin Lease.

     2.   Hockessin Development Agreement.

     3. Guaranty of Obligations by the Guarantor in favor of MLD dated March 19, 1998.

     4. Letter of Credit Agreement dated as of March 19, 1998 by and between MLD Delaware Trust, as Beneficiary and the Seller.

     5.   Hockessin Letter of Credit.

     6. Guaranty of Lease, Letter of Credit Agreement and Development Agreement dated as of March 19, 1998 by the Guarantor in favor of MLD.

     7. Assignment of Project Agreements and Project Plans and Specifications dated as of March 19, 1988 by the Seller, as Assignor, to MLD as Assignee.

     8. Assignment of Permits, Licenses, Franchises and Authorizations dated March 19, 1988 between the Seller, as Assignor, and MLD, as Assignee.

     9. Memorandum of Lease dated July 30, 1996 recorded in official records of Collier County on August 2, 1996, O.R. 2213, Page 1266 by MLD, as Landlord, and Seller as Tenant.

                                    EXHIBIT E

                             PERMITTED ENCUMBRANCES


A.   BIRMINGHAM PROPERTY

     1. Title to all minerals within the underlying premises, together with all mining rights and other rights, privileges and immunities relating thereto, including rights set out in Deed Book 66, Page 34, and Deed Book 28, Page 581 in Probate Office.

          This is a Permitted Encumbrance provided that the Title Insurance Company issuing the Buyer's Title Insurance Policy relating to the Birmingham Real Property insures against loss or damage to improvements located on such property which may be occasioned by the enforcement or attempted enforcement of the right to use the surface of the land in order to remove minerals, without the consent of the surface owner(s).

     2. Declaration of Covenants, Conditions and Restrictions for Meadow Brook Corporate Park as set out in Real 5, Page 772 along with 1st Amendment recorded in Real 177, Page 269; Second Amendment recorded under Instrument Number 1993-18243; and Third Amendment as recorded under Instrument Number 1996- 27981.

     3. Building setback line(s) and Public easement(s) as shown by the recorded plat in Map Book 21, Page 92.

     4. Telephone Panel Base and Telephone Box encroachments over Easterly lot line along Meadow Ridge Road; Drain Pipe encroachments over Easterly lot line along Meadow Ridge Road; Drain Pipe encroachments over Northerly lot line along Corporate Drive as shown by survey of Walter Schoel Engineering Company, Inc., dated June 20, 1997.

B.   BLUE BELL PROPERTY

     [Not Yet Approved by Buyer]

C.   CARMEL PROPERTY

     1. Easement, restrictions, possible assessments for maintenance, and rights of others entitled to the continued uninterrupted flow of water through the W. R.

          Fertig Legal Drain, in accordance with Indiana Drain Code, IC (1981) 36-9-27-33 et seq. Said easement and restrictions have been amended by agreements by and between Technology Center Associates, LTD. and the Hamilton County Drainage Board, and recorded May 20, 1986, in Easement Record 4, page 28, recorded May 19, 1987, as Instrument 87-11579, and recorded November 18, 1987, as Instrument 87-047768.

     2. Dedication of Street Right-of-Way dated September 1, 1987, and recorded September 9, 1987, as Instrument 87-42050, for Technology Drive along a portion of the east line of subject real estate. Acknowledgement of Dedication and Acceptance recorded September 9, 1987, as Instrument 87-42051.

     3. Storm Sewer and Drainage Easement in favor of Carmel-Indiana Venture recorded March 13, 1990, as Instrument 90-05626.

     4. Covenants, conditions, restrictions, easements, and obligations set out in Meridian Technology Center Declaration of Covenants and Easements, dated December 30, 1986, and recorded December 31, 1986, in Miscellaneous Record 190, page 405. Said Declaration was modified by Modification of Declaration dated September 30, 1987, and recorded October 2, 1987, as Instrument 87-43980, and further modified by Second Modification of Declaration dated December 8, 1993, and recorded January 5, 1994, as Instrument 94-00758.

     5. The following items with respect to survey certified August 9, 1996, and recertified November 25, 1996, by Edward D. Giacoletti, Registered Land Surveyor, with Schneider Engineering Corporation, under Job No. 0192033C:

          a. Asphalt drive and turnaround along the east side of subject tract.

          b.   Manholes along the east side of subject tract.

          c. Storm inlet and sewer along the south and east sides of subject tract.

          d.   Underground irrigation system and pump house.

D.   DUBLIN PROPERTY

     AS TO PARCEL ONE:

          1. Notice of Commencement filed October 1, 1997, as Instrument No. 199710010107992.

          2. Easement & Right of Way granted to Columbus Southern Power Company, recorded at Instrument No. 199802050027855.

          3. Terms and conditions of Grant of Reciprocal Easements recorded as Instrument No. 19980518011987.

     AS TO PARCEL TWO:

          1. Easement Granted to Ohio Bell Telephone Company and Ameritech, recorded as Instrument No. 199711260153010.

          2. Easement granted to Columbia Gas of Ohio, Inc., recorded as Instrument No. 199804300103088.

     AS TO PARCEL THREE:

          1. Terms and conditions of easements to City of Dublin recorded at Official Records No. 16852A11, 14042F16, 11181B20, 11335B10 and
               14821J12.

          2. Terms and conditions of easements to United Dairy Farmers, Inc. recorded at Official Record No. 14298J07.

          3. Easements reserved in warranty deeds recorded at Official Records No. 16120J01, 14042F13 and 11181C03.

          4.   Notice of Commencement recorded at Instrument No.
               199710200122872.

     AS TO PARCEL ONE AND TWO:

          1. Fifty foot (50') Building setback line and easements for public utilities, as shown of record on the recorded plat for Reserve D of Indian Run Meadows, Section 5 recorded at Plat Book 65, Page 65.

          2. Easement to Columbus and Southern Ohio Electric Company over part of a larger tract of which insured premises is a part, of record in Official Record 08680C15.

          3. Easement to Columbus and Southern Ohio Electric Company of record in Official Record 09214C03.

          4. Terms and conditions of Grant of Reciprocal Easements For Driveway Purposes And Agreement To Jointly Maintain Demised Easement Areas filed May 2, 1997, in Official Record 35000E16, Recorder's Office, Franklin County, Ohio.

E.   GERMANTOWN PROPERTY

     1. Easement for 1-1/2 inch water line along the south property line of record in Record Book 1506, Page 107, in the Register's Office of Shelby County, Tennessee.

     2. Anchor Guy Easement of record in Record Book 4626, Page 624, in said Register's Office and being same as shown on survey prepared by The Pickering Firm dated March 6, 1997, as revised April 23, 1997 and May 19, 1997 (the "Germantown Survey").

     3. Slope Easement described in Instrument recorded in Record Book 6033, Page 412, in said Register's Office, and being the same as shown on the Germantown Survey.

     4. Eight foot wide easement of record under Register's No. J2 8740, in said Register's Office and same as shown on said survey.

F.   HOCKESSIN PROPERTY

     1. Drainage Easement and Maintenance Declaration as the same does more fully appear in the Office of the Recorder of Deeds, in and for New Castle County and State of Delaware, at Wilmington in Deed Book 2145, Page 27.

     2. Notes, easements, restrictions and conditions as shown on the Record Resubdivision Plan recorded in the Office of the Recorder of Deeds as aforesaid, in Microfilm Record No. 10402 and Record Major Land Development Plan recorded in the Office of the Recorder of Deeds, as aforesaid, in Microfilm Record No. 13416.

G.   OVERLAND PARK PROPERTY

     1. Easement to JCSSD No. 4 recorded in Book 163 Misc. page 232, as described therein.

     2. Easement to LSD No. 18 ICSSD No. 4 recorded in Volume 1131 Page 466 over the Southeasterly 50 feet as described therein.

     3. Storm Sewer Easement to City of Overland Park recorded in Book 188 Misc. page 443, as described therein.

     4. Resolution 87-98 recorded in Volume 2694 Page 729 for creating LSD 33 enlargement JSD 4-B of ICSSD No. 4.

     5. Rights of others entitled thereto, in and to the continued uninterrupted flow of the stream(s) crossing captioned premises.

     6.   Riparian rights incident to the premises.

     7. The following matters shown on survey entitled "ALTA/ACSM Land Title Survey Part of the NW 1/4, Sec. 8-13-25 Overland Park, Jo. Co., Kansas," by Shafer, Kline & Warren, P.A. dated 1-9-98.

          a.   4' x 4' Power and Light Pad on eastern boundary; and

          b. Two (2) sanitary sewer lines (no easement furnished) in southern area of property.

H.   NAPLES PROPERTY

PARCEL NO. 1

     1. Easement contained in the instrument dated November 18, 1975, and recorded December 17, 1975 in Official Records Book 637, Page 865, of the Public Records of Collier County, Florida.

     2. The terms, conditions and restrictions as set forth in the Joint Access Agreement between Nationwide Health Properties, Inc., a Maryland corporation and Jacqueline C. Frank, Phyllis K. Wetzler as Trustee under Agreement dated May 23, 1989, George H. Frank, Paul L. Frank, William E. Frank and Mildred B. Frank, dated July 25, 1996 and recorded August 2, 1996 in O.R. Book 2213, Page 1273, Public Records of Collier County, Florida.

     3. Easement in favor of Florida Power & Light Company dated October 25, 1996, and recorded March 14, 1997, in O.R. Book 2294, Page 1733, Public Records of Collier County, Florida.

     4. Easement in favor of the City of Naples dated April 22, 1997, and recorded April 29, 1997, in O.R. Book 2308, Page 3161, Public Records of Collier County, Florida.

PARCEL NO. 2

     1. Easement contained in the instrument dated June 19, 1953, and recorded November 14, 1953, in Deed Book 30, Page 375, Public Records of Collier County, Florida.

     2. Easement contained in the instrument dated September 15, 1953, and recorded November 14, 1953, in Deed Book 30, Page 377, Public Records of Collier County, Florida.

     3. Easement contained in the instrument dated March 21, 1960, and recorded June 21, 1960, in O.R. Book 66, Page 314, Public Records of Collier County, Florida.

     4. Easement contained in the instrument recorded December 18, 1975 in O.R. Book 637, Page 1366, Public Records of Collier County, Florida.


I.   RICHMOND PROPERTY

                           [NOT YET APPROVED BY BUYER]


J.   MONTGOMERY PROPERTY

                           [NOT YET APPROVED BY BUYER]


K.   WEST BLOOMFIELD HILLS PROPERTY

                           [NOT YET APPROVED BY BUYER]

                                   EXHIBIT FF

                       CONSTRUCTION PERMITS AND CONTRACTS

                           [TO BE COMPLETED BY SELLER]

                                    EXHIBIT G

                                DEVELOPMENT FEES

        FACILITY                     DEVELOPMENT FEE
        --------                     ---------------
Naples Facility                           NONE

Carmel Facility                           NONE

Dublin Facility                           NONE

Germantown Facility                       NONE

Birmingham Facility                     $331,306

Overland Park Facility                  $364,269

Hockessin Facility                        NONE

Blue Bell Facility                      $454,302

Richmond Facility                  NOT YET DETERMINED

Montgomery Facility                NOT YET DETERMINED

West Bloomfield Facility           NOT YET DETERMINED

                                    EXHIBIT H

                      ENVIRONMENTAL SITE ASSESSMENT REPORTS


1. Phase I Environmental Site Assessment Report, dated April 1, 1998, for Proposed National Assisted Living Facility, 799 Dekalb Pike, Whitpain Township, Montgomery County, Blue Bell, PA; prepared by Storb Environmental Incorporated.

2. Draft Phase I Environmental Site Assessment Report, dated December 13, 1996, for 5.5 Acre Vacant Parcel, Meridian Technology Center, Carmel, IN, ATC/ATEC Project No. 02460.0001, Task 3; prepared by ATC Associates, Inc.

3. Phase I Environmental Site Assessment, dated April, 1997, for 7220 Muirfield Drive, Dublin, OH; prepared by BBC&M Engineering, Inc.

4. Phase I Environmental Site Assessment, dated April, 1997, for 7737 Poplar Avenue, Germantown, TN, PEC Project No. 14708; prepared by Pickering Environmental Consultants, Inc.

5. Level I Environmental Site Assessment, dated April, 1998, for National Assisted Living Turnberry Road Site, NW Side - Turnberry Road, Chesterfield County, VA, Job No. 17687-20; prepared by Timmons.

6. Phase II Limited Site Characterization Report, dated March 10, 1998, for National Assisted Living, 6683 Lancaster Pike, Hockessin, DE; prepared by Storb Environmental Incorporated.

7. Phase I Environmental Site Assessment Report, dated April 30, 1996, for Property Located at 2600 Goodlette- Frank Road, Naples, FL, PSI No. 375-6E078; prepared by Professional Service Industries, Inc.

8. Phase I Environmental Site Assessment, dated August 5, 1997, for Proposed Assisted Living Center, Corporate Ridge Road, Birmingham, AL, Project No. 97ENAT02A01; prepared by Gallet & Associates, Inc.

9. Phase I Environmental Site Assessment Report, dated November 10, 1997, for Proposed Building Site, Northeast Corner of 10th Street & Barkley, Overland Park, KS, No. 977194; prepared by GeoSystems Engineering, Inc.

10.  The Montgomery Environmental Report (hereafter approved by the Buyer)

11.  West Bloomfield Hills Report (hereafter approved by the Buyer)

                                   EXHIBIT I-1

                          MAXIMUM AMOUNT TO BE ADVANCED
                          UNDER DEVELOPMENT AGREEMENTS

     FACILITY                        MAXIMUM AMOUNT
     --------                        --------------
Naples Facility                      NOT APPLICABLE

Carmel Facility                      NOT APPLICABLE

Dublin Facility

Germantown Facility

Birmingham Facility

Overland Park Facility

Hockessin Facility

Blue Bell Facility                 NOT YET DETERMINED

Richmond Facility                  NOT YET DETERMINED

Montgomery Facility                NOT YET DETERMINED

West Bloomfield Facility           NOT YET DETERMINED

                                   EXHIBIT I-2

                        APPROVED BUYER CONTINGENCIES AND
                          APPROVED LENDER CONTINGENCIES

                         APPROVED BUYER                  APPROVED LENDER
FACILITY                  CONTINGENCY                      CONTINGENCY
--------                  -----------                      -----------
Naples Facility          NOT APPLICABLE                  NOT APPLICABLE

Carmel Facility          NOT APPLICABLE                  NOT APPLICABLE

Dublin Facility

Germantown Facility

Birmingham Facility

Overland Park Facility

Hockessin Facility

Blue Bell Facility

Richmond Facility

Montgomery Facility

West Bloomfield Facility

                                   EXHIBIT I-3

                             CONTINGENCY ADJUSTMENT

                                        CONTINGENCY
     FACILITY                           ADJUSTMENT
     --------                           ----------
Naples Facility                        NOT APPLICABLE

Carmel Facility                        NOT APPLICABLE


Dublin Facility                           $354,550

Germantown Facility                       $324,999

Birmingham Facility                       $219,982

Overland Park Facility                    $419,118

Hockessin Facility                        $109,553

Blue Bell Facility                   NOT YET DETERMINED

Richmond Facility                    NOT YET DETERMINED

Montgomery Facility                  NOT YET DETERMINED

West Bloomfield Facility             NOT YET DETERMINED

                                    EXHIBIT J

                              PRIMARY INTENDED USE

     PROPERTY                                          PRIMARY INTENDED USE
     --------                                          --------------------
Naples Property                         The use of the Naples Property as a     facility with
                                        units and such ancillary uses as are permitted by
                                        law and may be necessary in connection therewith
                                        or incidental thereto.

Carmel Property                         The use of the Carmel Property as a     facility with
                                        units and such ancillary uses as are permitted by
                                        law and may be necessary in connection therewith
                                        or incidental thereto.

Dublin Property                         The use of the Dublin Property as a     facility with
                                        units and such ancillary uses as are permitted by
                                        law and may be necessary in connection therewith
                                        or incidental thereto.

Germantown Property                     The use of the Germantown Property as a     facility
                                        with     units and such ancillary uses as are
                                        permitted by law and may be necessary in
                                        connection therewith or incidental thereto.

Birmingham Property                     The use of the Birmingham Property as a     facility
                                        with     units and such ancillary uses as are
                                        permitted by law and may be necessary in
                                        connection therewith or incidental thereto.

Overland Park Property                  The use of the Overland Park Property as a
                                            facility with     units and such ancillary uses as are
                                        permitted by law and may be necessary in
                                        connection therewith or incidental thereto.

Hockessin Property                      The use of the Hockessin Property as a     facility
                                        with     units and such ancillary uses as are
                                        permitted by law and may be necessary in
                                        connection therewith or incidental thereto.

Blue Bell Property                      The use of the Blue Bell Property as a     facility
                                        with     units and such ancillary uses as are
                                        permitted by law and may be necessary in
                                        connection therewith or incidental thereto.

Richmond Property                       The use of the Richmond Property as a     facility
                                        with     units and such ancillary uses as are
                                        permitted by law and may be necessary in
                                        connection therewith or incidental thereto.

Montgomery Property                     The use of the Montgomery Property as a     facility
                                        with     units and such ancillary uses as are
                                        permitted by law and may be necessary in
                                        connection therewith or incidental thereto.

West Bloomfield Hills Property          The use of the West Bloomfield Hills Property as a
                                            facility with    units and such ancillary uses as are
                                        permitted by law and may be necessary in
                                        connection therewith or incidental thereto.

                [TO BE COMPLETED BY SELLER - KINDLY DESCRIBE WITH
                   SPECIFICITY ALL USES/SPECIAL SERVICES USING

                        APPROPRIATE LICENSURE CATEGORIES]

                                    EXHIBIT K

                                OPERATING PERMITS

     FACILITY                           OPERATING PERMITS
     --------                           -----------------
Naples Facility

Carmel Facility

Dublin Facility

Germantown Facility

Birmingham Facility

Overland Park Facility

Hockessin Facility

Blue Bell Facility

Richmond Facility

Montgomery Facility

West Bloomfield Facility


             [TO BE COMPLETED BY SELLER - KINDLY IDENTIFY EACH TYPE
               OF LICENSE NECESSARY AND THE GOVERNMENTAL AUTHORITY
                               THAT MUST ISSUE IT]

                                    EXHIBIT L

                                    CONSENTS


                                      NONE

                                    EXHIBIT M

                         CERTIFICATE REGARDING SELLER'S
                    REPRESENTATIONS, WARRANTIES AND COVENANTS


     Reference is hereby made to that certain Agreement Regarding Acquisition of Facilities, dated as of July 17, 1998 (the "Purchase and Sale Agreement"), by and between National Assisted Living Limited Partnership, a Florida limited partnership (the "Seller"), as seller and CareMatrix of Massachusetts, Inc., a Delaware corporation (the "Buyer"), as buyer. The undersigned hereby certifies to the Buyer [or the Buyer's Nominee] as follows:

          There are no changes in the representations and warranties made by the Seller in the Purchase and Sale Agreement relating to the Seller [if, applicable, add reference to any Single Purpose Entity] or the Property (as defined in the Purchase and Sale Agreement) [or, list changes here].

     This Certification is being given to the Buyer [or the Buyer's Nominee] incident to the consummation of the sale of the Seller's interest in the Property [or the Seller's equity interest in ] and it is intended that the Buyer [or the Buyer's Nominee] shall rely upon the contents and accuracy of this Certification.

     EXECUTED as a sealed instrument as of this __ day of _________.


                               NATIONAL ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Florida limited partnership

                               By: NATIONAL ASSISTED LIVING, INC., a
                                   Florida corporation, its sole general partner


                                   By: ________________________________
                                       Name:
                                       Title:

                                    EXHIBIT N

                                 ESCROW ACCOUNTS


                                      NONE

                                    EXHIBIT O

                          ADDITIONAL LETTERS OF CREDIT
                             REQUIRED UNDER EXISTING
                                 LEASE DOCUMENTS

                           [TO BE COMPLETED BY SELLER]

                                    EXHIBIT P

                                  BILL OF SALE

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NATIONAL ASSISTED LIVING LIMITED PARTNERSHIP, a Florida limited partnership (the "Seller"), hereby sells, assigns, transfers and conveys to CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation [or Buyer's Nominee] (the "Buyer"), all machinery, apparatus, appliances, chattels, equipment, furniture, fittings, fixtures, draperies, curtains, tools, supplies and all other articles of personal property of every kind and nature whatsoever owned by the Seller and located in or upon, or used in connection with the operation of the land, or any portion thereof, now known and numbered as _________________________________, more particularly described in EXHIBIT A attached hereto, or any of the buildings, structures or improvements now or hereafter located thereon.

     Such property is hereby sold, assigned, transferred and conveyed "as-is" without warranty or representation, (including, without limitation, those of merchantability or fitness for any particular purpose), except as set forth in that certain Agreement Regarding Acquisition of Facilities dated as of July 17, 1998 by and between the Seller and the Buyer [CareMatrix of Massachusetts, Inc., if Buyer is a Nominee].

     IN WITNESS WHEREOF, the Seller has executed this Bill of Sale, under seal, as of the __ day of __________.


                               NATIONAL ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Florida limited partnership

                               By: NATIONAL ASSISTED LIVING, INC., a
                                   Florida corporation, its sole general partner


                               By: ________________________________
                                   Name:
                                   Title:

                                    EXHIBIT Q

                               GENERAL ASSIGNMENT

     In consideration of the payment of the purchase price (and for other good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged) in connection with the sale of the [leasehold interest in] property now known and numbered as _____________________, more particularly described in EXHIBIT A attached hereto (the "Property"), [created pursuant to INSERT DESCRIPTION OF FACILITY LEASE], the undersigned NATIONAL ASSISTED LIVING LIMITED PARTNERSHIP, a Florida limited partnership (the "Assignor"), hereby sells, assigns, transfers, grants and conveys unto CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation [or Buyer's Nominee] (the "Assignee"), all of the Assignor's right, title and interest in and to any and all Intangible Property (other than the Permits, the Leases relating to the Property, the Lease Documents and the Operating Agreements relating to the Property) owned by the Assignor and relating to and/or used in connection with the Property and/or the Tangible Personal Property relating thereto, excluding, however, all trademarks and trade names relating thereto.

     This General Assignment is made pursuant to that certain Agreement Regarding Acquisition of Facilities, dated as of ________, 1998, by and between the Assignor, as Seller, and the Assignee [CareMatrix of Massachusetts, Inc. if Buyer is a Nominee], as Buyer (the "Purchase and Sale Agreement"), and is given without warranty or representation, except as set forth in the Purchase and Sale Agreement.

     All capitalized terms used herein and not expressly defined herein shall have the meanings given to such terms in the Agreement.

     Executed under seal as of the day of .


                               ASSIGNOR:

                               NATIONAL ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Florida limited partnership

                               By: NATIONAL ASSISTED LIVING, INC., a
                                   Florida corporation, its sole general partner

                                   By: ________________________________
                                       Name:
                                       Title:

                                    EXHIBIT R

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     In consideration of the payment of the purchase price (and for other good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged) in connection with the sale of [the leasehold interest in] certain property known as and numbered , more particularly described in EXHIBIT A attached hereto (the "Property"), the undersigned NATIONAL ASSISTED LIVING LIMITED PARTNERSHIP, a Florida limited partnership (the "Assignor"), hereby sells, assigns, transfers, grants and conveys unto CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation [or Buyer's Nominee] (the "Assignee"), all of the Assignor's right, title and interest, if any, in and to (a) all of the leases listed on EXHIBIT B attached hereto, together with any and all other leases, occupancy agreements, written or oral, affecting the Property, or pursuant to which all or any portion of the Property is used or occupied by anyone other than the Assignor and all guaranties of any tenant's obligations thereunder (collectively, the "Leases"); (b) all of the Assignor's right, title and interest in and to the contracts and agreements listed on EXHIBIT C attached hereto (the "Assumed Operating Agreements); and (c) all zoning, building code and other permits, licenses, authorizations and approvals affecting the construction and/or use of the Property issued by any and all federal, state, municipal and other governmental bodies having jurisdiction over the Property, or any portions thereof (collectively the "Governmental Approvals").

     The assignment made pursuant to this Agreement is given without warranty or representation, except as set forth in that certain Agreement Regarding Acquisition of Facilities, dated as of July 17, 1998, by and between the Assignor, as Seller and the Assignee [CareMatrix of Massachusetts, Inc. if Assignee is a nominee], as Buyer.

     The Assignee hereby agrees to and accepts such assignment and, in addition, expressly assumes and agrees to keep, perform and fulfill all of the terms, covenants, obligations, and conditions required to be kept, performed and fulfilled by the Assignor under or with respect to the Leases, the Assumed Operating Agreements and the Governmental Approvals which arise or accrue on or after the date hereof. The Assignor agrees to keep, perform and fulfill all of the terms, covenants, obligations, and conditions required to be kept, performed and fulfilled by the Assignor under or with respect to the Leases, the Assumed Operating Agreements and the Governmental Approvals which arise or accrue prior to the date hereof. Each party further agrees to protect, indemnify, defend and hold harmless the other party from and against any and all of the following matters (collectively, the "Indemnified Matters"): claims, demands, actions, lawsuits, proceedings, judgments, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and costs) directly or indirectly arising out of or related to any breach or default in such party's obligations under this paragraph and the enforcement of the provisions hereof. Each party agrees to promptly notify the other in writing upon learning of any such claim or cause of action.

     In the event that any action, suit or proceeding is brought against any party (the "Indemnitee") with respect to any Indemnified Matter, the action, suit or proceeding shall, at the written election made by the other party (the "Indemnitor") within fifteen (15) "Business Days" (as such term is hereinafter defined) after the Indemnitor's receipt of written notice of the commencement of such action, suit or proceeding, be defended by the Indemnitor (including all proceedings on appeal or for review in connection therewith) at the Indemnitor's expense and liability. Pending the Indemnitor's election hereunder, the Indemnitee shall have the right to employ its own counsel to file a request for an extension of time to file an answer, or to file an answer if the Indemnitor fails to have its counsel file an answer within three (3) Business Days prior to the expiration of the period within which an answer must be filed, as such period may be extended. The Indemnitee shall have the right to employ its own counsel, for the duration of such action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless the Indemnitor has not elected within the required time period to defend any such action, suit or proceeding, or unless the actions or inactions by counsel retained by the Indemnitor appear reasonably likely to result in a judgment against the Indemnitee because of a failure to defend the action in a reasonably prudent manner (the burden to prove the same by a preponderance of the evidence to rest with the Indemnitee), in which event the Indemnitor shall pay such counsel's fees and expenses. The Indemnitor shall keep the Indemnitee reasonably informed of any action, suit or proceeding at all stages thereof, whether or not it represented by its own counsel.

     As used in this Agreement, the term "Business Day" shall any day which is not a Saturday or a Sunday or a public holiday under the laws of the United States of America or the Commonwealth of Massachusetts.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the Assignor and the Assignee and their respective successors and permitted assigns.

     Executed under seal as of the day of ____________.


                               ASSIGNOR:

                               NATIONAL ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Florida limited partnership

                               By: NATIONAL ASSISTED LIVING, INC., a
                                   Florida corporation, its sole general partner

                                   By: ________________________________
                                       Name:
                                       Title:


                               ASSIGNEE:

                               ______________, a Delaware corporation

                               By: ____________________________
                                   Name:
                                   Title:

                                    EXHIBIT S

                        ASSIGNMENT OF MEMBERSHIP INTEREST


     THIS ASSIGNMENT OF MEMBERSHIP INTEREST is entered into this day of ________________, between NATIONAL ASSISTED LIVING LIMITED PARTNERSHIP, a Florida limited partnership (the "ASSIGNOR"), CAREMATRIX OF MASSACHUSETTS, INC., a Delaware corporation [SUBSTITUTE NAME OF NOMINEE, IF APPLICABLE] (the "ASSIGNEE") and [INSERT APPLICABLE SINGLE PURPOSE ENTITY], a Delaware limited liability company (the "LLC").

     WHEREAS, ASSIGNOR owns one hundred percent (100%) of the membership interests (the "Membership Interest") in and to the LLC, and desires to assign and transfer the Membership Interest to ASSIGNEE, and ASSIGNEE desires to purchase the Membership Interest from ASSIGNOR.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. ASSIGNOR hereby sells, assigns, transfers and delivers to ASSIGNEE, and ASSIGNEE hereby accepts, the Membership Interest. Following this assignment, ASSIGNOR will have no interest in and to the LLC.

     2. ASSIGNEE hereby accepts and adopts all of the terms and provisions of the operating agreement and certificate of organization of the LLC, each as amended and restated as of the date hereof (collectively, the "LLC Agreement"), and agrees to be bound thereby.

     3. ASSIGNOR hereby covenants and represents to ASSIGNEE that (a) ASSIGNOR has good and sufficient title to the Membership Interest, free and clear of all mortgages, liens, pledges, charges, claims, encumbrances, or rights, title and interest in others except [REFERENCE LIENS CREATED BY APPLICABLE LEASE DOCUMENTS OR FUTURE FINANCING DOCUMENTS], (b) ASSIGNOR has complete authority to execute this Assignment and perform the terms hereof, (c) the execution and delivery of this Assignment and the performance of the terms hereof by ASSIGNOR will not contravene any agreement to which ASSIGNOR or its properties is or may be bound,
(d) there exists no default, or event which with the passage of time or notice or both could become a default, under the LLC Agreement, (e) ASSIGNOR has no obligations or liabilities to the LLC of any nature, and (f) ASSIGNOR is not a "foreign person" within the meaning of Section 1445(f) of the Internal Revenue Code of 1986, as amended.

     4. ASSIGNOR hereby remises, releases and forever discharges the LLC and its successors and assigns (collectively, the "Assignor Releasees"), of and from all claims, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, debts, demands and liabilities whatsoever of every name and nature, both at law and in equity, which against the Assignor Releasees, or any of them, ASSIGNOR now has or ever has had from the beginning of time to this date arising out of or relating to the LLC or the LLC Agreement.

     5. The LLC hereby remises, releases and forever discharges ASSIGNOR and its successors and assigns (collectively, the "LLC Releasees"), of and from all claims, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, debts, demands and liabilities whatsoever of every name and nature, both at law and in equity, which against the LLC Releasees, or any of them, the LLC now has or ever has had from the beginning of time to this date arising out of or relating to the LLC or the LLC Agreement.

     WITNESS the execution hereof under seal as of the day and year first above written.


                               ASSIGNOR:

                               NATIONAL ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Florida limited partnership

                               By: National Assisted Living, Inc., a Florida
                                   corporation, its sole general partner


                               By:_______________________________________
                                  Name:
                                  Title:


                               ASSIGNEE:

                               CAREMATRIX OF MASSACHUSETTS, INC., a
                               Delaware corporation


                               By:_______________________________________
                                  Name:
                                  Title:

                               LLC:


                               ___________________, a Delaware limited liability company


                               By: NATIONAL ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Florida limited partnership,
                               its sole member


                               By: NATIONAL ASSISTED LIVING, INC., a
                               Florida corporation, its sole general partner


                               By:_______________________________________
                                  Name:
                                  Title:

                                  SCHEDULE 6.7

                              FINANCIAL STATEMENTS

                 AGREEMENT REGARDING ACQUISITION OF FACILITIES


                                 BY AND BETWEEN


                  NATIONAL ASSISTED LIVING LIMITED PARTNERSHIP


                                      AND


                       CAREMATRIX OF MASSACHUSETTS, INC.


                           DATED AS OF JULY 17, 1998

                                TABLE OF CONTENTS


1.       Definitions..............................................................................................2

2.       Call Rights, Put Rights and Transfer Rights.............................................................38
        2.1       Call Option....................................................................................38
        2.2       Put Option.....................................................................................39
        2.3       Transfer Right.................................................................................39

3.       Option Payments.........................................................................................40

4.       Facility Purchase Price.................................................................................40

5.       Place of Closing........................................................................................42

6.       Seller's Representations and Warranties.................................................................42
        6.1       Legal Existence, Good Standing and Ownership Interest..........................................43
        6.2       Authority and Enforceability...................................................................44
        6.3       No Conflict....................................................................................45
        6.4       No Consent or Approval.........................................................................45
        6.5       Financial Condition............................................................................46
        6.6       Filing of Tax Returns..........................................................................47
        6.7       Accuracy of Financial Statements and Other Information.........................................48
        6.8       Pending Actions, Notices and Reports...........................................................48
        6.9       Compliance with Legal and Other Requirements...................................................49
        6.10      Property Matters...............................................................................50
        6.11      Hazardous Substances...........................................................................52
        6.12      Labor Matters..................................................................................53
        6.13      Intellectual Property..........................................................................54
        6.14      Management Agreements..........................................................................54
        6.15      Omnibus Letter Agreement, the Richmond Architect's Agreement,
                  the West Bloomfield Hills Architect's Agreement and
                  Existing Construction Contracts................................................................54
        6.16      Future Architect's Agreements and Future Construction Contracts................................55
        6.17      Existing Project Plans.........................................................................55
        6.18      Plans and Specifications Relating to the Blue Bell Property....................................56
        6.19      Plans and Specifications Relating to the Richmond Property.....................................56
        6.20      Plans and Specifications Relating to the West Bloomfield Hills Property........................57
        6.21      Plans and Specifications Relating to the Montgomery Property...................................57
        6.22      Prior Construction Work........................................................................58
        6.23      Suitability of the Existing Project Plans......................................................58

                                      (i)




        6.24      Suitability of the Plans and Specifications Relating to the
                  Blue Bell Development Project .................................................................58
        6.25      Suitability of the Plans and Specifications Relating to the
                  Richmond Development Project ..................................................................58
        6.26      Suitability of Project Plans Relating to the
                  West Bloomfield Hills Development Project .....................................................59
        6.27      Suitability of Project Plans Relating to the
                  Montgomery Development Project ................................................................59
        6.28      Compliance with Legal Requirements and Applicable Agreements ..................................59
        6.29      Permits and Contracts..........................................................................59
        6.30      Leases.........................................................................................60
        6.31      Default under Lease Documents..................................................................61
        6.32      Landlord Bankruptcy............................................................................61
        6.33      Existing Lease Documents.......................................................................61
        6.34      Existing Letters of Credit.....................................................................62
        6.35      Development Proceeds...........................................................................62
        6.36      Personal Property..............................................................................62
        6.37      Insurance Notices..............................................................................63
        6.38      Additional Representations Regarding the Naples Property.......................................63
        6.39      Additional Representations Regarding the Carmel Property.......................................63
        6.40      Additional Representations Regarding the Dublin Property.......................................64
        6.41      Additional Representations Regarding the Germantown Property...................................65
        6.42      Additional Representations Regarding the Birmingham Property...................................66
        6.43      Additional Representations Regarding the Overland Park Property................................66
        6.44      Additional Representations Regarding the Hockessin Property....................................67
        6.45      Additional Representations Regarding the Blue Bell Property....................................68
        6.46      Additional Representations Regarding the Richmond Property.....................................69
        6.47      Year 2000......................................................................................69
        6.48      Contingencies..................................................................................69
        6.49      Beneficiaries..................................................................................69

7.       Buyer's Representations and Warranties..................................................................69
        7.1       Legal Existence and Good Standing..............................................................69
        7.2       Authority and Enforceability...................................................................69
        7.3       No Conflict....................................................................................70
        7.4       CareMatrix Approval............................................................................70
        7.5       CareMatrix Net Worth...........................................................................70

8.       Covenants...............................................................................................70
        8.1       Maintenance of Existence; Organizational Documents ............................................70
        8.2       Single Purpose Entities........................................................................70
        8.3       Financial Statements and Other Information.....................................................71
        8.4       Books and Records..............................................................................73

                                      (ii)





        8.5       Restrictions...................................................................................74
        8.6       Non-Competition................................................................................74
        8.7       Employees......................................................................................76
        8.8       Changes in Fiscal Year and Accounting Procedures...............................................76
        8.9       Impositions....................................................................................76
        8.10      Permitted Contests.............................................................................77
        8.11      Repair; Use; Compliance With Law; Alterations; Waste...........................................77
        8.12      Construction Covenants.........................................................................79
        8.13      Lease Transactions and Future Financings.  ....................................................86
        8.14      Additional Provisions Regarding Future Financings..............................................88
        8.15      Management Agreements..........................................................................89
        8.16      Leases and Resident Agreements.................................................................89
        8.17      Operating Agreements...........................................................................89
        8.18      Hart-Scott-Rodino..............................................................................90
        8.19      Buyer's Transfer Approvals.....................................................................90
        8.20      Title Matters..................................................................................91
        8.21      Insurance......................................................................................91
        8.22      Casualty.......................................................................................91
        8.23      Condemnation...................................................................................92
        8.24      Additional Covenants Relating to the Carmel Property...........................................93
        8.25      Additional Covenants Relating to the Germantown Property.......................................93
        8.26      Additional Covenants Relating to the Birmingham Property.......................................93
        8.27      Additional Covenants Relating to the Hockessin Property........................................93
        8.28      Additional Covenants Relating to the Blue Bell Property........................................94
        8.29      Additional Covenants Relating to the Richmond Property.........................................94
        8.30      Additional Covenants Relating to the Montgomery Property.......................................94
        8.31      Additional Covenants Relating to the West Bloomfield Hills Property............................94
        8.32      Seller Documents and Buyer Documents...........................................................94
        8.33      Compliance with Legal Requirements.............................................................94
        8.34      Reliance Letters...............................................................................95
        8.35      Surveys........................................................................................95
        8.36      CareMatrix Net Worth...........................................................................95
        8.37      Naples Abutters................................................................................95
        8.38      Architect's....................................................................................95
        8.39      Buyer Approvals................................................................................95

9.       Closing Deliveries......................................................................................96
        9.1       Closing Deliveries Relating to All Closings ...................................................96
        9.2       Closing Deliveries In Connection with Any Closing
                  Relating to any Facility Leased By the Seller .................................................97
        9.3       Closing Deliveries in Connection With Any Closing
                  Relating to Any Facility Leased or Owned by
                  Any Single Purpose Entity .....................................................................98

                                     (iii)




        9.4       Closing Deliveries In Connection With Any Closing
                  Relating to Any Facility Owned By The Seller ..................................................98
        9.5       Additional Closing Deliveries Relating to the Naples Closing ..................................99
        9.6       Additional Closing Deliveries Relating to the Carmel Closing...................................99
        9.7       Additional Closing Deliveries Relating to the Dublin Closing..................................100
        9.8       Additional Closing Deliveries Relating to the Germantown Closing..............................101
        9.9       Additional Closing Deliveries Relating to the Birmingham Closing..............................101
        9.10      Additional Closing Deliveries Relating to the Overland Park Closing...........................102
        9.11      Additional Closing Deliveries Relating to the Hockessin Closing...............................102
        9.12      Additional Closing Deliveries Relating to the Blue Bell Closing...............................103
        9.13      Additional Closing Deliveries Relating to the Richmond Closing................................103
        9.14      Additional Closing Deliveries Relating to the Montgomery Closing..............................104
        9.15      Additional Closing Deliveries Relating to the West Bloomfield Hills
                  Closing ......................................................................................104

10.      Conditions Precedent to All Closings...................................................................104
       10.1      Buyer's Transfer Approvals ....................................................................105
       10.2       Representations, Warranties and Covenants. ...................................................105
       10.3       Physical Condition of the Facility............................................................105
       10.4       Environmental Condition.......................................................................105
       10.5       Operating Agreements..........................................................................105
       10.6       Possession....................................................................................105
       10.7       Buyer's Title Insurance Policies..............................................................106
       10.8       Lease Documents and Future Financing Documents................................................106
       10.9       Lease Default or Future Financing Default.....................................................106
       10.10      HSR Act.......................................................................................106
       10.11      Condemnation..................................................................................106
       10.12      Non-Competition Agreement.....................................................................106
       10.13      Dispute Regarding the Seller's Calculation of the
                  Facility Purchase Price or the Achievement of Breakeven ......................................107
       10.14      Survey Matters. ..............................................................................107
       10.15      License of Intellectual Property..............................................................107

11.      Additional Conditions Precedent to Specific Closings...................................................107
       11.1       Conditions Precedent to the Naples Closing ...................................................107
       11.2       Conditions Precedent to the Carmel Closing....................................................108
       11.3       Conditions Precedent to the Dublin Closing....................................................108
       11.4       Conditions Precedent to the Germantown Closing................................................108
       11.5       Conditions Precedent to the Birmingham Closing................................................109
       11.6       Conditions Precedent to the Overland Park Closing.............................................109
       11.7       Conditions Precedent to the Blue Bell Closing.................................................109
       11.8       Conditions Precedent to the Richmond Closing..................................................110
       11.9       Conditions Precedent to Montgomery Closing....................................................110

                                      (iv)




       11.10      Conditions Precedent to West Bloomfield Hills Closing.........................................111

12.      Extensions.............................................................................................112

13.      Indemnification........................................................................................113

14.      Adjustments and Prorations to be Made at Each Closing..................................................116

15.      Costs..................................................................................................118

16.      Brokerage Warranty.....................................................................................118

17.      Recording..............................................................................................119

18.      Remedies...............................................................................................119

19.      Waiver.................................................................................................119

20.      Time...................................................................................................120

21.      Governing Law and Consent to Jurisdiction..............................................................120

22.      Notices................................................................................................120

23.      Entire Agreement.......................................................................................121

24.      Access.................................................................................................122

25.      Publicity..............................................................................................122

26.      General Provisions.....................................................................................122

27.      WAIVER BY JURY TRIAL...................................................................................123

28.      Captions and Headings..................................................................................123

29.      Counterparts...........................................................................................123

30.      No Joint Venture or Partnership........................................................................123

31.      Amendments, Waivers and Modifications..................................................................123

32.      Successors and Assigns.................................................................................124

                                      (v)




33.      No Third Party Beneficiaries...........................................................................124

34.      Further Assurances.....................................................................................124

35.      Cooperation............................................................................................124

36.      No Solicitation........................................................................................125

37.      Exhibits and Schedules.................................................................................125

EXHIBIT A-1 BIRMINGHAM REAL PROPERTY

EXHIBIT A-2 BLUE BELL REAL PROPERTY

EXHIBIT A-3 CARMEL REAL PROPERTY

EXHIBIT A-4 DUBLIN REAL PROPERTY

EXHIBIT A-5 GERMANTOWN REAL PROPERTY

EXHIBIT A-6 HOCKESSIN REAL PROPERTY

EXHIBIT A-7 NAPLES REAL PROPERTY

EXHIBIT A-8 OVERLAND PARK REAL PROPERTY

EXHIBIT A-9 RICHMOND REAL PROPERTY

EXHIBIT A-10      MONTGOMERY REAL PROPERTY

EXHIBIT A-11      WEST BLOOMFIELD HILLS REAL PROPERTY

EXHIBIT B-1 BIRMINGHAM BUDGET

EXHIBIT B-2 BLUE BELL BUDGET

EXHIBIT B-3 CARMEL BUDGET

EXHIBIT B-4 DUBLIN BUDGET

EXHIBIT B-5 GERMANTOWN BUDGET

                                      (vi)

EXHIBIT B-6 HOCKESSIN BUDGET

EXHIBIT B-7 NAPLES BUDGET

EXHIBIT B-8 OVERLAND PARK BUDGET

EXHIBIT B-9 RICHMOND BUDGET

EXHIBIT B-10      MONTGOMERY BUDGET

EXHIBIT B-11      WEST BLOOMFIELD HILLS BUDGET

EXHIBIT C-1       BIRMINGHAM PLANS AND SPECIFICATIONS

EXHIBIT C-2 BLUE BELL PLANS AND SPECIFICATIONS

EXHIBIT C-3 CARMEL PLANS AND SPECIFICATIONS

EXHIBIT C-4 DUBLIN PLANS AND SPECIFICATIONS

EXHIBIT C-5 GERMANTOWN PLANS AND SPECIFICATIONS

EXHIBIT C-6 HOCKESSIN PLANS AND SPECIFICATIONS

EXHIBIT C-7 NAPLES PLANS AND SPECIFICATIONS

EXHIBIT C-8 OVERLAND PARK PLANS AND SPECIFICATIONS

EXHIBIT C-9 RICHMOND PLANS AND SPECIFICATIONS

EXHIBIT C-10      MONTGOMERY PLANS AND SPECIFICATIONS

EXHIBIT C-11      WEST BLOOMFIELD HILLS PLANS AND SPECIFICATIONS

EXHIBIT D         EXISTING LEASE DOCUMENTS

EXHIBIT E         PERMITTED ENCUMBRANCES

EXHIBIT F         CONSTRUCTION PERMITS AND CONTRACTS

EXHIBIT G         DEVELOPMENT FEES

EXHIBIT H         ENVIRONMENTAL SITE ASSESSMENT REPORTS


                                     (vii)

EXHIBIT I-1       MAXIMUM AMOUNT TO BE ADVANCED
     UNDER DEVELOPMENT AGREEMENTS

EXHIBIT I-2       APPROVED BUYER CONTINGENCIES AND
     APPROVED LENDER CONTINGENCIES

EXHIBIT I-3       CONTINGENCY ADJUSTMENT

EXHIBIT J         PRIMARY INTENDED USE

EXHIBIT K         OPERATING PERMITS

EXHIBIT L         CONSENTS

EXHIBIT M         CERTIFICATE REGARDING SELLER'S REPRESENTATIONS,
            WARRANTIES AND COVENANTS

EXHIBIT N         ESCROW ACCOUNTS

EXHIBIT O         ADDITIONAL LETTERS OF CREDIT REQUIRED UNDER
            EXISTING LEASE DOCUMENTS

EXHIBIT P         BILL OF SALE

EXHIBIT Q         GENERAL ASSIGNMENT

EXHIBIT R         ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT S         ASSIGNMENT OF MEMBERSHIP INTEREST

SCHEDULE 6.7      FINANCIAL STATEMENTS



                                     (viii)